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Oshkosh Corporation
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Our MOVE strategy more value - evolving to deliver We are focused on growing profitably through maintaining intense focus on enhancing customer experience by increasing our use of standard processes and tools to drive consistency and by providing total customer care solutions over the product life cycle. We have also expanded our use of advanced product quality planning techniques and utilize Voice of the Customer to deliver superior products and solutions. We are focused on optimizing our cost and capital structure to provide value for customers and shareholders by aggressively attacking product, process and overhead costs and opportunistically using strong free cash flow to return capital to shareholders or invest in acquisition opportunities. We expect to more efficiently utilize our manufacturing facilities; increase component commonality and optimize our supply chain; reduce manufacturing lead times and new product development cycle times; and increase operating income margins independent of volume through simplification actions and increased vertical integration. We seek to expand sales and margins by leading our core markets in the introduction of new or improved products and new technologies leveraging benefits of our product and technology plans. We continue to expand our global reach by driving international growth in targeted geographies, including Asia, Eastern Europe, the Middle East, Latin America and Africa. In pursuit of this strategy, we opened sales and service offices in recent years in Russia, India, Saudi Arabia, China, Japan and South Korea to pursue opportunities in each of those countries. In addition, we recently conducted trials of our JLTV in Europe for allied nations. M O V E Market Leader Delighting Customers Optimize Cost and Capital Structure Value Innovation Emerging Market Growth

Dear Fellow Oshkosh Corporation Shareholder: December 20, 2016 Fiscal year 2016 was an exciting year for Oshkosh Corporation. The Company persevered in the face of some uncertain markets and capitalized on many new opportunities, demonstrating that Oshkosh is a different integrated global industrial. Through increased focus on our people and a shared purpose, our team members are inspired to make a difference and deliver shareholder value. As our MOVE strategy evolves, we remain confident that our Company is positioned for long term success. Our team members are working to continuously improve operational processes, implement innovative solutions to address customer needs, look for new business opportunities and markets for our world class products and continue to expand their knowledge and develop new skills to foster greater job satisfaction and personal growth. Not only does this create a dynamic and rewarding environment, it means that every day, our team members are creating value for our customers and our shareholders. As in previous years, we have included a brief overview of our business in this document and invite you to read this as well as our other public filings to learn about Oshkosh Corporation. Chief Executive Officer and President Wilson Jones will also provide a business update at our Annual Meeting in Oshkosh on February 7, 2017. This year will also mark the centennial of our founding. It has been an amazing 100 year journey of serving our customers, shareholders and community. We hope that you will be able to join us at the Annual Meeting on February 7th. Finally, among the several items presented for your vote this year is the election of our Board of Directors. I will not be standing for re-election this year. I have been privileged to serve as a director of this outstanding company and I appreciate the trust and confidence you and my fellow directors have shown me over the years. Our Board has long been committed to effective succession planning which is key to the orderly refreshment of the Board. The nominees for election this year are an exceptional group of individuals, each deserving of your vote. They will serve you well. Our Board looks forward to 2017 and appreciates your continued support. Sincerely, Richard M. Donnelly Chairman of the Board OSHKOSH CORPORATION 2016 Proxy Statement

Notice of Annual Meeting of Shareholders December 20, 2016 The 2017 Annual Meeting of Shareholders of Oshkosh Corporation will be held at the EAA Aviation Center, 3000 Poberezny Road, Oshkosh, Wisconsin 54902 on Tuesday, February 7, 2017, at 8:00 a.m. (Central Standard Time) for the purposes listed as Agenda items on this Notice. Only Oshkosh Corporation shareholders of record at the close of business on December 12, 2016 are eligible to vote at the Annual Meeting. Your vote is very important. Even if you plan to attend the Annual Meeting, please vote your shares as soon as possible, either online or by phone as directed in the Notice of Internet Availability of Proxy Materials or by returning a completed proxy card in the envelope provided. Even if you vote in advance,you are still entitled to attend and to vote in person at the Annual Meeting. If you vote at the Annual Meeting, that vote will have the effect of revoking any prior vote. By Order of the Board of Directors, Ignacio A. Cortina Executive Vice President, General Counsel and Secretary Your vote is important, so please cast your vote as soon as possible by: OSHKOSH CORPORATION 2016 Proxy Statement Internet atToll-free from theMailing the signedIn person at the www.proxyvote.comUnited Statesproxy or votingAnnual Meeting or Canada toinstruction form 1-800-690-6903 WHEN: February 7, 2017 8:00 a.m. (Central Standard Time) WHERE: EAA Aviation Center 3000 Poberezny Road Oshkosh, Wisconsin 54902 AGENDA: 1. To elect eleven directors; 2. To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2017; 3. To approve, by advisory vote, the compensation of our named executive officers; 4. To recommend, by advisory vote, the frequency of the advisory vote on the compensation of our named executive officers; 5. To approve the 2017 Incentive Stock and Awards Plan; and 6. To consider and act on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Table of Contents PROXY STATEMENT General Information About the Annual Meeting and Voting....................................................... 1 Additional Information Regarding the Annual Meeting ........................................................... 4 SUMMARY INFORMATION ..................................................................................... 5 Annual Meeting of Shareholders.............................................................................. 5 Voting Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Business Highlights ......................................................................................... 5 The Four Key Components of Our MOVE Strategy ............................................................... 7 MOVE Strategy Evolves to Drive Stronger Results............................................................... 8 PROPOSAL 1: ELECTION OF DIRECTORS ......................................................................... 10 Background to Board’s Recommendation for Director Nominees ................................................ 10 Director Criteria, Background and Experience ................................................................. 11 Summary of Director Qualifications and Experience ............................................................ 11 Board of Director Nominees – Committees .................................................................... 12 Board Recommendation .................................................................................... 18 DIRECTOR COMPENSATION ................................................................................... 19 Retainer and Meeting Fees.................................................................................. 20 Stock Awards ............................................................................................. 20 Deferred Compensation Plan ................................................................................ 20 Stock Ownership Guidelines for Directors..................................................................... 21 GOVERNANCE OF THE COMPANY .............................................................................. 22 Board of Directors Independence............................................................................ 22 Meetings of the Board of Directors........................................................................... 22 Shareholder Engagement and Say-on-Pay .................................................................... 22 Communicating with the Board of Directors ................................................................... 22 Committees of the Board of Directors ........................................................................ 22 Audit Committee ........................................................................................... 23 Governance Committee..................................................................................... 23 Human Resources Committee ............................................................................... 24 Corporate Governance Documents........................................................................... 25 Policies and Procedures Regarding Related Person Transactions ................................................ 25 Oversight of Risk Management by the Board of Directors ....................................................... 25 Independent Chairman of the Board.......................................................................... 26 Majority Voting for Director Election. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 Succession Planning ....................................................................................... 26 PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...... 27 Board Recommendation .................................................................................... 27 Report of the Audit Committee ............................................................................... 27 Audit and Non-Audit Fees................................................................................... 27 Pre-Approval of Services by the Independent Registered Public Accounting Firm.................................. 28 STOCK OWNERSHIP .......................................................................................... 29 Stock Ownership of Directors, Executive Officers and Other Large Shareholders .................................. 29 Section 16(a) Beneficial Ownership Reporting Compliance ...................................................... 30 COMPENSATION DISCUSSION AND ANALYSIS .................................................................. 31 Executive Summary ........................................................................................ 31 Introduction and Overview .................................................................................. 31 Business Highlights ........................................................................................ 31 Pay for Performance ....................................................................................... 31 Say-on-Pay and Changes to the Fiscal Year 2017 Compensation ................................................. 32 Human Resources Committee Oversight Responsibilities ....................................................... 32 Compensation Philosophy and Objectives..................................................................... 33 Annual Compensation Plans Design Review................................................................... 33 OSHKOSH CORPORATION 2016 Proxy Statement

Table of Contents Determining Pay Levels..................................................................................... 34 Compensation Decisions for Fiscal Year 2016 .................................................................. 34 Base Salary ............................................................................................... 34 Annual Cash Incentive Awards .............................................................................. 34 Annual Cash Incentive Awards – Operating Income ............................................................ 36 Operating Income-Results that Impacted Fiscal Year 2016....................................................... 36 Annual Cash Incentive Awards – Free Cash Flow .............................................................. 36 Free Cash Flow – Results that Impacted Fiscal Year 2016........................................................ 36 Annual Cash Incentive Awards – Days Net Working Capital Improvement ........................................ 37 Days Net Working Capital Improvement Results that Impacted Fiscal Year 2016 ................................... 37 Annual Cash Incentive Award – Results that Impacted Fiscal Year 2016........................................... 37 Equity-based Long-Term Incentive Awards.................................................................... 37 TSR Results that Impacted Fiscal Year 2016 ................................................................... 39 Retirement Benefits ........................................................................................ 40 Deferred Compensation .................................................................................... 41 Certain Benefits ........................................................................................... 41 Executive Employment and Other Agreements................................................................. 41 Executive Incentive Compensation Recoupment Policy ......................................................... 43 Stock Ownership Guidelines for Executive Officers............................................................. 43 Tax Treatment of Compensation.............................................................................. 43 Relation of Our Compensation Policies and Procedures to Risk Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44 Conclusion ................................................................................................ 44 Human Resources Committee Report......................................................................... 44 COMPENSATION TABLES ..................................................................................... 45 2016 Summary Compensation Table .......................................................................... 45 2016 Grants of Plan Based Awards ........................................................................... 46 Outstanding Equity Awards at 2016 Fiscal Year End............................................................. 48 2016 Option Exercises and Stock Vested ...................................................................... 50 2016 Pension Benefits ...................................................................................... 50 2016 Non-Qualified Deferred Compensation ................................................................... 52 Potential Payments on Termination or Change in Control ........................................................ 53 COMPENSATION RELATED AGREEMENTS ....................................................................... 57 Severance Agreement...................................................................................... 57 Change in Control Agreements .............................................................................. 57 Stock Option Agreements ................................................................................... 58 Performance Share Awards ................................................................................. 58 Restricted Stock Units ...................................................................................... 59 Annual Cash Incentive Awards .............................................................................. 59 Oshkosh Corporation Executive Retirement Plan ............................................................... 59 Defined Contribution Executive Retirement Plan ............................................................... 60 Deferred Compensation Plans ............................................................................... 60 PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ...................... 61 Board Recommendation .................................................................................... 62 PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ......................................................................................... 63 Board Recommendation .................................................................................... 63 PROPOSAL 5: APPROVAL OF THE 2017 INCENTIVE STOCK AND AWARDS PLAN...................................... 64 Board Recommendation .................................................................................... 73 ATTACHMENT A: NON-GAAP FINANCIAL MEASURES ATTACHMENT B: 2017 INCENTIVE STOCK AND AWARDS PLAN OSHKOSH CORPORATION 2016 Proxy Statement

General Information About the Annual Meeting and Voting Q&A—ANNUAL MEETING AND VOTING PROCEDURES Q: Why am I receiving these materials? A: This Proxy Statement relates to the solicitation by our Board of Directors of proxies to be voted at our 2017 Annual Meeting of Shareholders, and at any adjournments or postponements of the Annual Meeting. We mailed our Notice of Internet Availability of Proxy Materials and we are making available this Proxy Statement on December 20, 2016, to all Oshkosh shareholders of record as of the close of business on December 12, 2016, the record date for voting at the Annual Meeting. Q: Who can attend the Annual Meeting? A: The Annual Meeting is for our shareholders of record as of the close of business on December 12, 2016, and invited guests. Q: Who is eligible to vote? A: All persons who own our Common Stock as of the close of business on December 12, 2016, are eligible to vote at the Annual Meeting. There were 74,568,847 shares of Common Stock outstanding and eligible to vote on that date. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. Q: What constitutes a quorum for the Annual Meeting? A: A quorum consisting of a majority of the votes represented by the outstanding shares of our Common Stock is needed to carry on the business of the Annual Meeting. This majority may be present in person or by proxy. Abstentions and “broker non-votes” (when a broker does not have authority to vote on the proposal in question) are counted as present in determining whether there is a quorum. Q: How many votes are required to pass each of the proposals? A: This table shows the votes required for each proposal: Proposal Votes to pass Excluded from “votes cast” Election of directors The eleven nominees who receive the most votes of all votes cast will be elected Abstentions, votes withheld, and broker non-votes Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2017 The votes cast “for” must exceed the votes cast “against” Abstentions Advisory vote on executive compensation The votes cast “for” must exceed the votes cast “against” Abstentions and broker non-votes Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers The frequency receiving the greatest number of “for” votes will be the frequency approved by shareholders Abstentions and broker non-votes are not included in the vote for any of the frequency options. Approval of the 2017 Incentive Stock and Awards Plan The votes cast “for” must exceed the votes cast “against” Abstentions and broker non-votes OSHKOSH CORPORATION 2016 Proxy Statement 1

GENERAL INfORMATION AbOuT THE ANNuAL MEETING AND VOTING | Q&A—Annual Meeting and Voting Procedures Q: Who is soliciting my vote? A: In this Proxy Statement, our Board is soliciting your vote for matters being submitted for shareholder approval at the Annual Meeting. Giving us your proxy means that you authorize the individuals identified on the proxy card to vote your shares at the Annual Meeting in the manner you direct. If any matters not shown on the proxy card are properly brought before the Annual Meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion. Q: How does the Board recommend shareholders vote? A: The Board unanimously recommends that you vote: S FOR the election of all eleven nominees to the Board of Directors; S FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017; S FOR the proposal to approve, by advisory vote, the compensation of our named executive officers; S FOR every ONE year, on an advisory basis, as the frequency of shareholder advisory votes on executive compensation; and S FOR the proposal to approve the 2017 Incentive Stock and Awards Plan. Q: How do I know if I am a shareholder of record and a beneficial owner of shares? A: If your Common Stock is held directly in your name with our transfer agent, Computershare Shareowner Services, you are considered a “shareholder of record” with respect to those shares. If this is the case, the Notice of Internet Availability of Proxy Materials has been provided directly to you. If your Common Stock is held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held for you in what is known as “street name”. If this is the case, you should have received the Notice of Internet Availability of Proxy Materials and a voting instruction form from your broker, bank or other nominee. As a beneficial owner, you cannot submit a proxy card to us directly, but you have the right to tell your bank, broker or other nominee how to vote your shares. The voting instruction form you received will not be accepted for voting purposes at the Annual Meeting. Q: Will my shares be voted if I do nothing? A: If you are a shareholder of record, you must submit your proxy in any of the ways stated below under “How do I vote” for your shares to be voted. If you return a proxy card by mail, or vote your shares via the internet or telephone, but do not give voting instructions, your shares will be voted in accordance with the recommendations of our Board. If you are a beneficial owner of shares held in “street name”, your bank, broker or other nominee may not vote your shares at the Annual Meeting on “non-routine matters”, as defined by the New York Stock Exchange, unless you have given voting instructions. Of the five proposals that will be considered at the Annual Meeting, only the ratification of the appointment of Deloitte & Touche LLP as our Company’s independent registered public accounting firm is considered a routine matter. If you do not give voting instructions to your broker, bank or other nominee, your shares will not be voted in the election of directors, on the advisory votes regarding executive compensation and the frequency of shareholder voting on executive compensation, or on the 2017 Incentive Stock and Awards Plan. OSHKOSH CORPORATION 2016 Proxy Statement 2

GENERAL INfORMATION AbOuT THE ANNuAL MEETING AND VOTING | Q&A—Annual Meeting and Voting Procedures Q: How do I vote? A: There are four ways to vote: Q: What if I receive more than one Notice of Internet Availability of Proxy Materials? A: If you received more than one Notice of Internet Availability of Proxy Materials, you may hold shares of Oshkosh Common Stock in more than one account. To ensure that all your votes are counted, please vote using one of the methods described above for each account in which you hold shares. Q: How can I revoke my proxy? A: If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by doing any of the following: (1) vote again by telephone or online; (2) execute and deliver a valid proxy with a later date; (3) notify our Secretary in writing (at Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566) that you revoke your proxy; or (4) vote in person at the Annual Meeting. If you are a beneficial owner, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee in accordance with that entity’s procedures, or you can obtain a proxy from the entity that holds your shares and vote in person at the Annual Meeting. If you vote more than once with respect to the same shares, only the last-dated vote will be counted; each previous vote will be disregarded. Q: How do I vote if I am an employee participating in the Oshkosh Corporation Employee Stock Purchase Plan? A: If you participate in our Employee Stock Purchase Plan, you are a shareholder of record and can vote using any of the methods described above under “How do I vote?” Q: Who counts the votes? A: The independent inspector of election will tabulate the votes cast at the Annual Meeting. OSHKOSH CORPORATION 2016 Proxy Statement 3 You can vote your shares onlineYou can vote your shares usingIf you are a shareholder ofIf you are a shareholder of as instructed in the Notice of a toll-free telephone numberrecord and you received a record, you may vote your Internet Availability of Proxy as instructed in the Notice ofpaper copy of a proxy card,shares in person at the Annual Materials or in the votingInternet Availability of Proxy you may vote your shares by Meeting. Beneficial owners of instruction form you received Materials or in the votingcompleting the proxy card andshares held in street name can from your bank, broker or instruction form you received mailing it in the accompanying vote in person at the Annual other nominee. The Internetfrom your bank, broker, orpre-addressed envelope. Meeting only with a legal procedures are designed toother nominee. The telephoneProxy cards submitted by mailproxy from the broker or other authenticate your identity and voting procedures are designed must be received before the agent who holds the shares. to allow you to vote and confirmto authenticate your identityAnnual Meeting begins for yourBe sure to bring that proxy that your instructions have been and to allow you to vote your shares to be voted. If you areto the Annual Meeting. If you properly recorded.shares and confirm that youra beneficial owner and youvote by proxy and also attend instructions have been properlyreceived a voting instruction the Annual Meeting, you do recorded.form from your bank, broker,not need to vote again at the or other nominee, you should Annual Meeting unless you follow those instructions. wish to change your vote. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance.

GENERAL INfORMATION AbOuT THE ANNuAL MEETING AND VOTING | Additional Information Regarding the Annual Meeting ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING Additional matters to come before the Annual Meeting Pursuant to our by-laws, a shareholder who wished to nominate a candidate for election to our Board of Directors or to present business at the Annual Meeting, other than a shareholder proposal pursuant to Rule 14a-8 or a nomination pursuant to our proxy access by-law provisions, was required to submit written notice that our Secretary received no later than October 20, 2016. Shareholders cannot raise these matters for the first time at the Annual Meeting. We did not receive any advance Board nominations or notice of any other business, and management knows of no matters other than those discussed in this Proxy Statement that are likely to be brought before the Annual Meeting. In the event any other matter properly comes before the Annual Meeting, the individuals named in the forms of proxy will vote the shares represented by each such proxy as directed by the Board or, if there is no such direction, in accordance with their judgment. Shareholders intending to present business at the 2018 Annual Meeting Shareholder proposals All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (Rule 14a-8) for presentation at the 2018 Annual Meeting must be addressed to the attention of our Secretary, at P.O. Box 2566, Oshkosh, Wisconsin 54903-2566 and received at our offices by August 22, 2017, to be included in next year’s proxy statement. Shareholder director nominations or other business Our by-laws include a proxy access provision stating that shareholders who meet the requirements set forth in our by-laws may under certain circumstances include a specified number of director nominees in our proxy materials. Among other things, shareholders desiring to utilize this process for the 2018 Annual Meeting must give written notice to our Secretary between July 23, 2017 and August 22, 2017. A shareholder who intends to present business, other than a shareholder proposal pursuant to Rule 14a-8, or to nominate a director at the 2018 Annual Meeting, other than pursuant to our proxy access by-law provisions, must give written notice to our Secretary between October 11, 2017 and November 5, 2017 and must otherwise comply with applicable by-law provisions. We are not required to present any proposal or consider any nomination received outside of that time frame at the 2018 Annual Meeting (other than a proposal pursuant to Rule 14a-8 or a nomination pursuant to our proxy access by-law provisions). The Governance Committee will consider individuals recommended by shareholders for nomination to serve on the Board if the nominating shareholder complies with the additional procedures for recommendations described below under “Governance of the Company — Governance Committee”. Delivery of proxy materials The Notice of Annual Meeting of Shareholders, this Proxy Statement, and our 2016 Annual Report to Shareholders are available online at www.ProxyVote.com. If you share an address with one or more other beneficial owners of our Common Stock, you may collectively receive a single copy of our Notice of Internet Availability of Proxy Materials, Annual Report to Shareholders, and Proxy Statement. We will promptly deliver additional copies of these documents on request to Ms. Margaret Wacholtz, Oshkosh Corporation, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566, (920) 235-9151 ext. 22889. Proxy solicitation matters We will bear the cost of soliciting proxies, including printing and mailing this Proxy Statement and the Notice of Internet Availability of Proxy Materials. Proxies may be solicited personally, by email, by mail or by telephone by certain of our directors, officers, regular employees or representatives. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials to, and obtaining voting instructions from, beneficial owners of Oshkosh Common Stock. Additionally, we have retained Innisfree M&A Incorporated, a proxy solicitation firm, to help us solicit proxies for the Annual Meeting. We will pay Innisfree M&A Incorporated a fee of $20,000, plus reimbursement of out-of-pocket expenses. OSHKOSH CORPORATION 2016 Proxy Statement 4

Summary Information To assist you in reviewing the proposals to be considered at the Annual Meeting, we call your attention to the following information, which includes information about our fiscal year 2016 financial performance. For more complete information, please review our 2016 Annual Report and this entire Proxy Statement. ANNUAL MEETING OF SHAREHOLDERS WHERE: EAA Aviation Center 3000 Poberezny Road Oshkosh, Wisconsin 54902 WHEN: Tuesday, February 7, 2017 8:00 a.m. (Central Standard Time) BUSINESS HIGHLIGHTS Oshkosh Corporation is a different integrated global industrial, in terms of both diverse end markets and integrated operations. The MOVE strategy has delivered and is evolving to deliver even more value, and with favorable long-term trends driving our end markets and a People First culture, we believe we are well positioned for long-term success. Oshkosh Corporation is a world leader in designing, manufacturing and marketing specialty vehicles and vehicle bodies. We have a rich history and are preparing to celebrate our 100th anniversary in 2017. Our products, which are known for their high OSHKOSH CORPORATION 2016 Proxy Statement 5 VOTING MATTERS Board VotingWhere to find Agenda ItemRecommendationmore information 1. To elect eleven directors FOR eachPage 10 nominee 2. To ratify the appointment of Deloitte & Touche LLP, an independent registered FOR the Page 27 accounting firm, as our independent auditors for the fiscal year endingratification September 30, 2017 3. To approve, by advisory vote, the compensation of our named executive officers FOR thePage 61 resolution 4. To approve, by advisory vote, the frequency of the advisory vote on the FOR the Page 63 compensation of our named executive officers recommendation 5. To approve the 2017 Incentive Stock and Awards PlanFOR thePage 64 proposal 6. To consider and act on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof

SuMMARy INfORMATION | Business Highlights quality, reliability, technology and safe operation, are used in difficult and challenging environments all over the world. We help our customers perform their jobs more efficiently and effectively by supplying industry leading equipment to: • • • • • Transport and pour concrete Position workers and materials at elevated heights Collect and haul refuse Respond to emergencies with our fire apparatus Safely move troops and materials to support peace-keeping and combat missions Consolidated revenues grew 3% to $6.28 billion in fiscal year 2016 compared to fiscal year 2015. Our defense segment saw a return to growth with significant international sales of M-ATVs as well as increased sales of FHTVs and our fire and emergency segment sales grew by nearly 17%, helping our Company overcome a sales decline in our access equipment segment, which saw revenue declines of 11.4% on lower North American replacement-driven sales. Our team members are committed to delivering on our evolved MOVE strategy, which has guided us since it was first introduced in fiscal year 2011 and which, we believe, will guide our future success. From fiscal year 2012 to fiscal year 2015, we grew consolidated operating income and earnings per share (EPS) as a result of the successful execution of our MOVE strategy, despite a significant decline in U.S. Department of Defense spending, including a historic cut in spending on tactical wheeled vehicles, such as those supplied by Oshkosh. During fiscal year 2016, we announced the evolution of our MOVE strategy, with new targets and updated drivers to support our strategic initiatives. Our defense and fire & emergency segments experienced growth of both their top and bottom lines in fiscal year 2016 as demand for our products increased. Defense also began initial shipments of the revolutionary new JLTV. The JLTV program calls for Oshkosh to supply more than 18,000 ambush-protected light tactical wheeled vehicles over an eight year period to our U.S. troops, and the JLTV is expected to be an attractive option for allied militaries around the world. Our access equipment and commercial segments delivered solid results in light of challenges in fiscal year 2016 as replacement demand and uncertainty impacted their end markets, but we believe both of these businesses are well positioned for long-term success. Key drivers of our success are our unique blend of businesses with a variety of attractive end markets as well as our differentiated approach to operating them as a cohesive integrated enterprise. We believe this helps set us apart from other industrial companies and makes us a “Different Integrated Global Industrial” company. When looking at the major drivers of our end markets, we have many reasons to be excited. • Defense benefits from a solid outlook, anchored by a number of multi-year contracts, notably the eight-year JLTV contract, as well as international opportunities. Construction remains a significant driver for our access equipment and commercial segments and we expect it to be a significant driver for the foreseeable future. Municipal tax receipts have been recovering and municipal spending has improved. Globally, municipal spending is the largest source of fire apparatus funding and also supports refuse collection vehicle demand. Many of our markets consist of aged fleets. Customers need to replace older units because the aging equipment becomes more expensive to maintain. We expect demand to increase when customers reduce fleet age with new equipment purchases. We expect that the North American access equipment market will be lower in the near term, but we are confident that the modern safety and productivity enhancements afforded by these products will continue to drive higher penetration rates and increased demand in emerging markets around the globe over the long-term. We also expect that access equipment demand will increase as replacement demand increases over the next few years. Finally, as global population increases and urbanization continues, we believe we benefit as there are needs for equipment to build, maintain and support the infrastructure that comes with urbanization. • • • • • These are just a few of the reasons we are positive when we consider our long-term opportunities. Coupling them with our One Oshkosh People First culture, results in a winning formula for our team members, customers and shareholders. OSHKOSH CORPORATION 2016 Proxy Statement 6

SuMMARy INfORMATION | The Four Key Components of Our MOVE Strategy THE FOUR KEY COMPONENTS OF OUR MOVE STRATEGY Oshkosh Corporation is the market leader in nearly every one of our businesses, and it’s important that we execute on our key initiatives to remain the market leader. We are enhancing the experience our customers have with Oshkosh by continuing to improve how we interact with them. By improving the use of standard tools and well-understood techniques to capture customer feedback, such as Voice of Customer actions, we expect to further strengthen our position as market leader. Market Leader Delighting Customers We are relentless in our approach to effectively matching our cost structure to the demands of our markets by aggressively attacking product, process and overhead costs and using free cash flow to opportunistically return capital to shareholders or invest in acquisition opportunities. We’ve been successfully executing programs and actions since we first launched this initiative more than five years ago and continue to grow our culture of continuous improvement and lean practices. Our plans call for cost reductions of $55 million from fiscal year 2016 to fiscal year 2017, which would offset some of the inflationary pressures that we expect. Optimize Cost and Capital Structure Additionally, we repurchased 2.5 million shares in fiscal year 2016 for approximately $100 million. Our goal is to increase our quarterly cash dividend on a regular basis. Including our November 1, 2016 announcement, we have increased our dividend by more than 10% three times for a total increase of nearly 40% since we reinstated our dividend in fiscal year 2014. Technology leadership and new product launches are part of our DNA at Oshkosh. We seek to expand sales and profit margins by leading our core markets in the introduction of new and improved products and new technologies. We continue to invest in new and existing technologies with the objective of developing a steady pipeline of new products to generate a substantial portion of our revenues in the coming years. We are targeting 15% to 20% annual revenue in fiscal year 2017 to come from products launched in the previous two years. We expect to lead our markets with products that solve a problem, reduce the cost or otherwise deliver value to customers. We believe these actions help us build sustainable long-term competitive advantages. We are targeting an increase in international sales of 15% to 20% in fiscal year 2017, driven largely by our defense segment where we have strong visibility in our backlog with M-ATV shipments to the Middle East. We also expect that our access equipment segment will perform well in Europe, the Middle East and Africa as well as the Asia-Pacific region. Longer-term, we expect that our international reach will continue to improve as product adoption and new market penetration remain attractive opportunities for us as countries around the world modernize their equipment fleets. OSHKOSH CORPORATION 2016 Proxy Statement Value Innovation Emerging Market Expansion 7 M O V E

SuMMARy INfORMATION | Move Strategy Evolves to Drive Stronger Results MOVE STRATEGY EVOLVES TO DRIVE STRONGER RESULTS In fiscal year 2016, Oshkosh Corporation experienced double-digit revenue growth in our defense and fire & emergency segments. In defense, significant deliveries of international M-ATVs combined with a full year of production and sale of FHTVs after the re-start of FHTV production in the third quarter of fiscal year 2015 were the main contributors to growth. In fire & emergency, our growth was driven primarily by capturing market share in an improving fire truck market with our Pierce brand, combined with the introduction of game-changing new products such as the Ascendant 107-foot two-axle aerial truck. Our access equipment and commercial segments faced challenging conditions, but responded quickly and forcefully. In access equipment, fundamentals in both the residential and non-residential construction sectors continued to be solid. However, lower replacement demand for access equipment in North America led to a sales decline for the year. The commercial segment saw solid sales growth of its refuse collection vehicles as it continued to capture share, but the segment’s total sales were flat for the year as it experienced lower demand for field service trucks and truck mounted cranes. Despite these challenges, Oshkosh Corporation was able to deliver solid overall results, EPS growth and significant cash from operations in fiscal year 2016. The Company has laid the foundation for continued improvement in operating performance. Highlights of our fiscal year 2016 performance include: • Delivered higher sales and operating income margins in defense and fire & emergency segments Our defense segment increased sales by almost 44% in fiscal year 2016 and improved its operating income margins by 810 basis points. This was largely the result of increased sales of international M-ATVs and increased production and sales of FHTVs. In our fire & emergency segment, sales increased by almost 17% and operating income margins increased by 160 basis points. The improved performance by the fire & emergency segment was due to share gains, the continued introduction of game-changing new products such as the Ascendant aerial two-axle truck and increased operating efficiencies. As our MOVE strategy evolves, we believe it will continue to deliver more value across the entire Oshkosh Corporation enterprise. Continued our commitment to return capital to shareholders We continued our responsible capital allocation by repurchasing 2.5 million shares or approximately 3.3% of our outstanding shares in fiscal year 2016 and by paying $55.9 million in dividends. Since fiscal year 2012, we have returned more than $1 billion in cash to shareholders through share repurchases and dividends, including the repurchase of more than 20 million shares of our Common Stock, representing over 20% of our shares. A strong focus on global product development We benefit from a structured and shared approach among our businesses as we bring new technologies and new products to market. Material science expertise is essential to the advanced application of protective armor in our defense business. Our defense team applied its specialized knowledge and experience with materials to partner with our fire & emergency team. The result is an industry first as we introduced the revolutionary two-axle Ascendant ladder truck to firefighters all over the world. Our suspension technology is legendary in the military and benefits from highly engineered versions of our proprietary TAK-4TM independent suspension system. We bring this knowledge and expertise together, coupled with our “design to cost” methodology, to deliver new products at affordable prices to our customers. We possess strong design and development capabilities at both the segment and corporate levels, which allows us to deploy resources in a targeted manner where they are needed most. Deliveries began for historic JLTV We believe the historic award of the $6.7 billion JLTV contract positions our defense segment for strong performance over the next eight years. The JLTV will become the workhorse for transporting the next generation of U.S. soldiers and Marines on the battlefield. We began delivering initial vehicles under this contract in fiscal year 2016. One Oshkosh culture recognized and rewarded Our People First culture brings together team members with diverse and complementary backgrounds to create a vibrant and engaging workplace. Oshkosh Corporation is dedicated to providing the right training and resources to allow our team members to meet our customers’ needs and drive improved customer satisfaction and financial performance. Our efforts were recently recognized with awards such as Ethisphere’s “World’s Most Ethical Companies” and Forbes “America’s Best Large Employers” awards. • • • • We believe our mix of businesses and favorable end market dynamics provide Oshkosh with a unique opportunity to deliver strong performance when we look at the combination of positive market outlook and our evolving MOVE strategy. We believe our defense segment has numerous tailwinds, led in large part by the revolutionary and award-winning JLTV, which takes us into the next decade as the supplier to the U.S. government under this key program. We have been facing headwinds in our access equipment business in North America, and we believe those headwinds will continue to impact this market in fiscal year 2017. However, we believe replacement driven demand for access equipment will eventually turn OSHKOSH CORPORATION 2016 Proxy Statement 8

SuMMARy INfORMATION | Move Strategy Evolves to Drive Stronger Results and, along with higher penetration and increased demand in emerging markets around the globe over the long-term will eventually become a large tailwind. We believe both the fire & emergency and commercial segments will benefit from aged fleets and the need to replace older equipment. These segments are also focused on self-help initiatives intended to deliver improved bottom line results in a slow growth environment. * * * * * This Proxy Statement, including the “Business Highlights” sections and the accompanying letter to shareholders, contain statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding our future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations, are forward-looking statements. When used in this Proxy Statement, words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the cyclical nature of the Company’s access equipment, commercial and fire & emergency markets, which are particularly impacted by the strength of U.S. and European economies; the Company’s estimates of access equipment demand which, among other factors, are influenced by historical buying patterns and rental company fleet replacement strategies; the strength of the U.S. dollar and its impact on Company exports, translation of foreign sales and purchased materials; the expected level and timing of U.S. Department of Defense (“DoD”) and international defense customer procurement of products and services and funding thereof; risks related to reductions in government expenditures in light of U.S. defense budget pressures, sequestration and an uncertain DoD tactical wheeled vehicle strategy; the Company’s ability to increase prices to raise margins or offset higher input costs; increasing commodity and other raw material costs, particularly in a sustained economic recovery; risks related to facilities expansion, consolidation and alignment, including the amounts of related costs and charges and that anticipated cost savings may not be achieved; global economic uncertainty, which could lead to additional impairment charges related to many of the Company’s assets and/or a slower recovery in the Company’s cyclical businesses than Company or equity market expectations; projected adoption rates of work at height machinery in emerging markets; the impact of severe weather or natural disasters that may affect the Company, its suppliers or its customers; risks related to the collectability of receivables, particularly for those businesses with exposure to construction markets; the cost of any warranty campaigns related to the Company’s products; risks related to production or shipment delays arising from quality or production issues; risks associated with international operations and sales, including compliance with the Foreign Corrupt Practices Act; the Company’s ability to comply with complex laws and regulations applicable to U.S. government contractors; cybersecurity risks and costs of defending against, mitigating and responding to a data security breach; and risks related to the Company’s ability to successfully execute on its strategic road map and meet its long-term financial goals. OSHKOSH CORPORATION 2016 Proxy Statement 9

Proposal 1 ELECTION OF DIRECTORS BACKGROUND TO BOARD’S RECOMMENDATION FOR DIRECTOR NOMINEES Board composition, refreshment and diversity are priorities for our shareholders as well as for our Board. Our Board seeks to provide orderly refreshment of the Board while sustaining strong board composition and diversity. We define diversity broadly. We look for diversity of personal attributes of the individual directors as well as diverse careers, areas of expertise and tenure on the Board. Our Board continues to review the size of the board and its composition to accommodate outstanding candidates while retaining the balance of skills and attributes needed to oversee our Company’s complex, global operations. On May 10, 2016, the Board appointed Ms. Kimberley Metcalf-Kupres to our Board of Directors as an independent director. At that time, the Board also acted to increase the size of the Board to thirteen. On November 22, 2016, Mr. Richard G. Sim retired from our Board and the Board acted to reduce the size of the Board to twelve. Also, Mr. Richard M. Donnelly notified the Governance Committee of his intention to retire from the Board effective with the close of the 2017 Annual Meeting. The Board accepted his notice of retirement, and accordingly, Mr. Donnelly is not a nominee for election at the Annual Meeting. In conjunction with Mr. Donnelly’s retirement, the Board acted to reduce the size of the Board to eleven effective at the Annual Meeting. Mr. Donnelly had served as independent Chair of the Board. With his retirement, the Board has elected Mr. Craig P. Omtvedt to serve as independent Chair effective at the close of the 2017 Annual Meeting, provided he is re-elected by the shareholders. The Board has selected eleven nominees for election at the 2017 Annual Meeting each to hold office until the next Annual Meeting and the election of his or her successor. All are current directors and each nominee has agreed to be named in this Proxy Statement and to serve on the Board of Directors if elected. With the exception of Mr. Jones, our President and Chief Executive Officer, all nominees for the Board are independent as defined by New York Stock Exchange (NYSE) listing standards. Since 2010, we have added nine independent directors who have brought valuable and varied experience in distinct and critical areas of importance to our businesses, each providing a fresh perspective on our Board. In 2010 and 2011, we enhanced our Board’s defense industry expertise by electing Gen. (Ret.) William S. Wallace and Lt. Gen. (Ret.) Leslie F. Kenne, who served in the United States Army and Air Force, respectively. In 2011, we elected Peter B. Hamilton and Duncan J. Palmer, each of whom brings an extensive financial background as a former Chief Financial Officer of a publicly-traded company. In 2012, our shareholders elected John S. Shiely, the former Chairman and Chief Executive Officer of Briggs & Stratton Corporation. Mr. Shiely brings extensive public company leadership experience as well as legal and administrative experience to our Board. In 2013, our shareholders elected Stephen D. Newlin, then Chairman, President and Chief Executive Officer of PolyOne Corporation. Mr. Newlin currently serves as director, President and Chief Executive Officer of Univar Inc., a global chemical distributor and provider of value added services. Among other attributes, Mr. Newlin brings extensive knowledge and experience with respect to international issues to our Board. In 2015, the Board elected Steven C. Mizell, who brings extensive experience in human resources and international matters, and Keith J. Allman, who is a seasoned business leader with finance and chief executive officer experience leading strategy development and implementation and process improvement initiatives on a global basis. Mr. Jones, who was elected by the Board and then by shareholders in 2016, brings strong leadership skills with a deep understanding of our customers, products and markets. Most recently, as noted above, in May 2016, Ms. Kimberley Metcalf-Kupres, was appointed to our Board. She brings significant experience in sales and marketing, strategy, innovation and government relations. OSHKOSH CORPORATION 2016 Proxy Statement 10

PROPOSAL 1 | Election of Directors Director Criteria, Background and Experience Our Board defines the personal and professional qualifications that nominees must demonstrate. These criteria are described in detail in the Policies and Guidelines section on the Corporate Governance page under the “About Oshkosh” tab located on our website, www.oshkoshcorporation.com, and on pages 11 to 18 of this Proxy Statement. We are not including the information contained on our website as part of, or incorporating it by reference into, this Proxy Statement. The Governance Committee is tasked with evaluating all current directors and conducting a robust search to identify potential additional nominees with the skills and qualifications needed to ensure that the long-term strategy for the composition of our Board is met. Each potential candidate for nomination is thoroughly vetted against the skills and qualifications that all nominees must possess, with attention to particular competencies that will ensure we continue to have a Board able to serve the interests of the shareholders of a global company with diverse products and customer base. In addition to the brief biographies of each of our Board’s nominees presented on pages 13 to 18, below is a summary of the nominees’ attributes, qualifications, experience and knowledge that led our Board of Directors to conclude that each nominee should serve as a director. If for some reason a nominee is unable to serve, the individuals named as proxies may vote for a substitute nominee recommended by the Board, and unless you indicate otherwise when voting, your shares will be voted in favor of our remaining nominees. SUMMARY OF QUALIFICATIONS AND EXPERIENCE OF NOMINEES FOR BOARD OF DIRECTORS Directors OSHKOSH CORPORATION 2016 Proxy Statement 11 Keith J. Allman • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • Peter B. Hamilton • • Wilson R. Jones • • • • • • Leslie F. Kenne • Kimberley Metcalf-Kupres • • • • • • • • • • Steven C. Mizell Stephen D. Newlin • • • • • • • Craig P. Omtvedt Duncan J. Palmer John S. Shiely • • • • William S. Wallace • •

PROPOSAL 1 | Election of Directors

Director Criteria, Background and Experience

Our Board defines the personal and professional qualifications that nominees must demonstrate. These criteria are described in detail in the Policies and Guidelines section on the Corporate Governance page under the "About Oshkosh" tab located on our website, *www.oshkoshcorporation.com*, and on pages 11 to 18 of this Proxy Statement. We are not including the information contained on our website as part of, or incorporating it by reference into, this Proxy Statement.

The Governance Committee is tasked with evaluating all current directors and conducting a robust search to identify potential additional nominees with the skills and qualifications needed to ensure that the long-term strategy for the composition of our Board is met. Each potential candidate for nomination is thoroughly vetted against the skills and qualifications that all nominees must possess, with attention to particular competencies that will ensure we continue to have a Board able to serve the interests of the shareholders of a global company with diverse products and customer base.

In addition to the brief biographies of each of our Board's nominees presented on pages 13 to 18, below is a summary of the nominees' attributes, qualifications, experience and knowledge that led our Board of Directors to conclude that each nominee should serve as a director.

If for some reason a nominee is unable to serve, the individuals named as proxies may vote for a substitute nominee recommended by the Board, and unless you indicate otherwise when voting, your shares will be voted in favor of our remaining nominees.

SUMMARY OF QUALIFICATIONS AND EXPERIENCE OF NOMINEES FOR BOARD OF DIRECTORS

Directors	Other Public Boards	Industry Experience	Executive, Leadership, or Management	International Business	Financial or Audit	Innovation	Legal	Marketing	Military	Institutional Knowledge	Strategy	HR or Training
Keith J. Allman	●	●	●	●	●			●			●	
Peter B. Hamilton	●	●	●	●	●		●		●		●	
Wilson R. Jones	●	●	●	●	●	●		●		●	●	
Leslie F. Kenne	●	●	●						●		●	
Kimberley Metcalf-Kupres			●			●		●			●	●
Steven C. Mizell			●	●							●	●
Stephen D. Newlin	●		●	●	●	●		●	●		●	●
Craig P. Omtvedt	●		●	●	●						●	
Duncan J. Palmer	●		●	●	●						●	
John S. Shiely	●	●	●	●	●		●	●			●	
William S. Wallace	●	●	●						●		●	●

OSHKOSH CORPORATION 2016 Proxy Statement 11

PROPOSAL 1 | Election of Directors Keith J. Allman PUBLIC DIRECTORSHIPS: • Masco Corporation Mr. Allman has been President and Chief Executive Officer of Masco Corporation, a global leader in the design, manufacture and distribution of branded home improvement and building products, since 2014. From 2011 to 2014, he was Group President, Plumbing and Cabinetry, of Masco and from 2009 to 2011, Mr. Allman was the Group Vice President, Plumbing Products and President, Delta Faucet Company. Previously, Mr. Allman held positions of increasing responsibility within Masco Corporation, including Executive Vice President, Operations, Masco Builder Cabinet Group. Prior to joining Masco, Mr. Allman held leadership positions in the engineering, manufacturing and quality management areas of General Motors Corporation. Mr. Allman has strong business leadership qualities with significant experience as a change agent and process improvement leader. In addition, he brings significant experience in the automotive industry, international business, finance and accounting, marketing, product development and strategic planning. Age: 54 Director Since: 2015 OSHKOSH COMMITTEES: Audit Peter B. Hamilton PUBLIC DIRECTORSHIPS: • Spectra Energy Corp. • SunCoke Energy, Inc. Mr. Hamilton served as Senior Vice President and Chief Financial Officer of Brunswick Corporation, a leading global designer, manufacturer and marketer of recreational products, from 2008 until his retirement in 2013. Mr. Hamilton was Vice Chairman of the Board of Directors of Brunswick Corporation from 2000 to 2007, during which period he led several operating divisions of Brunswick. Mr. Hamilton also served as Brunswick’s Executive Vice President and Chief Financial Officer from 1998 to 2000, and Senior Vice President and Chief Financial Officer from 1995 to 1998. Before his career at Brunswick Corporation, Mr. Hamilton served in various positions at Cummins Inc., a global company that designs, manufactures, sells and services diesel engines and related technology, including Chief Financial Officer, General Counsel and Secretary. Previously, Mr. Hamilton was a partner in a Washington, D.C. law firm, held a number of senior positions in the federal government, and was an officer in the U.S. Navy. Mr. Hamilton brings our Board knowledge and insight into overseeing and evaluating the management of financial and strategic operations. He has extensive experience serving in leadership positions with manufacturing companies; board of directors experience; accounting and financial expertise; and both legal and military experience. Age: 70 Director Since: 2011 OSHKOSH COMMITTEES: Audit Human Resources (Chair) OSHKOSH CORPORATION 2016 Proxy Statement 13

PROPOSAL 1 | Election of Directors Wilson R. Jones PUBLIC DIRECTORSHIPS: • Thor Industries, Inc. Mr. Jones became President and Chief Executive Officer and was elected to the Board effective January 1, 2016. Mr. Jones joined Oshkosh Corporation in 2005, most recently serving as President and Chief Operating Officer, a position he was promoted to in August 2012. He previously served as President of the access equipment segment and, before that, President of the fire & emergency segment. In 2007, Mr. Jones was named President of Pierce Manufacturing, Inc. When he joined our Company in 2005, Mr. Jones was vice president, general manager of the Airport Products business unit. During his tenure with our Company, Mr. Jones successfully drove domestic and international growth, oversaw customer experience improvement initiatives and led global strategic planning and development. Specifically, as President and Chief Operating Officer, Mr. Jones had exposure to all businesses and corporate functions and worked on matters of strategic importance for our Company. This role brought ever increasing responsibility across our Company. Mr. Jones has long been in the specialty vehicle manufacturing industry and currently serves on the board of Thor Industries, Inc. a leading manufacturer of recreational vehicles. He brings a deep knowledge of our industries, strong customer relationship background and a thorough understanding of our Company’s domestic and global markets. Age: 55 Director Commencing January 1, 2016 Leslie F. Kenne PUBLIC DIRECTORSHIPS: • Harris Corporation • Unisys Corporation Lt. Gen. (Ret.) Kenne currently acts as an independent consultant to organizations and businesses serving the U.S. Department of Defense. During her 32-year career in the U.S. Air Force, Lt. Gen. (Ret.) Kenne served in three Pentagon staff positions and directed three major programs. She served as the Deputy Chief of Staff, Warfighting Integration, at the Pentagon from 2002 until 2003; as Commander, Electronic Systems Center, at Hanscom Air Force Base from 1999 to 2002; and as Deputy Director, and later Director, of the Joint Strike Fighter Program at the Pentagon from 1996 to 1999. Lt. Gen. (Ret.) Kenne brings our Board knowledge and insight into the issues we face in working with the U.S. Department of Defense and key domestic and international companies active in the defense industry. Through the experience she gained in her distinguished military career, Lt. Gen. (Ret.) Kenne has extensive knowledge of the management of U.S. Department of Defense acquisition programs and military project development programs. She also brings valuable perspectives gained from her service on the boards of two other public companies. Age: 69 Director Since: 2010 OSHKOSH COMMITTEES: Governance (Chair) OSHKOSH CORPORATION 2016 Proxy Statement 14

PROPOSAL 1 | Election of Directors Kimberley Metcalf-Kupres Ms. Metcalf-Kupres, the first Chief Marketing Officer for Johnson Controls International plc, was appointed to this position in 2013. Johnson Controls is a global diversified technology and multi industrial leader. She joined Johnson Controls in 1994 and held leadership positions of increasing responsibility. From 2007 to May 2013, she served as Vice President, Strategy, Marketing and Sales of the Power Solutions business of Johnson Controls. In her current role, she is responsible for strategy development, innovation and business transformation along with sales, marketing and communication for this global organization. She was a founding member of the Women’s Resource Network at Johnson Controls and has actively worked on gender parity issues through her particiaption on the World Economic Forum. Prior to joining Johnson Controls, Ms. Metcalf-Kupres held marketing and business development roles at Menasha Corporation, a leading manufacturer of product packaging, Scotsman Industries, a leader in lawn and garden products, and ITW, a diversified manufacturer. Through the experience gained during her career, Ms. Metcalf-Kupres brings knowledge of business development and marketing in a sophisticated technology-driven company. She also has keen insight into the challenges of managing human resources in this environment. Age: 55 Director Since: 2016 OSHKOSH COMMITTEES: Human Resources Steven C. Mizell Mr. Mizell is Executive Vice President and Chief Human Resources Officer at Monsanto Company, a leading global agricultural products company, a position he has held since 2007. From 2004 to 2007, Mr. Mizell was the Senior Vice President, Human Resources with Monsanto. Prior to joining Monsanto, Mr. Mizell served as Senior Vice President and Chief Corporate Resource Officer for AdvancePCS, Inc., a pharmaceutical and health management company, which is now a part of Caremark Rx. He also served as Senior Vice President and Chief Human Resources and Real Estate Officer for Ziloc, Inc., a California-based semiconductor company. Mr. Mizell began his career at Westinghouse Electric Company, where he held a number of senior positions in human resources and general management. Mr. Mizell brings to the Board world-wide knowledge and expertise regarding labor relations and human resources management. He has extensive practical experience managing and developing programs for compensation, recruitment, training, and development of executives and personnel at all levels of multinational organizations. Age: 56 Director Since: 2015 OSHKOSH COMMITTEES: Human Resources OSHKOSH CORPORATION 2016 Proxy Statement 15

PROPOSAL 1 | Election of Directors Stephen D. Newlin PUBLIC DIRECTORSHIPS: • The Chemours Company • Univar Inc. (Chair and President and Chief Executive Officer) FORMER PUBLIC DIRECTORSHIPS: • • • • Univar Inc. (Chair) PolyOne Corporation (Executive Chair) Nalco Chemical Company (Vice Chair) The Valspar Corporation • • Stepan Company Black Hills Corporation Age: 63 Director Since: 2013 Mr. Newlin joined Univar Inc., a global distributor of chemicals and services, as the President and Chief Executive Officer in June 2016 and was appointed Chair of the Board of Directors in November 2016. From 2006 to 2014, Mr. Newlin served as the Chairman, President and Chief Executive Officer of PolyOne Corporation, a leading global formulator of highly specialized polymer materials, services and solutions, and he served as PolyOne Executive Chair of the Board from 2014 to May 2016. Mr. Newlin served as President-Industrial Sector of Ecolab, Inc., a global leader in cleaning and sanitizing specialty chemicals, products and services, from 2003 to 2006. He was President of Nalco Chemical Company, a manufacturer of specialty chemicals, services and systems, from 1998 to 2001, and Chief Operating Officer from 2000 to 2001. Mr. Newlin brings our Board knowledge and insight into overseeing the management of global strategic operations. He was a top executive officer in the specialty chemical industry, he has experience as a director of several public companies, and he has a keen understanding of international business and regulatory issues as a result of his global executive management responsibilities. OSHKOSH COMMITTEES: Human Resources Governance Craig P. Omtvedt PUBLIC DIRECTORSHIPS: • General Cable Corp. FORMER PUBLIC DIRECTORSHIPS: • The Hillshire Brands Company Mr. Omtvedt served as Senior Vice President and Chief Financial Officer for Fortune Brands, Inc., a leading consumer products company, from 2000 until 2011. He continued as an employee of Fortune Brands’ successor company, Beam Inc., until his retirement at the end of 2011, and served as an advisor to Beam Inc. through 2012. He joined Fortune Brands in 1989 serving in various capacities, including Director, Audit; Deputy Controller; Vice President, Deputy Controller and Chief Internal Auditor; Vice President and Chief Accounting Officer; and Senior Vice President and Chief Accounting Officer. Mr. Omtvedt previously served in financial positions of increasing responsibility at both The Pillsbury Company and Sears, Roebuck & Company. Mr. Omtvedt is actively involved with the Boys & Girls Club of America, serving as a National Trustee. Mr. Omtvedt brings our Board knowledge and insight into overseeing the management of public company financial and strategic operations. He has served on the boards of other public companies, has extensive experience in financial management and knowledge of audit practices, and international business management experience. The Board elected Mr. Omtvedt to serve as independent Chair of the Board effective at the close of the Annual Meeting provided he is re-elected by the shareholders. Age: 67 Director Since: 2008 OSHKOSH COMMITTEES: Audit (Chair) OSHKOSH CORPORATION 2016 Proxy Statement 16

PROPOSAL 1 | Election of Directors Duncan J. Palmer FORMER PUBLIC DIRECTORSHIPS: • • • Reed Elsevier Group plc Reed Elsevier PLC Reed Elsevier N.V. In 2014, Mr. Palmer joined Cushman and Wakefield, a leading provider of commercial real estate services, as its Global Chief Financial Officer. From 2012 until 2014, Mr. Palmer served as Group Finance Director of Reed Elsevier Group plc, a leading provider of professional information solutions to the science, medical, legal, risk management, and business-to-business sectors, and its parent companies. From 2007 to 2012, Mr. Palmer was the Senior Vice President, Chief Financial Officer of Owens Corning which markets building materials and composite systems. Mr. Palmer had previously spent 20 years with Royal Dutch / Shell Group, where he held positions of increasing responsibility, including Vice President, Upstream Commercial Finance, for Shell International Exploration and Production BV, and Vice President, Finance, Global Lubricants, for the Royal Dutch Shell Group of Companies. Mr. Palmer brings our Board knowledge and insight into overseeing and evaluating the management of financial and strategic operations. He has served on the boards of other public companies, has extensive experience in international financial and accounting positions, and international business management experience. Age: 51 Director Since: 2011 OSHKOSH COMMITTEES: Audit John S. Shiely PUBLIC DIRECTORSHIPS: • • • Quad/Graphics, Inc. BMO Financial Corporation BMO Harris Bank N.A. FORMER PUBLIC DIRECTORSHIPS: • • • Briggs & Stratton Corporation (chair) Marshall & Ilsley Corporation The Scotts Miracle-Gro Company Age: 64 Director Since: 2012 Mr. Shiely is the Retired Chairman of Briggs & Stratton Corporation, a producer of gasoline engines for outdoor power equipment, a position he held until 2010. He was Chief Executive Officer at Briggs & Stratton from 2001 until 2009. Mr. Shiely joined Briggs & Stratton in 1986 and served in various capacities, including Vice President and General Counsel, Executive Vice President — Administration, and President. Mr. Shiely brings our Board knowledge and insight into overseeing and evaluating management and operations. He has extensive experience as a chief executive officer of a publicly-traded company, as well as experience on the boards of several other public companies. In addition, he has both legal and administrative expertise and experience managing international business operations. OSHKOSH COMMITTEES: Governance OSHKOSH CORPORATION 2016 Proxy Statement 17

PROPOSAL 1 | Election of Directors William S. Wallace PUBLIC DIRECTORSHIPS: • CACI International Inc. Gen. (Ret.) Wallace, who retired in 2008 after almost 40 years in the U.S. Army, currently acts as an independent consultant to organizations and businesses serving the U.S. Department of Defense. His most recent position was Commanding General of the U.S. Army Training and Doctrine Command from 2005 to 2008, where he was responsible for managing the training efforts at 32 schools at 16 Army installations. Prior to that, he served as the Commanding General of the Joint Warfighting Center U.S. Joint Forces Command from 1999 to 2001, where he was responsible for the development and delivery of joint forces training policy and joint forces doctrine; as Commanding General of the Fifth U.S. Corps in Germany and Iraq from 2001 to 2003; and as Commanding General of the U.S. Army Combined Army Center at Fort Leavenworth, Kansas from 2003 to 2005. In both Vietnam and Iraq, Gen. (Ret.) Wallace led U.S. soldiers in combat. Gen. (Ret.) Wallace’s distinguished military service, extensive experience in military command positions and knowledge of military operations bring our Board knowledge and insight into issues our Company faces in dealing with our government customers such as the U.S. Department of Defense. In addition, Gen. (Ret.) Wallace’s extensive experience with large-scale training programs gives him valuable insight into our human resources issues. Age: 70 Director Since: 2011 OSHKOSH COMMITTEES: Human Resources Board Recommendation The Board recommends that shareholders vote FOR the election of the eleven nominees identified above. The Board’s recommendation is based on carefully considered judgment that the skills, experience, backgrounds and attributes of the nominees make them the best candidates to serve on our Board. nominees for director identified above. OSHKOSH CORPORATION 2016 Proxy Statement 18 FOR The Board of Directors recommends a vote FOR the Board’s eleven

Director Compensation The table below summarizes the compensation paid to or earned by our non-employee directors during fiscal year 2016. Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) Fees Earned or Paid in Cash ($) All Other Compensation ($) Stock Awards ($)(3)(4) Total ($) Name (1)(2) Keith J. Allman 98,500 129,623 1,055 — 229,178 Richard M. Donnelly 235,000 129,623 21,896 — 386,519 Peter B. Hamilton 127,000 129,623 — — 256,623 Kathleen J. Hempel (6) 37,333 — — — 37,333 Leslie F. Kenne 108,500 129,623 — — 238,123 Kimberley Metcalf-Kupres (7) 41,042 96,852 205 — 138,099 Steven C. Mizell 98,500 129,623 292 — 228,415 Stephen D. Newlin 107,781 129,623 — — 237,404 Craig P. Omtvedt 113,500 129,623 — — 243,123 Duncan J. Palmer 98,500 129,623 — — 228,123 John S. Shiely 98,500 129,623 — — 228,123 Richard G. Sim 98,500 129,623 — — 228,123 William S. Wallace 98,500 129,623 — — 228,123 (1) Mr. Szews, who served as both a director and our Chief Executive Officer during the first quarter of fiscal year 2016, and retired effective December 31, 2015, received no additional compensation for his service on our Board of Directors and is not included in this table. The compensation Mr. Szews received as our Chief Executive Officer during and for fiscal year 2016 is shown in the Summary Compensation Table on page 45. (2) Mr. Jones, who served as both a director and our President and Chief Executive Officer during fiscal year 2016, received no additional compensation for his service on our Board of Directors and is not included in this table. The compensation Mr. Jones received as our President and Chief Executive Officer during and for fiscal year 2016 is shown in the Summary Compensation Table on page 45. (3) As SEC rules require, amounts in this column are based on the aggregate grant date fair value of awards to our directors under our 2009 Incentive Stock and Awards Plan. The amounts shown are not actual amounts paid to the directors or amounts the directors actually realized or will realize as a result of these awards. We computed the aggregate grant date fair value of these awards in accordance with FASB ASC Topic 718, based on the market price of the shares awarded on the date of grant. This amount includes the value of dividends that the holder of restricted shares is entitled to receive. OSHKOSH CORPORATION 2016 Proxy Statement 19

DIRECTOR COMPENSATION | (4) The table below sets forth the aggregate number of stock options awarded to each of our non-employee directors that were outstanding at September 30, 2016. Aggregate Number of Outstanding Stock Option Awards Name (#) Keith J. Allman Richard M. Donnelly Peter B. Hamilton Kathleen J. Hempel Leslie F. Kenne Kimberley Metcalf-Kupres Steven C. Mizell Stephen D. Newlin Craig P. Omtvedt Duncan J. Palmer John S. Shiely Richard G. Sim William S. Wallace — 11,700 1,500 12,600 3,075 — — — 9,350 1,500 — 10,000 2,500 (5) The amounts in this column represent above-market interest on non-qualified deferred compensation computed on a quarter-by-quarter basis. The above-market interest rate is the percentage amount by which the interest rate earned on deferred compensation in fiscal year 2016 exceeded 120% of the applicable federal long-term interest rate, with compounding, at the time the interest rate was set. The annual interest rate earned on deferred compensation was 4.25% for the first quarter of fiscal year 2016, and 4.50% for the second, third and fourth quarters of fiscal year 2016. For the same periods, 120% of the applicable long-term interest rate was 3.10%, 2.77%, 2.67%, and 2.26% respectively. (6) Ms. Hempel’s term as a director expired on February 2, 2016. (7) Ms. Metcalf-Kupres was appointed to our Board on May 10, 2016. Retainer and Meeting Fees Each non-employee director is entitled to receive an annual retainer of $85,000. Mr. Donnelly is entitled to receive an additional annual retainer of $150,000 in recognition of his position as Chairman of the Board. Directors, other than Chairpersons, receive a fee of $13,500 per calendar year for each committee on which they serve. The Chairpersons of the Audit Committee and the Human Resources Committee each receive an additional annual retainer of $15,000, and the Chairperson of the Governance Committee receives an additional annual retainer of $10,000. We also reimburse directors for reasonable travel and related expenses they incur attending Board and Board committee meetings and continuing education programs. Stock Awards We generally grant shares of stock to our non-employee directors at the meeting of our Board held on the date of our Annual Meeting of Shareholders or at the time a director joins our Board. Effective on election at our 2016 Annual Meeting of Shareholders, we granted to each of our then non-employee directors 4,225 shares of our Common Stock under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. The stock awards were at the 50th percentile of the Willis Towers Watson data for non-employee director compensation. On her election to the Board, Ms.Metcalf-Kupres was granted 2,100 shares of our Common Stock. Deferred Compensation Plan Non-employee directors may elect to participate in our Deferred Compensation Plan for Directors and Executive Officers. This plan permits individual directors to defer any or all of their compensation from Oshkosh, including their stock awards. A director who defers fees may elect to have deferred amounts credited to a fixed-income investment account or a stock account. Deferrals of stock awards must be credited to a stock account. Deferrals credited to a fixed-income investment account earn interest at the prime rate as published in The Wall Street Journal on the last business day of the immediately preceding quarter, plus 1%. Deferrals credited to a stock account are treated as though invested in our Common Stock. Any dividends earned on our Common Stock are reinvested in each director’s stock account. OSHKOSH CORPORATION 2016 Proxy Statement 20

DIRECTOR COMPENSATION | Payments from the Deferred Compensation Plan may be made in a lump sum or in annual installments for up to ten years at the election of the director. Payments generally commence when a director ceases to be a member of our Board. In the event of a change in control of our Company, as defined in the Deferred Compensation Plan, we will pay out the deferred compensation plan accounts of all directors in a single lump sum cash payment. Stock Ownership Guidelines for Directors The Human Resources Committee has adopted stock ownership guidelines for non-employee directors to ensure that non-employee directors have a direct stake in the success of our Company. Under these guidelines, non-employee directors are encouraged to acquire and own our Common Stock in an amount equal to five times their respective annual cash retainers. Non-employee directors should achieve this stock ownership level within five years of becoming a director. As of December 1, 2016, all directors, except Mr. Allman and Ms. Metcalf-Kupres, both of whom have served as directors for less than five years, met the requisite stock ownership levels. Mr. Jones is subject to the stock ownership guidelines that apply to our executive officers. As of December 1, 2016, Mr. Jones exceeded the stock ownership level applicable to him as President and Chief Executive Officer. Our Company has a policy that prohibits directors and all officers from entering into certain transactions for their individual accounts, including hedging or pledging our Common Stock and trading in puts, calls or other derivative securities relating to the Common Stock. OSHKOSH CORPORATION 2016 Proxy Statement 21

Governance of the Company Board of Directors Independence With the exception of our President and Chief Executive Officer Mr. Jones, all of the nominees for election to our Board are independent. The Board has determined that no non-employee director nominee has a material relationship with our Company and that all are independent under NYSE listing standards. Further, no director or executive officer has any family relationship with any other director or executive officer. Meetings of the Board of Directors The Board of Directors met five times during fiscal year 2016. Each director nominee attended all of the meetings of the Board occurring while he or she was a director and no less than 75% of all Committee meetings. The Board expects directors to attend the Annual Meeting of Shareholders. All of our directors attended our 2016 Annual Meeting, either in person or by phone or video conference, and we anticipate that all director nominees will attend the Annual Meeting in person this year. Our independent, non-employee directors met in executive session, without the presence of our officers, on five occasions during fiscal year 2016. Mr. Donnelly, the independent Chairman of the Board, presided over all executive session meetings of the non-employee directors. Shareholder Engagement and Say-on-Pay Our shareholders are key participants in the governance of our Company. For this reason, we spend time meeting with our shareholders, listening to their concerns, and responding to their feedback. During fiscal year 2016, members of the management team met with shareholders and potential shareholders on many occasions. Our management also proactively reached out to shareholders following each of our four quarterly earnings releases. During these candid meetings, we discussed our Company’s performance and our MOVE strategy, and heard shareholder feedback on a variety of topics. We know that executive compensation is among the many issues important to shareholders. The Board is particularly gratified that, at our 2016 Annual Meeting, approximately 98% of the votes cast were in favor of the advisory proposal to approve the compensation of our named executive officers. Communicating with the Board of Directors We encourage you to share your opinions, interests, concerns, and suggestions. If you would like to communicate with the Chairman or with the Board as a whole, you may send correspondence to the Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566. Your correspondence will be forwarded to the Board or the appropriate committee, as applicable. Committees of the Board of Directors Our Board of Directors has three standing committees: the Audit Committee, the Governance Committee, and the Human Resources Committee. The members and responsibilities of these committees as of the date of the Notice of Annual Meeting of Shareholders are set forth below. The Board has determined that each member of each committee is an independent director as defined under NYSE listing standards and SEC rules, including rules specifically pertaining to members of audit committees and compensation committees. OSHKOSH CORPORATION 2016 Proxy Statement 22

GOVERNANCE Of THE COMPANy | Audit Committee » Craig P. Omtvedt (chair) Keith J. Allman Peter B. Hamilton Duncan J. Palmer Richard G. Sim (retired November 22, 2016) Richard M. Donnelly (alternate member) • oversees the fulfillment by management of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system assists with Board oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the independence and qualifications of our independent registered public accounting firm • appoints, compensates, and oversees the work of our independent registered public accounting firm, which reports directly to the Audit Committee oversees our internal audit function assists the Board with oversight of our risk management program » » » » • • • » The Audit Committee met eight times during fiscal year 2016, each time including an executive session. The Audit Committee has a charter that specifies its responsibilities, and the Audit Committee believes it fulfills that charter. All members of the Audit Committee are independent directors and financially literate under the applicable NYSE listing standards, and the Board has determined that each of Keith J. Allman, Peter B. Hamilton, Craig P. Omtvedt, Duncan J. Palmer, and Richard G. Sim is an “audit committee financial expert” as defined under SEC rules. Our independent registered public accounting firm and internal auditors met with the Audit Committee with and without representatives of management present. Governance Committee » » » » Leslie F. Kenne (chair) Stephen D. Newlin John S. Shiely Richard M. Donnelly (alternate member) • identifies individuals qualified to become Board members and recommends nominees to our Board for election as directors oversees the annual Board self-evaluation makes recommendations to the Board regarding Board and Committee structure, Committee charters, and corporate governance • develops, for approval by the full Board, corporate governance guidelines applicable to our Company oversees administration of the Code of Ethics Applicable to Directors and Senior Executives • • • The Governance Committee met six times during fiscal year 2016, each time including an executive session. Selection of Nominees for Election to the Board and Consideration of Shareholder-Recommended Candidates The Governance Committee will consider candidates for nomination as a director recommended by shareholders, directors, officers, third-party search firms, and other sources, and reviews all candidates in the same manner, regardless of the source of the recommendation. In evaluating candidates, the Governance Committee considers the needs of the Board and attributes of the individual candidates, including character, judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, and industry knowledge. The Board and the Governance Committee believe director candidates should possess the following minimum qualifications: (i) the highest personal and professional ethics, integrity and values; (ii) the ability to make independent analytical inquiries and to exercise sound business judgment; OSHKOSH CORPORATION 2016 Proxy Statement 23 THE GOVERNANCE COMMITTEE: MEMBERS: THE AUDIT COMMITTEE: MEMBERS:

GOVERNANCE Of THE COMPANy | (iii) relevant expertise and experience and an understanding of our business environment, together with the ability to offer advice and guidance to the Board and executives based on that expertise, experience and understanding; (iv) background as chief or other senior executive officer of a public company or leader of a major complex organization, including commercial, scientific, government, military, and educational and other non-profit institutions; (v) independence from any particular constituency, ability to represent all shareholders of our Company, and a commitment to enhancing long-term shareholder value; and (vi) sufficient time available to devote to activities of the Board and to enhancing his or her knowledge of our business. Unless otherwise determined by the Governance Committee, director nominees must be younger than 72. In addition, the Board and the Governance Committee believe at least one director should have the requisite experience and expertise to be designated an “audit committee financial expert” as defined by applicable SEC rules. Any shareholder who wishes to recommend a director candidate must provide written notice to the attention of our Secretary at the address shown on the Notice of Annual Meeting of Shareholders. Such notice must include the shareholder’s name and address; the class and number of shares of Common Stock owned; the name, age, business address, and principal occupation of the candidate; and the number of shares of Common Stock owned by the candidate, if any. The notice also must include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws. We may require any candidate to furnish additional information, within reason, to determine the candidate’s eligibility. A shareholder wishing to nominate a candidate for election as a director also must comply with the provisions of our by-laws described under “Additional Information Regarding the Annual Meeting — Shareholders Intending to Present Business at the 2018 Annual Meeting”. Diversity on the Board Our Corporate Governance Guidelines have long provided that our Board is committed to a diversified membership. Our Board defines diversity broadly, to include the personal attributes of the individual directors as well as their various careers and areas of expertise and their tenure on the Board. As part of its process of identifying potential nominees, the Governance Committee considers the attributes of existing directors and directs the third-party executive search firm that assists in identifying candidates to search for individuals who would contribute to diversity. As part of its annual self-evaluation, the Governance Committee assesses the effectiveness of its efforts to attain diversity by considering whether it has an appropriate process for identifying and selecting director candidates. Human Resources Committee » Peter B. Hamilton (chair) Kimberley Metcalf-Kupres (elected May 10, 2016) Steven C. Mizell Stephen D. Newlin William S. Wallace Richard M. Donnelly (alternate member) • oversees our organizational, personnel, compensation and benefits policies and practices establishes the compensation for executive officers and directors • oversees the administration of other executive compensation and benefit plans » • The Human Resources Committee met four times in fiscal year 2016, each time including an executive session. » » » » The Human Resources Committee has retained the services of an external compensation consultant, Willis Towers Watson, to provide technical guidance regarding compensation-related issues. The services that Willis Towers Watson rendered during fiscal year 2016 include: • Analysis of general industry compensation data and updates of trends in executive compensation; • Ongoing support with regard to the latest relevant regulatory, technical, and accounting considerations affecting executive compensation and benefit programs; OSHKOSH CORPORATION 2016 Proxy Statement 24 THE HUMAN RESOURCES COMMITTEE: MEMBERS:

GOVERNANCE Of THE COMPANy | • Guidance on overall compensation program structure, executive compensation levels, comparator groups, and executive employment agreements; Preparation for and attendance at selected management, committee, and Board of Directors meetings; and Evaluation of competitive positioning of outside director compensation. • • The Human Resources Committee has sole authority to engage and terminate Willis Towers Watson or any other compensation adviser; meet with Willis Towers Watson without management being present; and evaluate the quality and objectivity of Willis Towers Watson’s services annually. In addition, pursuant to SEC rules and NYSE listing standards regarding the independence of compensation committee advisers, the Human Resources Committee has the responsibility to consider the independence of Willis Towers Watson. The Human Resources Committee reviewed the independence of Willis Towers Watson and its individual representatives who serve as consultants to the Human Resources Committee and concluded that Willis Towers Watson is independent and that Willis Towers Watson’s performance of services raises no conflict of interest. We provide additional information regarding the Human Resources Committee and our policies and procedures regarding executive compensation below under “Executive Compensation — Compensation Discussion and Analysis”. Corporate Governance Documents We make the following governance-related documents available on the Corporate Governance page under the “About Oshkosh” tab on our website, www.oshkoshcorporation.com: • • Our Corporate Governance Guidelines The written charters of the Audit Committee, the Governance Committee, and the Human Resources Committee of our Board of Directors The Oshkosh Corporation Code of Ethics Applicable to Directors and Senior Executives, which applies to all officers at the vice president level or higher The Corporate Code of Ethics and Standards of Conduct, known as “The Oshkosh Way”, which applies to all of our employees • • Each such document also is available in print to any shareholder who requests it from our Secretary. Policies and Procedures Regarding Related Person Transactions As described above, our Board of Directors adopted the Oshkosh Way for all employees. Our named executive officers are also required to acknowledge in writing that they have received, reviewed and understand the requirements of the Code of Ethics, and further acknowledge that failure to fully comply with the Code of Ethics can subject them to discipline, up to and including removal from our Board of Directors or termination of employment. The Oshkosh Corporation Code of Ethics requires the prompt disclosure to our Chief Ethics and Compliance Officer, General Counsel or the Chair of the Audit Committee of any proposed transaction or relationship that could create or appear to create a conflict of interest for their review and recommended action which can range from closing the file to review with the Board of Directors. Under the Code of Ethics, the phrase “conflict of interest” is broadly construed to include direct conflicts, indirect conflicts, potential conflicts, apparent conflicts, and any other personal, business or professional relationship or dealing that has a reasonable possibility of creating even the mere appearance of impropriety. The Code of Ethics also prohibits directors and senior executives from taking personal advantage of business opportunities that we typically would pursue or in which we may be interested. There is a firm bias against waivers of these restrictions. Oversight of Risk Management by the Board of Directors The Board is responsible for general oversight of our risk management. The Board focuses on the most significant and material risks facing our Company and ensures that management develops and implements controls and appropriate risk mitigation strategies. The Board responds to particular risk management issues as part of its general oversight of our Company and in connection with its review and approval of corporate matters. The Board has delegated many of its responsibilities for oversight of our risk management program to the Audit Committee. The Audit Committee evaluates and discusses overall guidelines, policies, processes, and procedures with OSHKOSH CORPORATION 2016 Proxy Statement 25

GOVERNANCE Of THE COMPANy | respect to risk assessment and risk management. Our Organization Risk Management Program, or ORM Program, identifies potential exposure to risks, including strategic, operational, financial, knowledge, cyber security, information technology, and legal and regulatory compliance risks. Senior management is responsible for the administration of the ORM Program. To that end, management assesses and evaluates potential risks for each of our business segments and our Company as a whole, and then develops mitigation strategies to address these potential risks. Senior management reviews and prioritizes risk assessments and mitigation strategies and reports to the Audit Committee risk management results to effectively manage our risk profile. The Audit Committee then considers and discusses these reports. Additionally, senior management and the Audit Committee report to the Board on material risk assessments and mitigation strategies as part of the strategic plan updates they give to our Board during the fiscal year. The ORM Program is designed to: (i) provide the Audit Committee with an assessment of our potential exposure to material risks; (ii) inform the Audit Committee as to how senior management addresses and mitigates potential material risks; and (iii) allow the Audit Committee to evaluate how these risks may affect performance, operations and strategic plans and to ensure that senior management is implementing effective mitigation strategies as necessary. We believe our ORM Program provides an effective approach for addressing potential risks and enables the Audit Committee and the Board to fulfill their general risk oversight functions. In addition to the ORM Program, each Board committee routinely monitors the various risks that fall under the committee’s area of responsibility. Each committee routinely reports on its actions to the full Board. This coordination of risk management allows the Board and the committees to effectively manage risk oversight, especially with regard to interrelated risks. Independent Chairman of the Board Under our by-laws and Corporate Governance Guidelines, our Chairman of the Board must be a director who the Board has determined is independent in accordance with the listing standards of the NYSE and cannot have previously served as an executive officer of our Company. As a result, separate individuals serve as Chairman of the Board and Chief Executive Officer. We believe this leadership structure fosters effective governance and oversight of our Company by: (i) providing the independent directors with control over the Board meeting agenda and discussion; (ii) assuring that independent directors control discussions about strategic alternatives; (iii) enabling an effective assessment of the Chief Executive Officer’s performance; (iv) providing an effective means for the Board to express its views on management, strategy and execution; and (v) positioning the Chairman to obtain direct and meaningful feedback from shareholders. Majority Voting for Director Elections We have a form of majority voting for directors. In the absence of a contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender a resignation to the Chairman of the Board. The Governance Committee (or, under certain circumstances, another committee appointed by the Board) will promptly consider the matter and will recommend to the Board whether to accept or reject the tendered resignation based on all relevant factors. The Board must act on that recommendation no later than 90 days after the Annual Meeting of Shareholders at which the election took place. The Board’s decision, including a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation, will be disclosed in a Current Report on Form 8-K filed with the SEC. Succession Planning The Human Resources Committee, in conjunction with the President and Chief Executive Officer, reviews a comprehensive management succession plan each year. The plan identifies potential successors for each executive position; prior year accomplishments in preparing successors; and current development needs. OSHKOSH CORPORATION 2016 Proxy Statement 26

Proposal 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent auditors for the fiscal year ending September 30, 2017. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so. We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP as our independent auditors. Although ratification is not required by our by-laws or otherwise, our Board is submitting the appointment of Deloitte & Touche LLP to our shareholders for ratification because we value our shareholders’ views on our independent auditors as a matter of good corporate practice. If our shareholders fail to ratify the appointment, the Audit Committee will view the vote as a direction to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the fiscal year if it determines that such a change would be in the best interests of our Company and our shareholders. appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors. Report of the Audit Committee The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our financial reporting and disclosure responsibilities, accounting functions and internal controls. The Audit Committee acts under a written charter, which our Board of Directors first adopted in 1997 and last amended in May 2016. Each member of the Audit Committee is independent as defined by the NYSE’s listing standards and SEC rules. Audit and Non-Audit Fees The following table presents fees for professional services rendered by Deloitte & Touche LLP for the audit of our annual consolidated financial statements for the fiscal years ended September 30, 2016 and September 30, 2015, and fees billed for other services rendered by Deloitte & Touche LLP during those periods. 2016 2015 Audit fees (1) $3,005,000 $3,168,000 Audit-related fees (2) — 87,500 Tax fees (3) 37,500 — Total $3,042,500 $3,255,500 (1) Audit fees consisted principally of fees for the audit of our annual consolidated financial statements, for reviews of the interim condensed consolidated financial statements included in our Forms 10-Q, and for work in connection with the attestations required by Section 404 of the Sarbanes-Oxley Act of 2002 related to our internal control over financial reporting and statutory audits required internationally. (2) Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements or internal control over financial reporting and are not reported under OSHKOSH CORPORATION 2016 Proxy Statement 27 FOR The Board of Directors recommends a vote FOR ratification of the

PROPOSAL 2: | Ratification of the Appointment of Independent Registered Public Accounting Firm “Audit fees.” Audit-related fees in fiscal year 2015 related to services performed in connection with the issuance and registration of $250.0 million of 5.375% unsecured notes due March 1, 2025. (3) Tax fees consisted of fees billed for the review of deductibility of meals and entertainment expenses. Pre-approval of Services by the Independent Registered Public Accounting Firm The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services to be provided by our independent registered public accounting firm. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by our independent registered public accounting firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee Chair or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the Audit Committee’s next regular meeting. The Audit Committee will regularly review summary reports detailing all services that our independent registered public accounting firm is providing to us. The Audit Committee preapproved the provision of all of the services described above and has considered and determined that the provision of such services is compatible with maintaining the independence of Deloitte & Touche LLP. The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed our audited consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2016 with our management and independent registered public accounting firm. Management is responsible for the consolidated financial statements and the reporting process, including the system of internal control. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States and the effectiveness of the internal controls over financial reporting based upon the criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by statement on Auditing Standard No.16, Communications With Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB), and Rule 2-07 of SEC Regulation S-X. In addition, the independent registered public accounting firm provided to the Audit Committee the written disclosures required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent registered public accounting firm their independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, for filing with the SEC. Audit Committee » » » » » » Craig P. Omtvedt, Chair Keith J. Allman Peter B. Hamilton Duncan J. Palmer Richard G. Sim (retired November 22, 2016) Richard M. Donnelly (Alternate Member) OSHKOSH CORPORATION 2016 Proxy Statement 28

PROPOSAL 2: | Ratification of the Appointment of Independent Registered Public Accounting Firm Stock Ownership of Directors, Executive Officers and Other Large Shareholders The following table shows the beneficial ownership of Common Stock of each director (each of whom is a director nominee), each named executive officer appearing in the Summary Compensation Table on page 45, each other shareholder owning more than 5% of our outstanding Common Stock, and the directors and executive officers (including the named executive officers) as a group. “Beneficial Ownership” means more than “ownership” as that term commonly is used. For example, a person “beneficially” owns stock if he or she owns it in his or her name, or if he or she has (or shares) the power to vote or sell the stock as trustee of a trust. Beneficial ownership also includes shares the directors and executive officers have a right to acquire within 60 days after December 1, 2016, as, for example, through the exercise of a stock option. Except as otherwise stated in the footnotes to the following table, information about Common Stock ownership is as of December 1, 2016. The percent of Common Stock beneficially owned is based on the number of shares outstanding on the record date for the Annual Meeting. At the close of business on December 12, 2016, the record date for the Annual Meeting, there were 74,568,847 shares of Common Stock outstanding. Our policies prohibit directors or named executive officers from pledging shares. Unless stated otherwise in the footnotes to the table, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares. Shares of Common Stock Percent of Common Stock Stock Units Beneficially * The amount shown is less than 1% of the outstanding shares of Common Stock. (1) Amounts shown in this column are not included in the columns titled “Shares of Common Stock Beneficially Owned” or “Percent of Common Stock Beneficially Owned”. Amounts shown include restricted stock units (RSUs) awarded under our 2009 Incentive Stock and Awards Plan in fiscal years 2014 through 2016 in the following amounts to the following individuals: 7,902 units for James W. Johnson 71,161 units for Wilson R. Jones 2,457 units for Joseph H. Kimmitt 10,707 units for Frank R. Nerenhausen OSHKOSH CORPORATION 2016 Proxy Statement 29 Name of Beneficial OwnerBeneficially OwnedBeneficially Owned Owned (1) Keith J. Allman1,375* 4,295 Richard M. Donnelly (2)27,761* 12,274 Peter B. Hamilton (2)20,100* — James W. Johnson (2)55,007* 7,902 Wilson R. Jones (2)495,247* 71,161 Leslie F. Kenne (2) 3,387 * 19,890 Joseph H. Kimmitt (2)123,308* 2,457 Kimberley Metcalf-Kupres (3)—* 2,122 Steven C. Mizell1,825* 5,903 Frank R. Nerenhausen (2)103,059* 10,707 Stephen D. Newlin3,200* 9,877 Craig P. Omtvedt (2)34,275* 1,166 Duncan J. Palmer (2)1,500* 19,313 David M. Sagehorn (2)(4)285,264* 24,011 John S. Shiely17,800* — William S. Wallace (2)2,500* 19,890 All directors and executive officers as a group (2)(4)1,491,4042.0% 294,845 Aristotle Capital Management, LLC (5) 4,111,1155.6% Capital World Investors (6)6,483,1918.8%

PROPOSAL 2: | Ratification of the Appointment of Independent Registered Public Accounting Firm 24,011 units for David M. Sagehorn 190,407 units for all executive officers as a group RSUs are subject to forfeiture until they vest (subject to retirement terms of the awards). Amounts shown also include stock units under our Deferred Compensation Plan for Directors and Executive Officers, all of which are vested or were free of restrictions, in the following amounts to the following individuals: 4,295 units for Keith J. Allman 12,274 units for Richard M. Donnelly 19,890 units for Leslie F. Kenne 2,122 units for Kimberley Metcalf-Kupres 4,295 units for Steven C. Mizell 9,877 units for Stephen D. Newlin 1,166 units for Craig P. Omtvedt 19,313 units for Duncan J. Palmer 19,890 units for William S. Wallace 93,122 units for all directors as a group Amounts also include units deemed invested in shares of Common Stock that are credited to the following individuals in the following amounts under the Deferred Compensation Plan: 1,608 units for Mr. Mizell and 11,316 units for all directors and executive officers as a group. The units described in this footnote do not carry the right to vote. In each case, amounts are distributable in the form of shares of our Common Stock on a one-for-one basis. However, no such distribution will occur before January 29, 2017. (2) Amounts shown include the following amounts that the listed individuals have the right to acquire pursuant to stock options exercisable between December 1, 2016 and January 29, 2017: 9,400 shares for Richard M. Donnelly 1,500 shares for Peter B. Hamilton 15,466 shares for James W. Johnson 387,625 shares for Wilson R. Jones 3,075 shares for Leslie F. Kenne 70,600 shares for Joseph H. Kimmitt 63,141 shares for Frank R. Nerenhausen 7,050 shares for Craig P. Omtvedt 1,500 shares for Duncan J. Palmer 166,449 shares for David M. Sagehorn 2,500 shares for William S. Wallace 923,264 shares for all directors and executive officers as a group (3) Kimberley Metcalf-Kupres joined the Board of Directors in May 2016. (4) Amounts shown include 108,113 shares ownership of which is shared with Katherine A. Sagehorn, Mr. Sagehorn’s wife. (5) Amount shown is as described in the Schedule 13G/A that Aristotle Capital Management, LLC filed with the SEC on June 30, 2016. Aristotle Capital Management, LLC is located at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. Aristotle has sole voting power with respect to 2,340,870 shares and sole dispositive power with respect to the shares included in the amount shown. (6) Amount shown is as described in the Schedule 13G/A that Capital World Investors filed with the SEC on September 30, 2016. Capital World Investors is located at 333 South Hope Street, Los Angeles, California 90071. Capital World Investors has sole voting power and sole dispositive power with respect to the shares included in the amount shown. Section 16(a) Beneficial Ownership Reporting Compliance The Securities Exchange Act of 1934 requires our directors, executive officers and controller to file reports with the SEC regarding their ownership and changes in ownership of our Common Stock. Based upon our review of copies of these reports and certifications given to us by such persons, we believe our directors, executive officers and controller have complied with their filing requirements for fiscal year 2016. OSHKOSH CORPORATION 2016 Proxy Statement 30

Compensation Discussion and Analysis EXECUTIVE SUMMARY Introduction and Overview This Compensation Discussion and Analysis explains our compensation programs and policies for fiscal year 2016 and details the compensation decisions that we made with respect to our Named Executive Officers, or NEOs. For fiscal year 2016, our NEOs identified in the Summary Compensation Table consist of our President and Chief Executive Officer (CEO), our retired CEO, our Executive Vice President (EVP) and Chief Financial Officer (CFO), the next three highest compensated Executive Officers serving as such at fiscal year-end, and the former EVP and Chief Human Resources Officer. The following provides details on how our NEOs were compensated for fiscal year 2016 (October 1, 2015 through September 30, 2016) and how their fiscal year 2016 compensation aligns with our pay for performance philosophy. Business Highlights We continue to execute our roadmap for creating value for shareholders through our evolving MOVE strategy as we describe in detail in this Proxy Statement under “Summary Information — Business Highlights — Our MOVE Strategy.” We delivered fiscal year 2016 revenues of $6.3 billion, which were slightly lower than our business plan of $6.5 billion, generally as a result of lower than expected international M-ATV revenues in our defense segment due to delays in customer funding. Consolidated operating income was $364.0 million, or 5.8% of sales. Adjusted consolidated operating income1 of $391.8 million was slightly lower than our target to deliver $420.0 million in operating income or 6.5% of sales. Lower than expected international M-ATV sales in our defense segment, pricing pressures in our access equipment segment and higher start-up costs in our shared Mexico manufacturing plant were partially offset by stronger operational performance in our fire & emergency segment. Earnings per share of $2.91, or $3.14 adjusted earnings per share1 excluding the after-tax impact of the asset impairment and workforce reduction charges, was slightly lower than our target of $3.20 per share. Solid earnings and achievement of inventory reduction targets in our access equipment segment drove $577.7 million of net cash provided by operating activities, or $490.6 million of free cash flow1, which exceeded the $450.0 million top-end of our performance range for free cash flow1. Reasonable capital allocation is a key component of the MOVE strategy, and we continued to return cash to shareholders in fiscal year 2016 through a combination of share repurchase and cash dividends. We repurchased 2.5 million shares of our stock early in the year and paid $55.9 million in cash dividends. And, we announced another increase in our dividend rate of nearly 11% on November 1, 2016. This will mark the Company’s third straight year of double digit percentage increases in the dividend rate. In late fiscal year 2016, we began shipping JLTVs to our U.S. Department of Defense customer. We won the contract in fiscal year 2015, but the start of the program was delayed by five months due to a competitor’s failed protest. This historic contract provides revenue visibility for our Company into the next decade. The initial requirements of the eight year contract call for Oshkosh to provide more than 17,000 (subsequently increased to over 18,000) vehicles to the U.S. Army and U.S. Marine Corps with a total estimated program requirement of 55,000 vehicles over 20+ years. We believe there will also be significant international defense opportunities over the next several years and beyond, led by sales of JLTVs. We also announced our evolved MOVE strategy, which provides strategic direction and targets for our team members around the globe. We continued to focus on driving improved operational efficiencies and simplifying our businesses as we work to best serve customers in fiscal year 2017 and beyond. Pay for Performance A fundamental principle underlying our compensation program is that we should pay for performance. While our adjusted earnings per share1 performance in fiscal year 2016 was within two percentage points of our targeted earnings per 1 This Proxy Statement includes non-GAAP results. See “Non-GAAP Financial Measures” in Attachment A to this Proxy Statement for a reconciliation to GAAP results. OSHKOSH CORPORATION 2016 Proxy Statement 31

COMPENSATION DISCuSSION AND ANALySIS | Human Resources Committee Oversight Responsibilities share of $3.20, our adjusted consolidated operating income1, as noted above, was short by $28.2 million, or 6.7%, from our targeted amount. Our actual free cash flow1 performance exceeded the amount at which officers would receive the maximum payout under our cash incentive award associated with free cash flow performance by nearly 10%. Our compensation program for fiscal year 2016 supported performance by providing appropriate incentives to our executives. To prudently manage our compensation expense while still attracting and retaining the highest caliber executives, we generally target base salary and other elements of compensation close to the 50th percentile for the companies represented in relevant databases, as we discuss below. Our annual cash incentive compensation payouts for fiscal year 2016 were based solely on performance relative to the following objective measures: Fiscal Year 2016 Annual Cash Incentive Measures Segment Days Net Working Capital Improvement Consolidated Operating Income Segment Operating Income NEOs Free Cash Flow Mr. Jones, Mr. Sagehorn, Mr. Kimmitt and Ms. Hogan X X Mr. Nerenhausen* X X Mr. Johnson X X X * Additionally, Mr. Nerenhausen had an inventory threshold to meet, which was in support of achieving free cash flow targets, to earn payment under consolidated operating income or segment operating income. Our equity-based long-term incentive awards, which by their nature tie compensation directly and objectively to performance, help ensure that our executives’ interests are aligned with those of our shareholders. Overall, we allocate a greater portion of NEO compensation to pay that varies based on Company and segment performance (annual incentive and long-term equity incentives) than we do to fixed compensation (base salary and benefits). Benefits that are not available to Oshkosh employees generally are limited and related to business need. Say-on-Pay and Changes to Fiscal Year 2017 Compensation At our 2016 Annual Meeting, shareholders voted strongly in favor of our executive compensation program. Specifically, more than 98.8% of the shares voting voted in favor of the advisory vote on the compensation of our named executive officers during fiscal year 2015. Despite this high level of support from our shareholders, we continue to review our programs and refine them to ensure alignment with company objectives and our shareholders’ interests. For fiscal year 2017, we have revised the performance measures in our annual cash incentive awards for corporate NEOs by replacing Free Cash Flow with Consolidated Days Net Working Capital Improvement (DNWCI) for 30% of the target award. Consolidated Operating Income will remain as a performance measurement for 70% of their target award. This change in measure for NEOs who were not segment presidents was to subject them to a measure that applies to our segment teams and reinforce the importance of working capital management. For our segment presidents for fiscal year 2017, we maintained Consolidated Operating Income, Segment Operating Income, and Segment DNWCI as measurements in the annual cash incentive awards, but slightly adjusted weightings to 25%, 50%, and 25% of the target award, respectively. We still believe it is important to provide business segment presidents the opportunity to be rewarded for results primarily tied to their business segment. For purposes of long-term incentives for fiscal year 2017, we also maintained relative Total Shareholder Return (TSR) and relative Return on Invested Capital (ROIC) as performance-based measures for performance shares for a combined weight of 30% of the target equity award. The remainder of the long-term incentive measures remained the same: grants of stock options at 30% and restricted stock units at 40% of the target award, respectively. HUMAN RESOURCES COMMITTEE OVERSIGHT RESPONSIBILITIES The Human Resources Committee establishes, oversees and approves the compensation programs, awards, practices and procedures for our executive officers. The Committee makes annual compensation decisions in a thoughtful and deliberate process based on open discussion and competitive market data provided by an independent compensation consultant. The Committee also recommends to the Board of Directors the competitive pay package for its directors. OSHKOSH CORPORATION 2016 Proxy Statement 32

COMPENSATION DISCuSSION AND ANALySIS | Compensation Philosophy and Objectives COMPENSATION PHILOSOPHY AND OBJECTIVES The objectives of our executive compensation programs are to link pay to performance and to attract, retain and motivate executives. The Committee strives to clearly align incentive compensation opportunities with the long-term interests of our shareholders. As a result, our compensation programs are designed to reward executives for annual financial results as well as strategic decision-making for sustained long-term Company performance. We mitigate compensation risks by having incentive plan caps, defined financial performance measures, multiple approval review gates, and a compensation clawback policy. We annually complete a thorough risk analysis of our compensation programs. Consistent with the objectives of our compensation program, the Committee has designed cash and equity awards that have varying time frames for earning and payment and include a substantial proportion of pay that is “at risk” and dependent on future performance. The primary components of our executive compensation program in fiscal year 2016 were as follows: For More Information, See Page Type of Compensation Specific Compensation Component Key Features For Fiscal Year 2016 Fixed Base salary We generally set base salary within 10% of the 50th percentile of the relevant database; we base increases on performance and market competitiveness 34 Performance-based short-term incentive Annual cash incentive awards We base these awards on the achievement of challenging annual performance goals 34-37 Performance-based long-term incentive Stock options Stock options tie a portion of the recipient’s compensation to share price appreciation over a period of up to seven years 38 Performance shares Performance shares benefit the recipient to the extent our relative Total Shareholder Return or relative Return on Invested Capital over a period of three years compare favorably to companies in our comparator group 38-40 Restricted stock units Restricted stock units tie a portion of the recipient’s compensation to share price appreciation with vesting over a period of up to three years 40 ANNUAL COMPENSATION PLANS DESIGN REVIEW The Committee annually evaluates our compensation plans to determine if it is appropriate to adjust plan design, types of awards, or levels of pay. This evaluation includes a review with our independent compensation consultant, Willis Towers Watson, and its analysis of general industry compensation data. As described in more detail below, this analysis gives the Committee comparative references and enhances the Committee’s understanding of each executive’s total direct compensation package. In November 2015, the Committee decided to continue to use Consolidated Operating Income and introduced Free Cash Flow as performance measures for the fiscal year 2016 annual cash incentive awards for NEOs other than segment presidents. Maintaining Operating Income allowed for a continued emphasis on maximizing income and the introduction of Free Cash Flow enhanced focus on cash generation. For our segment presidents, the Committee decided to continue to use Consolidated Operating Income and Segment Operating Income and return to the Days Net Working Capital Improvement (DNWCI) measure for the fiscal year 2016 annual cash incentive award. Similar to ROIC, DNWCI provides important focus on substantially improving free cash flow for our Company. For the access equipment segment in fiscal year 2016, we placed an emphasis on reducing inventory levels. Therefore, Mr. Nerehausen’s annual incentive included an inventory reduction threshold rather than a goal based on segment DNWCI. Mr. Nerenhausen, similar to other segment presidents, had Consolidated Operating Income and Segment Operating Income measures applicable to his award, but he could not receive payments under those goals unless he satisfied the inventory goal. OSHKOSH CORPORATION 2016 Proxy Statement 33

COMPENSATION DISCuSSION AND ANALySIS | Determining Pay Levels DETERMINING PAY LEVELS On an annual basis, Willis Towers Watson provides the Committee various analyses of general industry compensation data from its Executive Compensation Database, a survey of over 900 companies. We use this database because we believe the size ensures consistent and statistically valid data that is representative of the market in which we compete for executive talent. We generally consider only aggregate data and do not select individual companies for comparison. We believe this approach avoids giving undue importance to statistically outlying companies while offering a general understanding of compensation practices in the market. The Willis Towers Watson Executive Compensation Database includes data regarding base salary, target and actual annual cash incentive awards, and long-term incentive awards. The data reflects the individual responsibilities of each position and company revenue size. In addition to the Willis Towers Watson market data, the Committee also considers, in a subjective manner, the annual evaluation of each executive officer’s performance when determining base salary, annual incentive awards and long-term incentive awards. COMPENSATION DECISIONS FOR FISCAL YEAR 2016 Base Salary The Committee reviewed the Willis Towers Watson Executive Compensation Database data by position to evaluate the competitiveness of the NEOs’ base salaries. The Committee generally believes base salaries that are within 10% of the 50th percentile for this database are competitive. The Committee reviewed Mr. Jones’ performance and reviewed the performance evaluations of the other NEOs prepared by Mr. Szews and Mr. Jones to ensure that base salary decisions for each executive reflected performance and were otherwise consistent with all of the compensation goals. After analyzing the data and performance information of each executive, the Committee made the base salary adjustments in the table below for fiscal year 2016, effective January 1, 2016. The base salary adjustment for Mr. Jones reflected his promotion to President and CEO. Mr. Szews did not receive a base compensation change due to his retirement on December 31, 2015. The Committee approved base salary adjustments for Mr. Nerenhausen and Mr. Johnson to bring their salaries closer to the 50th percentile for their positions. The other NEOs received modest base pay changes reflecting increases for executives in the marketplace as reflected in the database. Adjustment as a % of Base Salary Named Executive Officer Mr. Jones 51.7% Mr. Sagehorn 3.0% Mr. Nerenhausen 10.0% Mr. Kimmitt 3.0% Mr. Johnson 10.0% Mr. Szews 0.0% Ms. Hogan 3.0% Annual Cash Incentive Awards Our annual cash incentive plan links a cash award to the achievement of specific short-term corporate performance goals that the Committee approves each year. These awards tie a significant portion of an executive’s annual compensation to our Company’s performance. For fiscal year 2016, awards were dependent on our performance under a combination of two or, for the business segment presidents, three measures: Consolidated Operating Income, Segment Operating Income OSHKOSH CORPORATION 2016 Proxy Statement 34

COMPENSATION DISCuSSION AND ANALySIS | Compensation Decisions for Fiscal Year 2016 and Days Net Working Capital Improvement. Additionally, Mr. Nerenhausen had an inventory reduction threshold to meet, which was in support of achieving free cash flow targets, to earn payment under either measure. • Consolidated Operating Income (OI) equals income from continuing operations before other income/expense, income taxes, and equity in earnings of our unconsolidated affiliates Free Cash Flow equals consolidated cash flow from operations minus capital expenditures and net additions to equipment held for rental Access equipment segment Operating Income equals income from continuing operations before other income/expense, income taxes, and equity in earnings of our unconsolidated affiliates for our access equipment segment Fire & emergency segment Operating Income equals income from continuing operations before other income/expense, income taxes, and equity in earnings of our unconsolidated affiliates for our fire & emergency segment Days Net Working Capital Improvement (DNWCI) equals year over year improvement in Days Net Working Capital (DNWC) for a relevant business segment or on a consolidated basis. DNWC is calculated as the average Net Working Capital (NWC) for the five consecutive quarters ending September 30 divided by the average daily sales for the fiscal year ended September 30. NWC is defined as current assets (less cash) minus current liabilities (less short term debt). • • • • After the Committee reviewed the Willis Towers Watson Executive Compensation Database and each executive’s performance, the Committee assigned each executive a threshold, target and maximum annual cash incentive award payment level, as a percentage of base salary for fiscal year 2016. As in the past, the annual cash incentive award opportunity was targeted at approximately the 50th percentile of the competitive data, and there were no changes to the potential award as a percentage of base salary for fiscal year 2016 NEOs from fiscal year 2015 except that Mr. Jones received an increase in his target from 75% to 115% prorated for the period subsequent to his promotion. The payout opportunities for fiscal year 2016 for each of the NEOs are set forth in the table below Potential Award as a Percentage of Base Salary Threshold Target Maximum Mr. Jones 57.5% 115% 230% Mr. Sagehorn 37.5% 75% 150% Mr. Nerenhausen 30% 60% 120% Mr. Kimmitt 30% 60% 120% Mr. Johnson 30% 60% 120% Mr. Szews NA NA NA Ms. Hogan 30% 60% 120% For fiscal year 2016, we gave the Consolidated Operating Income and Free Cash Flow performance measures for Messrs. Jones, Sagehorn, and Kimmitt and Ms. Hogan weightings of 70% and 30%, respectively. Mr. Szews did not receive a target for the annual incentive plan due to his planned retirement on December 31, 2015. For Mr. Johnson, who is a segment president, the Committee structured the annual cash incentive plan for fiscal year 2016 to reflect a weighting of 30% for Consolidated Operating Income, 50% for his segment’s Operating Income, and 20% for Segment Days Net Working Capital Improvement. For Mr. Nerenhausen, who is also a segment president, the Committee structured the annual cash incentive plan for fiscal year 2016 to reflect a weighting of 30% for Consolidated Operating Income and 70% for his segment’s Operating Income. Additionally, Mr. Nerenhausen had an inventory threshold to meet to earn payment under either of the two measures. The Committee believes it is important to provide business segment presidents the opportunity to be rewarded for results primarily tied to their business segment. OSHKOSH CORPORATION 2016 Proxy Statement 35

COMPENSATION DISCuSSION AND ANALySIS | Compensation Decisions for Fiscal Year 2016 Annual Cash Incentive Awards — Operating Income The Committee established the targets for Consolidated Operating Income and Segment Operating Income based upon our forecasted financial performance, as follows: Threshold in Millions Target in Millions Maximum in Millions Performance Measure Bonus Weighting Mr. Jones Consolidated OI 70% $340 $420 $485 Mr. Sagehorn Consolidated OI 70% $340 $420 $485 Mr. Nerenhausen Consolidated OI Access equipment segment OI 30% 70% $340 $268 $420 $311 $485 $351 Mr. Kimmitt Consolidated OI 70% $340 $420 $485 Mr. Johnson Consolidated OI Fire & emergency Segment OI 30% 50% $340 $46 $420 $54 $485 $61 Mr. Szews N/A Ms. Hogan Consolidated OI 70% $340 $420 $485 A minimum of 3% operating income margin on a consolidated or segment basis, as applicable, was required to achieve any incentive compensation above “target” level. Operating Income Results that Impacted Fiscal Year 2016 Actual annual cash incentive plan Adjusted Consolidated Operating Income1 calculated under the terms of the plan was $390.9 million in fiscal year 2016, which was above the threshold and below target. Actual annual cash incentive plan access equipment segment Adjusted Operating Income1 and fire & emergency segment Operating Income in fiscal year 2016 were $290.3 million, which was above threshold but below target, and $67.0 million, which was above maximum, respectively. Actual annual cash incentive plan Adjusted Consolidated Operating Income1 and access equipment segment Adjusted Operating Income1 for purposes of the plan differ from Consolidated Operating Income as they appear in our financial statements because the applicable definition in the plan provides for exclusion of asset impairment charges (an expense of $26.9 million in fiscal year 2016) at the access equipment segment. The annual incentive plan required that we achieve a minimum 3% operating income margin on a consolidated or segment basis, as applicable, for an Operating Income payment above target and the results satisfied this requirement. Annual Cash Incentive Awards — Free Cash Flow1 The Committee established the targets for Free Cash Flow1 based upon our forecasted financial performance, as follows: Threshold in Millions Target in Millions Maximum in Millions Performance Measure Bonus Weighting Mr. Jones, Mr. Sagehorn, Mr. Kimmitt and Ms. Hogan Free Cash Flow1 30% $250 $350 $450 Free Cash Flow Results that Impacted Fiscal Year 2016 Actual annual incentive plan Free Cash Flow1 calculated under the terms of the plan was $490.6 million in fiscal year 2016, which was above the maximum. OSHKOSH CORPORATION 2016 Proxy Statement 36

COMPENSATION DISCuSSION AND ANALySIS | Compensation Decisions for Fiscal Year 2016 Annual Cash Incentive Awards — Days Net Working Capital Improvement The Committee established the target for Days Net Working Capital Improvement (DNWCI) based upon our forecasted financial performance for Mr. Johnson, as follows: Threshold (%) Target (%) Maximum (%) Performance Measure Bonus Weighting Mr. Johnson Segment Days Net Working Capital Improvement 20% 10% 20% 30% Days Net Working Capital Improvement Results that Impacted Fiscal Year 2016 Actual annual incentive plan Days Net Working Capital Improvement for fire & emergency segment as calculated under the terms of the plan was 43.0%, which was above maximum. Annual Cash Incentive Award — Results that Impacted Fiscal Year 2016 Based on these consolidated and segment results, performance payouts under the annual cash incentive plan to our named executive officers were as follows: Award for Access Equipment or Fire & Emergency Segment Operating Income Award for Segment Days Net Working Capital Improvement Payout Level (Percent of Target Payout) Award for Free Cash Flow Award for Consolidated OI Total Mr. Jones $588,670 $616,719 $1,205,389 117.3% Mr. Sagehorn $288,541 $302,595 $591,136 117.3% Mr. Nerenhausen* $71,812 $155,277 $227,089 77.6% Mr. Kimmitt $163,725 $171,490 $335,215 117.3% Mr. Johnson $56,585 $230,488 $92,195 $379,267 164.6% Mr. Szews N/A N/A $0 0.0% Ms. Hogan $0 $0 $0 0.0% * Mr. Nerenhausen could earn an annual cash incentive payment only if access equipment inventory, as defined, was at or below $400 million at September 30, 2016. This goal was achieved with an actual inventory value of $318.6 million. Mr. Jones’ fiscal year 2016 award was pro-rated for the period prior to and subsequent to his promotion to CEO, as we discuss above. Mr. Szews, who retired on December 31, 2015, did not receive an annual cash incentive award for fiscal year 2016. Ms. Hogan did not receive an annual cash incentive payout for fiscal year 2016 because she was not employed by our Company at the time of award distribution in November 2016. The payout level is the sum of the results of each performance measure as a percentage of target performance multiplied by each measure’s respective weighting. We believe the payouts substantiate that our annual incentive compensation programs pay only for performance that is consistent with the results that our shareholders experience. Equity-based Long-Term Incentive Awards The Committee, in the past, generally granted individual equity awards for executives on an annual basis at its September meeting. In 2015, the Committee moved the annual equity award grant date from September to November (fiscal year 2016) which crossed over fiscal years. We did this to align the equity grant to the same time at which we approve all other compensation elements (base salary and annual incentives) for our executive officers. This allowed for consideration and approval of total compensation at one meeting. Due to this change, we did not grant equity awards to the named executive officers in fiscal year 2015. OSHKOSH CORPORATION 2016 Proxy Statement 37

COMPENSATION DISCuSSION AND ANALySIS | Compensation Decisions for Fiscal Year 2016 We provide three types of equity-based long-term incentive awards: stock options, performance shares, and restricted stock units. Each of these awards is subject to the terms of our 2009 Incentive Stock and Awards Plan. The Committee believes equity-based, long-term incentive awards are key components of our compensation program and appropriately align pay with performance. Long-term incentive awards serve three critical functions: • • they motivate executives to focus on our long-term growth and performance; they encourage and facilitate executive ownership of our Common Stock, which aligns executive objectives with those of shareholders; and they have proven to be a valuable tool in hiring and retaining key executives, which we believe contributes to increased shareholder value. • The Committee granted equity awards to named executive officers in fiscal year 2016 that the Committee generally targeted at approximately the 50th percentile of Iong-term incentive award values in the Willis Towers Watson Executive Compensation Database. The awards provided a significant incentive for executives to achieve our MOVE strategy and fiscal year 2016 performance goals and considerable retention value for key executives. In determining actual grants, the Committee decided to deliver the targeted value by awarding to each executive 30% in the form of stock options, 30% in the form of performance shares (half based on relative Total Shareholder Return (TSR) and half based on relative Return on Invested Capital (ROIC)) and 40% in the form of restricted stock units, which is the same mix of awards as in fiscal year 2014. The Committee valued stock options using estimated valuations under the Black-Scholes valuation model, TSR performance shares using valuations under a Monte Carlo simulation model by a third-party provider and restricted stock units and ROIC performance shares using the fair market value of the underlying Common Stock on the date of award grant. 30% Stock options The Committee believes stock options are a valuable tool. Executives realize value from stock options only when the price of our Common Stock on the date of exercise exceeds the price on the date the options are granted, creating a strong link between executive decision-making and long-term shareholder value. The Committee also believes stock option grants enable our Company to attract highly skilled executives, which is essential to our long term success. Finally, stock options give executives the opportunity to create wealth through ownership of our Common Stock. Each stock option permits executives, for a period of seven years, to purchase shares of our Common Stock at an exercise price that is equal to the closing price of our Common Stock on the date of the grant. These stock options vest in three equal annual installments beginning one year after the grant date. 30% Performance share awards For fiscal year 2015, in the interest of maintaining an emphasis on attaining strong returns on invested capital, we employed Return on Invested Capital (ROIC) as an annual incentive award measure. For fiscal year 2016, we instead added ROIC to our mix of long-term incentives as a performance-based measure for half of the performance shares that we granted to each NEO. ROIC will continue to be a relative performance measure, requiring our Company performance to exceed certain thresholds relative to a peer group of companies. We also maintained relative total shareholder return (TSR) as a performance-based measure by using it as the measure for the other half of the performance shares that we granted to each NEO such that performance shares accounted for a total combined weight of 30% of the target award for long-term incentives. The table below reflects the percent of target performance shares that an executive could earn at the end of the three-year period based on our performance under each of the Total Shareholder Return measure and the Return on Invested Capital measure: 3-Year Total Shareholder Return Percentile and 3-Year Return on Invested Capital Percentile Percent of Target Shares Award Earned Below 25th Percentile 0% 25th Percentile 50% 50th Percentile 100% 75th Percentile 200% OSHKOSH CORPORATION 2016 Proxy Statement 38

COMPENSATION DISCuSSION AND ANALySIS | Compensation Decisions for Fiscal Year 2016 These awards reinforce our pay for performance philosophy by providing target (100%) payout only if we achieve at least the 50th percentile. Executives can earn up to a 200% maximum payout for relative TSR performance or relative ROIC performance at or above the 75th percentile. But, each potential award is subject to a payout cap equal to 400% of the aggregate value of the number of shares the executive would have received for relative TSR or relative ROIC performance at the 50th percentile. This cap is calculated using our share price on the date performance shares are awarded. In addition to being performance-based, the vesting of our performance shares only after three years of continuous employment (subject to retirement terms of the awards) provides a retention incentive during the full vesting period. Total Shareholder Return (TSR) Executives benefit from the performance shares we granted in fiscal year 2016 for which the performance measure is TSR only if our TSR, which is defined as stock price appreciation plus dividends over three years subsequent to the date of the performance shares grant, compares favorably to a defined comparator group of companies. The final number of shares an executive receives at the end of the three-year performance period can range from zero to double the target number of performance shares awarded, depending on our relative TSR. Performance shares support the Committee’s objective of increasing executives’ ownership interest in our Company to give them an incentive to enhance shareholder value. Executives will earn shares under the award terms if we achieve a TSR that is at least equal to the 25th percentile of the TSR achieved by the companies comprising the Standard & Poor’s MidCap 400 Index over the same three-year performance period. The Committee chose the Standard & Poor’s MidCap 400 Index rather than the more targeted ROIC comparator group because the index reflects the Committee’s view that there is a broad range of investment options available to shareholders. TSR Results that Impacted Fiscal Year 2016 For performance share awards that we granted in fiscal year 2013 relating to performance over fiscal years 2014, 2015 and 2016, our total shareholder return of 15.2% resulted in a rank at the 40th percentile versus the comparator group which was the Standard & Poor’s MidCap 400 Index. This percentile ranking resulted in a payout at 80% of target under these awards, which resulted in payouts to the named executive officers at the values shown below. Named Executive Officers Fiscal Year 2016 Performance Share Payouts Mr. Jones $424,854 Mr. Sagehorn $376,191 Mr. Nerenhausen $159,314 Mr. Kimmitt $123,923 Mr. Johnson $123,923 Mr. Szews $0 Ms. Hogan N/A The dollar values in the table represent the closing price of our stock on October 18, 2016, the date of payout for the performance share awards, times the number of shares of Common Stock that the NEO earned, plus accumulated dividends. Mr. Szews’ payout for performance share awards that we granted in fiscal year 2013 relating to performance over fiscal years 2014, 2015 and 2016 (through his retirement date of December 31, 2015) was determined on a pro-rata basis through December 31, 2015. At December 31, 2015, our Company’s TSR over that period was below the 25th percentile, resulting in no payout. Mr. Szews did not hold other performance shares at the time of his retirement. Ms. Hogan did not receve a performance share award in fiscal year 2013 as she was not an employee of our Company at that time. In addition, Ms. Hogan forfeited all unvested performance share awards upon her separation from service. Return on Invested Capital (ROIC) Executives benefit from the performance shares we granted in fiscal year 2016 for which the performance measure is ROIC only if our ROIC results compare favorably to the ROIC peer group we have chosen. The performance goal equals our total net income before extraordinary items, non-recurring gains and losses, discontinued operations and accounting OSHKOSH CORPORATION 2016 Proxy Statement 39

COMPENSATION DISCuSSION AND ANALySIS | Compensation Decisions for Fiscal Year 2016 changes, plus the after-tax cost of interest expense, for the eleven quarters in the period ended June 30, 2018, divided by the sum of total debt plus shareholders’ equity as of the last day of the same calendar quarters and the immediately preceding calendar quarter for the Company. The ROIC performance measure compares our results to the ROIC peer group. Our threshold, target, and maximum performance levels coincide with ROIC results at the 25th, 50th and 75th percentiles, respectively, of the ROIC peer group. We believe the ROIC peer group is representative of the industrial machinery, construction machinery, heavy truck, and defense industries in which our products compete. Accordingly, we believe this focused universe of companies makes the comparison for the ROIC measure reliable, particularly because these companies are likely to have investment needs similar to ours — both to support the maintenance and improvement of their infrastructure and to ensure continued growth. The ROIC peer group for the awards we made in fiscal year 2016 included companies in three distinct Standard Industrial Classification (SIC) industry groupings: 25% Industrial Machinery, 50% Construction/Farm Machinery and Heavy Trucks, and 25% Defense & Aerospace, with annual revenues between approximately one quarter to two times our annual revenue. The companies in this ROIC peer group are listed below. Return on Invested Capital (ROIC) Comparator Group of Companies for Fiscal Year 2016 Performance Shares Industrial Machinery Construction/Farm Machinery and Heavy Trucks Defense & Aerospace Dover Corporation Flowserve Corp. Harsco Corporation Lincoln Electric Holdings Inc. Parker-Hannifin Corporation Pentair plc SPX Corporation Stanley Black & Decker, Inc. The Timken Company Valmont Industries, Inc. AECOM AGCO Corporation Cummins Inc. EMCOR Group Inc. Granite Construction Incorporated Joy Global, Inc. KBR, Inc. Martin Marientta Materials, Inc. MasTec, Inc. Meritor, Inc Navistar International Corporation PACCAR Inc. Terex Corporation The Manitowoc Company, Inc. Titan International Inc. Trinity Industries Inc. Tutor Perini Corporation Vulcan Materials Company WABCO Holdings Inc. Westinghouse Air Brake Technologies Corporation B/E Aerospace Inc. Curtiss-Wright Corporation Harris Corporation Huntington Ingalls Industries, Inc. Orbital ATK, Inc Precision Castparts Corp. Rockwell Collins Inc. Spirit AeroSystems Holding, Inc Textron Inc. Triumph Group, Inc. 40% Restricted stock units The Committee believes restricted stock units (RSUs) are valuable because they tie a portion of the executive’s compensation to stock price appreciation and the vesting period provides a retention incentive. RSUs enable executives to realize value based on the price of our Common Stock on the vesting date, creating a link between executive decision-making and shareholder value. Each RSU grant has a three-year vesting period, with one-third vesting each year. RSUs call for accelerated vesting upon a qualified retirement unless the qualified retirement occurs prior to the first anniversary of the grant date, in which case only a pro-rata portion of the RSUs will vest. Mr. Szews did not receive a grant of RSUs in fiscal year 2016 in light of his impending retirement. However, upon Mr. Szews’ retirement, there was full vesting as to RSUs he held because he was eligible for early retirement. The only other NEO currently eligible for retirement is Mr. Kimmitt. Retirement Benefits We have long offered a variety of plans that provide retirement benefits based on competitive market trends. The retirement plans for the NEOs include a 401(k) plan with company matching contributions, as well as an additional company contribution based on age and base salary. We provide substantially similar 401(k) benefits to the salaried employees in our corporate office and certain business segments. We also offer non-qualified supplemental executive retirement plans OSHKOSH CORPORATION 2016 Proxy Statement 40

COMPENSATION DISCuSSION AND ANALySIS | Retirement Benefits that are available to executives on the recommendation of the Chief Executive Officer and with Committee approval. See “Pension Benefits” for more information regarding our supplemental executive retirement plans and our pension plan. We maintain a qualified defined contribution retirement benefit plan under which we contribute a percentage of base salary for each participant up to Internal Revenue Code limits for such plans based on age. The contributions vary by business segment and employee groups. For the named executive officers, the contributions as a percentage of qualifying wages are as follows: under age 30, 3%; age 30 to 39, 4%; age 40 to 49, 5%; and age 50 and older, 6%. For NEOs and other executives who were eligible to participate in our frozen non-qualified defined benefit supplemental executive retirement plan, we maintain a non-qualified defined contribution supplemental executive retirement plan that provides a percentage of base salary and bonus based on age. The contributions are as follows: under age 45, 10%; age 45 to 50, 12.5%; and over age 50, 15%. This plan was discontinued on December 31, 2012, and no new participants have been added since that date. For newer executive officers, we maintain a restoration, non-qualified defined contribution plan that provides a percentage of base salary and bonus above the Internal Revenue Code retirement plan limits that apply to our broad-based defined contribution retirement plan. The contributions above the Internal Revenue Code limits are as follows: under age 30, 3%; age 30 to 39, 4%; age 40 to 49, 5%; and age 50 and older, 6%. Deferred Compensation Our NEOs are eligible to participate in our Deferred Compensation Plan for Directors and Executive Officers, which is a non-qualified, unfunded retirement savings plan. The Deferred Compensation Plan allows the deferral of base salary and annual cash incentive awards into either an investment program, which pays a guaranteed rate of return based on the prime interest rate plus 1%, or a share program, which mirrors the performance of our Common Stock during the relevant time period, including dividends. Executives also may defer restricted stock grants and performance shares under the Deferred Compensation Plan. See “2016 Non-qualified Deferred Compensation” for more information regarding our deferred compensation plans. Certain Benefits During fiscal year 2016, we provided limited additional personal benefits to certain executive officers. Executive use of our company plane for personal reasons is authorized only in limited and specific circumstances. We provided health and welfare benefit plans to all of our executives under the plans available to most of our employees, including medical, dental, vision, life insurance, and short-and long-term disability coverage. In addition, all of our executives were eligible to receive a comprehensive physical examination. We covered costs of these examinations in fiscal year 2016 and also reimbursed the taxes relating to those services. The named executive officers also may utilize the normal health plan for routine annual physicals as needed. Mr. Kimmitt receives a car allowance due to his extensive travel requirements for his specific role. In addition, we provide a healthcare allowance to offset costs not covered by Mr. Kimmitt’s government healthcare benefits and in lieu of participation in our Company’s healthcare plan. Executive Employment and Other Agreements The only NEO with whom we had an employment agreement during fiscal year 2016 was Mr. Szews. The other named executive officers have agreements under which certain benefits would become payable in the event of a change in control of our Company and subsequent termination of the executive’s employment. Mr. Szews also had a change in control severance agreement; his employment agreement did not provide for benefits in the event of a change in control of our Company. Following his promotion to President and Chief Executive Officer, we entered into a severance agreement with Mr. Jones separate from his change in control agreement. Employment Agreement with Charles Szews We had an employment agreement with Mr. Szews because he held a critical position that was highly visible to the investment community and other outside constituents. The employment agreement contained restrictive and protective covenants, such as an agreement not to compete with us for a certain time had Mr. Szews decided to terminate his employment. The employment agreement terminated when Mr. Szews retired from our Company on December 31, 2015. OSHKOSH CORPORATION 2016 Proxy Statement 41

COMPENSATION DISCuSSION AND ANALySIS | Other Executive Agreements The employment agreement provided that Mr. Szews was entitled to a base salary of a specified amount and the right to participate in all employee benefit plans offered to our other senior executives. If we terminated Mr. Szews’ employment without cause or Mr. Szews terminated his employment for good reason, then, provided he executed a release of claims against us, Mr. Szews generally would have been entitled to receive, in lieu of base salary and bonus for the remaining term of the employment agreement, severance pay in an amount determined pursuant to the terms of the employment agreement. If Mr. Szews was entitled to severance pay, then he was obligated to make himself available to consult with and otherwise assist or provide general advice to our then Chief Executive Officer and to our Board of Directors as they reasonably requested during the two-year period after the date of termination. Severance Agreement with Wilson Jones We have a severance agreement with Mr. Jones. If we terminate Mr. Jones’ employment without cause or Mr. Jones terminates his employment for good reason, then, provided he executes a release of claims, Mr. Jones will be entitled to receive severance compensation approximating two years’ salary and target bonus, together with welfare benefits. See “Potential Payments upon Termination or Change in Control” for more information regarding Mr. Jones’ severance agreement and potential amounts that we may pay under that agreement. Change in Control Agreements We have severance agreements with all named executive officers that would provide each of them with reasonable compensation if their employment is terminated in certain defined circumstances following a change in control of our Company. We entered into these agreements to provide our Company with certain protections — specifically to retain key executives prior to or following a change in control and to ensure key executives consider the best interests of shareholders when making decisions during a potential or actual change in control. The Committee administers the severance agreements and selects executive officers who are eligible for these agreements. In fiscal year 2009, the Committee eliminated the Internal Revenue Code Section 280G tax gross up benefit from payments due under new severance agreements. Although the Committee has since approved amendments to certain severance agreements that our Company had entered into prior to the Committee’s determination, the amendments that the Committee has approved with respect to those severance agreements that provide for a Section 280G tax gross up benefit have been only those necessary to cause such severance agreements to comply with Internal Revenue Code Section 409A. In fiscal year 2016, we entered into a revised agreement with Mr. Jones to increase his severance benefit from two times annual salary and bonus to three times annual salary and bonus and to increase his welfare benefits from two years to three years in the event his employment is terminated after a change in control. Mr. Szews’ severance agreement terminated when he retired from our Company on December 31, 2015. Ms. Hogan’s agreement terminated upon her separation from service which was February 19, 2016. Under the executive severance agreements, after a change in control of our Company, if an executive’s employment is terminated other than by reason of death, disability or for cause, then the executive is entitled to the following: Outplacement, Legal, Continued Welfare Benefits Additional Retirement Benefits Tax Gross-up for “Excess Parachute Payments”(1) Cash Payment Mr. Jones 3x base salary and bonus n/a 3 years No Mr. Sagehorn 3x base salary and bonus Present value pension benefit 3 years Yes Mr. Nerenhausen 2x base salary and bonus n/a 2 years No Mr. Johnson 2x base salary and bonus n/a 2 years No Mr. Kimmitt 3x base salary and bonus Present value pension benefit 3 years Yes Mr. Szews 3x base salary and bonus Present value pension benefit 3 years Yes Ms. Hogan 2x base salary and bonus n/a 2 years No (1) In fiscal 2009, the Committee eliminated the Internal Revenue Code Section 280G tax gross up benefit from payments due under severance agreements for any new agreements after that date. OSHKOSH CORPORATION 2016 Proxy Statement 42

COMPENSATION DISCuSSION AND ANALySIS | Executive Incentive Compensation Recoupment Policy Each executive is also entitled to a cash termination payment and other benefits if the executive terminates employment for good reason, as defined in the severance agreements, after a change in control. The form of agreement to which Messrs. Jones, Nerenhausen and Johnson are, and Ms. Hogan was, a party provides that, to the extent that payments to any of those executives would be considered “excess parachute payments,” the payments will be reduced to a point at which they are no longer considered excess parachute payments, or the executive will receive the full payment and be personally liable for the excise tax, whichever produces the larger after-tax benefit to the executive. The Committee has approved severance agreements for other officers with terms that are not as favorable to those officers (among other things, by providing for a maximum of one times base salary and bonus), and the Committee carefully selects the appropriate agreement for a given executive after considering market conditions and other relevant circumstances in each case. See “Potential Payments upon Termination or Change in Control” for more information regarding these severance agreements and potential amounts under them to our NEOs. Executive Incentive Compensation Recoupment Policy In September 2011, the Committee adopted the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy, which is also known as a “clawback policy”. The policy applies to all non-equity incentive compensation and equity awards granted on or after September 30, 2011. Under the policy, if we must prepare an accounting restatement relating to our publicly-reported consolidated financial statements due to our material noncompliance with financial reporting requirements under U.S. federal securities laws, then our Company will have the right, to the extent permitted by law, to take appropriate action to recoup all or part of any incentive award actually paid to a covered executive if the amount of money or number of shares paid to the executive was expressly based on the achievement of financial results that were subject to the restatement and the executive would have been paid a lower amount or number of shares based on the financial results after the restatement. Stock Ownership Guidelines for Executive Officers The Committee has adopted executive officer stock ownership guidelines to align our executives’ interests with those of shareholders. The Committee requires executives to attain stock ownership at the following levels: Chief Executive Officer Five Times Annual Base Salary Chief Financial Officer Four Times Annual Base Salary Executive Vice Presidents Three Times Annual Base Salary It is the Committee’s policy that each NEO must achieve the required level of stock ownership within five years of becoming a NEO. Stock ownership includes stock that is not restricted in any way and the value of exercisable “in-the-money” stock options, based upon the market price of our Common Stock, the exercise price, and taxes the officer would pay on exercise. An executive who does not meet the ownership guidelines within the requisite timeframe will not receive approval to sell shares or to exercise options unless the net proceeds of that transaction are reinvested in Common Stock. As of December 1, 2016, all NEOs have exceeded their respective stock ownership requirements. We prohibit senior management from entering into certain transactions for their individual accounts that include hedging or pledging our Company securities and trading in puts, calls or other derivative securities relating to our Company’s securities. Tax Treatment of Compensation Section 162(m) of the Internal Revenue Code limits our income tax deduction for compensation that exceeds $1,000,000 paid in any taxable year to certain executive officers, unless such compensation falls within certain exceptions. The Committee uses its best efforts to cause any compensation paid to executive officers in excess of this dollar limit to qualify for such exceptions. The Committee views the tax deductibility of executive compensation as one of the many factors to be considered in the context of its overall compensation objectives. OSHKOSH CORPORATION 2016 Proxy Statement 43

COMPENSATION DISCuSSION AND ANALySIS | Human Resources Committee Report Relation of Our Compensation Policies and Procedures to Risk Management Our senior management conducted a comprehensive risk assessment of each of our material compensation programs to evaluate the levels of risk-taking that each of those programs could potentially encourage. Management then presented this risk assessment to the Committee. After reviewing management’s risk assessment, the Committee determined that our compensation programs effectively create a proper balance between appropriate risk-taking and competitive compensation. Based on the Committee’s determination, we believe our compensation programs do not create risks that are reasonably likely to have a material adverse effect on our Company. Conclusion Our compensation program for fiscal year 2016 achieved its objective of tying pay to performance. Company performance was generally in line with our expectations, and incentive pay was paid out accordingly. To prudently manage our compensation expense, we generally targeted compensation close to the 50th percentile of the compensation databases that we use. We believe our executive compensation programs position us to compete effectively when recruiting, selecting, and seeking to retain key executives. The Committee believes that executive retention is even more critical to keep this high-performing team in place, particularly as alternative employment opportunities become more frequently available and our executives continue to be a prime target of certain executive search firms. Human Resources Committee Report The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by item 402(b) of Regulation S-K with management. Based on such review and discussions, the Human Resources Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. » Peter B. Hamilton, Chair » Kimberley Metcalf-Kupres (Appointed May 10, 2016) » Steven C. Mizell » Stephen D. Newlin » William S. Wallace » Richard M. Donnelly (Alternate Member) OSHKOSH CORPORATION 2016 Proxy Statement 44

COMPENSATION TAbLES | Compensation Tables The following tables relate to the compensation of the Chief Executive Officer, our retired Chief Executive Officer, the Chief Financial Officer, the three other most highly compensated executive officers during fiscal year 2016 and our former Executive Vice President and Chief Human Resources Officer, who are referred to as the Named Executive Officers. 2016 Summary Compensation Table (1) We are not including information for Mr. Nerenhausen and Mr. Kimmitt for prior fiscal years because they were not named executive officers during these periods. We are not including information for Mr. Johnson for fiscal year 2014 because he was not a named executive officer during that year. (2) Amounts in these columns are based on the aggregate grant date fair value of awards to our named executive officers under our 2009 Incentive Stock and Awards Plan rather than actual amounts paid to these officers or amounts the officers actually realized or will realize as a result of these awards. We computed the aggregate grant date fair value of these awards in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (“FASB ASC Topic 718”), except that, for awards that are subject to performance conditions, we reported the value at the grant date based upon the probable outcome of such conditions. We based the fair value of all stock awards on the market price of the underlying OSHKOSH CORPORATION 2016 Proxy Statement 45 Change in Pension Value and Non-Qualified Non-Deferred Stock Option Equity Incentive CompensationAll Other FiscalAwardsAwardsPlanEarningsCompensation Year SalaryBonus($) ($) Compensation($)($) Name and Principal Position(1)($)($)(2)(2)($)(3)(4)(5)(6) Total ($) Wilson R. Jones,2016 946,708 —3,151,718 1,350,048 1,205,389 147,326 330,632 President and Chief Executive Officer 2015 654,033 ———141,402 56,432 141,562 2014 629,232 —1,225,673 525,408 541,515 145,111 198,858 7,131,821 993,429 3,265,797 David M. Sagehorn,2016 672,433 —1,086,855 465,024 591,136 323,696 203,048 Executive Vice President and Chief Financial Officer 2015 628,486 ———135,879 117,957 163,150 2014 609,237 —1,086,922 465,205 523,382 444,195 165,518 3,342,192 1,045,472 3,294,459 Frank R. Nerenhausen,2016 487,524 —492,080 210,000 227,089 236,907 136,109 Executive Vice President, President, Access Equipment segment 1,789,709 Joseph H. Kimmitt,2016 476,365 —358,718 153,216 335,215 150,001 147,135 Executive Vice President, Government Operations and Industry Relations 1,620,650 James W. Johnson,2016 384,146 —358,718 153,216 379,267 25,390 160,442 Executive Vice President, President, Fire & Emergency2015341,706———305,143 9,107 90,608 segment 1,461,179 746,564 Charles L. Szews,2016 361,582 —————241,511 Chief Executive Officer (retired) 2015 1,105,578 ———398,450 398,208 250,844 2014 1,066,539 —2,100,565 1,400,246 1,522,472 892,973 413,104 603,093 2,153,080 7,395,899 Janet L. Hogan,2016 197,345 —368,381 157,584 ——785,194 Former Executive Vice President and Chief Human Resources2015 418,991 ———72,485 —170,317 Officer 2014 134,039 75,000 1,105,482 239,355 108,808 —56,561 1,508,504 661,793 1,719,245

COMPENSATION TAbLES | shares awarded on the date of grant (which considers the value of dividends that the holder of restricted stock units is entitled to receive). We calculated the fair value of option awards using a Black-Scholes valuation model. Note 15 to our audited consolidated financial statements for the fiscal year ended September 30, 2016, included in our Annual Report on Form 10-K filed with the SEC on November 22, 2016, includes the assumptions we used to calculate these amounts. In fiscal year 2015, the Committee moved the annual equity award grant date from September to November (fiscal year 2016) which crossed over fiscal years. This was done to align the equity grant to the same time at which the Committee approves all other compensation elements (base salary and annual incentives). As a result, we did not grant equity awards in fiscal year 2015. We have granted performance shares that vest at the end of the third fiscal year following the grant date to certain of our named executive officers. Our named executive officers earn shares under performance share awards only if our total shareholder return and return on invested capital results over the three-year performance period compare favorably to those of a comparator group of companies. Potential payouts range from 0% to 200% of the target amounts for these awards. Amounts in this column relating to the performance share awards are the value at the grant date, consistent with the estimate of the aggregate compensation cost to be recognized over the service period in accordance with FASB ASC Topic 718, determined using a Monte Carlo simulation model for relative TSR and fair market value on the grant date for relative ROIC. Assuming performance at the highest level, the aggregate values of the performance share awards during fiscal year 2016 at the date of grant for each of our named executive officers (based on the maximum number of shares that an officer could earn under an award and our stock price on the date of the grant) were as follows: $2,383,248 for Mr. Jones, $822,096 for Mr. Sagehorn, $373,680 for Mr. Nerenhausen, $271,956 for Mr. Kimmitt, $271,956 for Mr. Johnson, $0 for Mr. Szews and $278,184 for Ms. Hogan. (3) The amounts in this column reflect the change in actuarial present value from the prior year of the named executive officer’s benefits under our applicable retirement plans determined using the assumptions set forth in footnote (1) to the Pension Benefits Table below. As we discuss more fully elsewhere, we froze benefits under both our qualified and non-qualified defined benefit plans effective December 31, 2012, and now provide benefits under new, qualified and non-qualified defined contribution plans. (4) The amounts shown in this column include benefits earned in fiscal year 2016 under the Defined Contribution Executive Retirement Plan of $300,266 for Mr. Jones, $178,111 for Mr. Sagehorn, $112,259 for Mr. Nerenhausen, $114,739 for Mr. Kimmitt, $138,068 for Mr. Johnson, $42,170 for Mr. Szews, and $6,099 for Ms. Hogan. (5) We made fiscal year 2016 contributions to the qualified defined contribution retirement benefit plan of $15,900 to Messrs. Jones, Sagehorn, Nerenhausen and Kimmitt and $16,699 to Mr. Johnson. The amount for fiscal year 2016 in this column for Mr. Szews includes a payout of $193,957 which represents his earned, unused paid-time off balance. The amount for fiscal year 2016 in this column for Ms. Hogan includes a payout of $61,762 which represents her earned, unused paid-time off balance and a separation from service payment of $696,000. (6) In fiscal year 2016 we paid $3,044 to Mr. Jones, $249 to Mr. Sagehorn, $867 to Mr. Johnson, $1,087 to Mr. Szews and $4,832 to Ms. Hogan to reimburse them for taxes they incurred on perquisites. 2016 Grants of Plan Based Awards Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1) Estimated Future Payouts Under Equity Incentive Plan Awards (2) All Other Option Awards: Number of Securities Underlying Options (#) All Other Stock Awards: Number of Shares of Stock or Units (#) Grant Date Fair Value of Stock and Awards ($)(3) Exercise or Base Price of Awards ($/Sh) Grant Date Threshold ($) Target ($) Maximum ($) Threshold (#) Target (#) Maximum (#) Name Wilson R. Jones 11/12/2015 526,011 1,052,021 2,104,042 14,350 28,700 57,400 43,375 100,450 41.52 4,501,766 David M. Sagehorn 11/12/2015 244,670 489,341 978,681 4,950 9,900 19,800 14,950 34,600 41.52 1,551,879 frank R. Nerenhausen 11/12/2015 144,240 288,480 576,960 2,250 4,500 9,000 6,750 15,625 41.52 702,080 Joseph H. Kimmitt 11/12/2015 138,662 277,325 554,650 1,638 3,275 6,550 4,925 11,400 41.52 511,934 James W. Johnson 11/12/2015 113,654 227,308 454,616 1,638 3,275 6,550 4,925 11,400 41.52 511,934 Charles L. Szews 11/12/2015 — — — — — — — — — — Janet L. Hogan 11/12/2015 130,491 260,982 521,964 1,675 3,350 6,700 5,075 11,725 41.52 525,965 (1) The amounts shown represent the threshold, target and maximum awards that each of our named executive officers could have earned under our annual cash incentive plan for fiscal year 2016, as we describe more fully under “Compensation Discussion and OSHKOSH CORPORATION 2016 Proxy Statement 46

COMPENSATION TAbLES | Analysis — Annual Cash Incentive Awards.” The amount that each named executive officer earned for fiscal year 2016 under these awards based on our actual performance for fiscal year 2016 appears in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. (2) The amounts shown represent the threshold, target and maximum payouts under performance share awards that we awarded in fiscal year 2016 to the named executive officers under our 2009 Incentive Stock and Awards Plan as we describe more fully under “Compensation Discussion & Analysis - Equity-based Long-term Incentive Awards - Performance Share Awards.” Achievement of the threshold amount requires relative total shareholder return (TSR) and relative return on invested capital (ROIC) at or above the 25th percentile as compared to their respective comparator groups over a three year TSR performance period or an 11 quarter ROIC performance period. Payments are pro-rated for performance between the 25th and 75th percentiles. The awards are subject to a payout cap equal to 400% of the aggregate value of the number of shares that the participant would have received for performance at the 50th percentile determined based on our share price on the date of the award of performance shares. We pay the awards that executives earn, including a pro-rata amount upon a qualifying retirement, in shares of our Common Stock on a one-for-one basis and include credit for any dividends our Board approves during the performance period. However, we do not pay dividends or dividend equivalents with respect to unearned performance share awards. (3) The dollar amount includes the grant date fair value of the stock options that we granted in fiscal year 2016 calculated in accordance with FASB ASC Topic 718. Amounts relating to the relative TSR performance share awards are based on valuations under a Monte Carlo simulation. Amounts relating to the relative ROIC performance share awards are based on fair market value on the grant date. OSHKOSH CORPORATION 2016 Proxy Statement 47

COMPENSATION TAbLES | Outstanding Equity Awards at 2016 Fiscal Year End Option Awards Stock Awards Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)(6)(7) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (6)(7) Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Market Value of Shares or Units of Stock That Have Not Vested ($) (4)(5) Number of Securities Underlying Unexercised Options — Unexercisable (#) (1)(2)(3) Number of Number of Securities Underlying Unexercised Options — Exercisable (#) Shares or Units of Stock That Option Exercise Price ($) Option Expiration Date (1)(2) Have Not Vested (#) (4) Name Wilson R. Jones 10,000 40,000 15,000 35,000 47,000 19,400 20,800 54.63 12.04 28.73 19.24 28.96 47.33 46.94 41.52 10/17/17 10/16/18 09/20/17 09/19/18 09/17/19 09/16/20 09/15/21 11/12/22 49,269 2,759,064 60,275 3,375,400 10,400 100,450 David M. Sagehorn 12,800 61,500 45,000 17,200 18,416 54.63 19.24 28.96 47.33 46.94 41.52 10/17/17 09/19/18 09/17/19 09/16/20 09/15/21 11/12/22 19,763 1,106,728 31,200 1,747,200 9,209 34,600 frank R. Nerenhausen 3,000 20,000 20,000 7,200 7,733 54.63 28.73 28.96 47.33 46.94 41.52 10/17/17 09/20/17 09/17/19 09/16/20 09/15/21 11/12/22 8,778 491,568 13,600 761,600 3,867 15,625 Joseph H. Kimmitt 18,400 29,322 23,000 14,000 5,600 6,066 54.63 28.73 19.24 28.96 47.33 46.94 41.52 10/17/17 09/20/17 09/19/18 09/17/19 09/16/20 09/15/21 11/12/22 6,508 364,448 10,300 576,800 3,034 11,400 James W. Johnson 4,667 5,600 6,066 28.96 47.33 46.94 41.52 09/17/19 09/16/20 09/15/21 11/12/22 6,508 364,448 10,300 576,800 3,034 11,400 OSHKOSH CORPORATION 2016 Proxy Statement 48

COMPENSATION TAbLES | Option Awards Stock Awards Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)(6)(7) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (6)(7) Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Market Value of Shares or Units of Stock That Have Not Vested ($) (4)(5) Number of Securities Underlying Unexercised Options — Unexercisable (#) (1)(2)(3) Number of Shares or Units of Stock That Have Not Vested (#) (4) Number of Securities Underlying Unexercised Options — Exercisable (#) Option Exercise Price ($) Option Expiration Date (1)(2) Name Charles L. Szews 52,200 55,300 83,150 54.63 47.33 46.94 10/17/17 12/31/18 12/31/18 — — — — Janet L. Hogan(8) — — — — (1) The options that expire on October 17, 2017 and October 16, 2018, have a duration of ten years and one month from the date of grant and vest ratably over a three-year period beginning on the first anniversary of the grant date. (2) All options that expire on or after September 14, 2016, other than those described in footnote (1) above, have a duration of seven years from the date of grant and vested (or will vest) ratably over a three-year period beginning on the first anniversary of the grant date. (3) All options become fully vested upon termination of employment as a result of death, disability or retirement and must be exercised within 3 years of such event. Retirement means a participant’s termination of employment at a time that the participant is at least age 55 and has completed at least five (5) years of continuous service with our Company. Mr. Szews retired effective December 31, 2015, which caused acceleration of vesting of his options that were not vested as of December 31, 2015. (4) The vesting dates for all restricted stock units that our NEOs held at September 30, 2016, are as follows: Name Vesting Date No. of Units Wilson R. Jones 11/12/2016 09/15/2017 11/12/2017 11/12/2018 14,711 5,136 14,711 14,711 David M. Sagehorn 11/12/2016 09/15/2017 11/12/2017 11/12/2018 5,070 4,552 5,070 5,071 frank R. Nerenhausen 11/12/2016 09/15/2017 11/12/2017 11/12/2018 2,289 1,910 2,289 2,290 Joseph H. Kimmitt 11/12/2016 09/15/2017 11/12/2017 11/12/2018 1,669 1,497 1,671 1,671 James W. Johnson 11/12/2016 09/15/2017 11/12/2017 11/12/2018 1,669 1,497 1,671 1,671 (5) We used the closing price of our Common Stock of $56.00 on September 30, 2016, to calculate the value of unvested units. OSHKOSH CORPORATION 2016 Proxy Statement 49

COMPENSATION TAbLES | (6) The vesting dates for all performance shares that our named executive officers held at September 30, 2016, are as follows: Vesting Date of Performance Shares TSR 9/30/17 TSR 9/30/18 ROIC 9/30/18 Name Wilson R. Jones 19,150 24,850 16,275 David M. Sagehorn 17,000 8,600 5,600 frank R. Nerenhausen 7,150 3,900 2,550 Joseph H. Kimmitt 5,600 2,850 1,850 James W. Johnson 5,600 2,850 1,850 (7) The number and value of performance shares reflected in the above table (and in note (6)) assume performance at the maximum level for the 9/30/17 and 9/30/18 TSR awards and target level for the 9/30/18 ROIC award. (8) Ms. Hogan was not retirement eligible on her date of separation from service, therefore, all unvested equity awards were fully forfeited. 2016 Option Exercises and Stock Vested Option Awards Stock Awards Number of Shares Acquired on Exercise (#) Number of Shares Acquired on Vesting (#)(1) Value Realized on Exercise ($) Value Realized on Vesting ($)(1)(2) Name Wilson R. Jones 2,000 10,200 17,968 1,006,568 David M. Sagehorn 49,495 1,116,776 15,911 891,313 frank R. Nerenhausen — — 6,705 375,609 Joseph H. Kimmitt 53,378 892,799 5,234 293,225 James W. Johnson — — 5,234 293,225 Charles L. Szews 234,134 3,957,730 45,364 1,770,989 Janet L. Hogan 3,125 6,563 — — (1) Under the terms of Mr. Szews’ restricted stock units, Mr. Szews received 45,364 shares of Common Stock which fully vested on his retirement date (43,934 of these shares represent the awards that vested in fiscal 2016 and 1,430 shares represent dividend equivalents on those vested shares). These shares were paid out six months following his separation from service with our company. (2) Reflects the amount calculated by multiplying the number of shares of restricted stock units and performance shares vested by the closing market price of our Common Stock on the vesting date. 2016 Pension Benefits The table below sets forth the number of years of credited service and the present value of accumulated benefits and payments during fiscal year 2016 under the Oshkosh Corporation Retirement Plan and the Oshkosh Corporation Executive Retirement Plan for each named executive officer who participates in such plans. Present Value of Accumulated Benefit ($) (2) Number of Years of Credited Service (#) (1) Payments During Last Fiscal Year ($) Name Plan Name Wilson R. Jones Retirement Plan Executive Retirement Plan 8 5 284,148 695,120 — — David M. Sagehorn Retirement Plan Executive Retirement Plan 13 9 417,689 1,529,085 — — OSHKOSH CORPORATION 2016 Proxy Statement 50

COMPENSATION TAbLES | Present Value of Accumulated Benefit ($) (2) Number of Years of Credited Service (#) (1) Payments During Last Fiscal Year ($) Name Plan Name frank R. Nerenhausen Retirement Plan Executive Retirement Plan 27 3 568,750 839,774 — — Joseph H. Kimmitt Retirement Plan Executive Retirement Plan 12 11 672,092 1,438,696 — — James W. Johnson Retirement Plan Executive Retirement Plan 3 3 105,014 43,108 — — Charles L. Szews Retirement Plan Executive Retirement Plan — — — — Janet L. Hogan Retirement Plan Executive Retirement Plan — — — — (1) Years of credited service under the Retirement Plan are based on the executive working one thousand hours during the plan year (i.e., March 1 — February 28). Years of credited service under the Executive Retirement Plan are based on completed years and months of employment with us, and vesting under the Executive Retirement Plan is based on completed years of employment as an executive officer. Participants do not accrue additional years of credited service under the Retirement Plan or the Executive Retirement Plan after December 31, 2012, but vesting service continues under both plans. (2) The actuarial values of the accumulated plan benefits for the Retirement Plan and the Executive Retirement Plan were calculated using the unit credit valuation method and the following assumptions, among others: that the participants retire at their first unreduced retirement age of 62; that the benefit calculation date is September 30, 2016, consistent with our accounting measurement date for financial statement reporting purposes; a discount rate of 3.60%; a post-retirement mortality assumption based on the RP-2014 table with MP-2015 mortality improvement scale using a generational projection; final average pay based on current average pay, without projection; payment in the form of a single life annuity; that the Retirement Plan benefit accrued ratably over the participant’s years of service up to December 31, 2012, the date benefits were frozen; and that the Executive Retirement Plan benefit accrued ratably over the first 20 years from the date of hire up to December 31, 2012, the date benefits were frozen, and vested (or will vest) 20% per year from years 5 to 10 beginning when the employee became an officer. Oshkosh Corporation Retirement Plan — Under the Retirement Plan, a salaried employee is entitled to receive upon retirement at age 65 a monthly benefit equal to 50% of average monthly compensation less 45% of the primary social security benefit payable at age 65, reduced by 1/30th for each benefit accrual year of service less than 30, or certain actuarially equivalent benefits. Average monthly compensation is based on the average of the five highest consecutive years of base salary (subject to a maximum established pursuant to IRS regulations) prior to the participant’s normal retirement age or other date of termination. One thousand hours constitute a year of service. As of March 1, 1994, IRS regulations lowered the maximum amount of compensation allowed to be included in benefit calculations from $235,840 to $150,000. This amount was increased to $160,000 as of March 1, 1997, $170,000 as of January 1, 2000, $200,000 as of January 1, 2002, $205,000 as of January 1, 2004, $210,000 as of January 1, 2005, $220,000 as of January 1, 2006, $225,000 as of January 1, 2007, $230,000 as of January 1, 2008, $245,000 as of January 1, 2009 and $250,000 as of January 1, 2012. Accrued benefits calculated as of February 28, 1994 at the higher limit have been grandfathered. An employee who has reached the age of 55 with a minimum of five years of service may retire and begin to receive the actuarial equivalent of his or her pension benefits. The pension benefits payable to such an employee are equal to 50% of the pension benefits that would have been payable had the employee remained employed with us until age 65. The percentage paid increases for each year of continued service with us between the date on which the employee reaches age 55 and the date on which the employee reaches age 65. The spouse of an employee who dies after becoming eligible for early retirement is entitled to a monthly benefit equivalent to 50% of the amount of the life annuity that would have been payable to a participant at normal retirement age. As of September 30, 2015, Mr. Szews was the only named executive officer eligible for retirement under the Retirement Plan. Benefits under the Retirement Plan were frozen effective December 31, 2012; we now provide benefits under a new, qualified defined contribution plan. Oshkosh Corporation Executive Retirement Plan — Under the Executive Retirement Plan, certain of our officers, including the named executive officers, are entitled to receive upon retirement a monthly benefit equal to 24% of their average monthly compensation at age 55, increasing to 40% of average monthly compensation at age 62, in each case prorated if the OSHKOSH CORPORATION 2016 Proxy Statement 51

COMPENSATION TAbLES | executive has less than 20 years of service at retirement. This amount is reduced by the amount of any pension payable by us under the Retirement Plan, the annuity value of the executive’s 401(k) plan match, and 50% of the executive’s social security benefit. Average monthly compensation is based on the average of the executive’s compensation (base salary plus bonus) for the highest five years of pay (not necessarily consecutive) in the last ten years of credited service. The spouse of an executive who dies after becoming eligible for early retirement is entitled to receive 50% of the Executive Retirement Plan benefit that would have been payable to the executive. As of September 30, 2015, Mr. Szews was the only named executive officer eligible for early retirement under the Executive Retirement Plan. Benefits under the Executive Retirement Plan were frozen effective December 31, 2012; we now provide benefits under a new, non-qualified defined contribution plan. 2016 Non-Qualified Deferred Compensation Aggregate Balance at Last Fiscal Year End ($) (4) Aggregate Earnings in Last Fiscal Year ($) (2) Aggregate Withdrawals/ Distributions ($) (3) Registrant Contributions in Last Fiscal Year ($) (1) Executive Contributions in Last Fiscal Year ($) Name Wilson R. Jones David M. Sagehorn Frank R. Nerenhausen Joseph H. Kimmitt James W. Johnson Charles L. Szews Janet L. Hogan — — 300,266 178,111 55,819 39,528 — — 852,977 660,856 — — — — — 112,259 114,739 138,068 1,757,353 — 30,792 31,119 23,714 1,025,560 1,846 — — — (5,420,188) — 408,698 465,931 361,106 — 21,079 (1) The amount shown in this column for Mr. Szews includes $1,175,183 reflecting the value on the vesting date of 43,934 shares of Common Stock that were payable in respect of restricted stock units that vested in fiscal year 2016. Under the terms of Mr. Szews’ restricted stock units, Mr. Szews received the shares six months following his separation from service with our Company. This amount is not included in the Summary Compensation Table for fiscal year 2016, but the award of these restricted stock units was reflected in the Summary Compensation Table for fiscal year 2014 in the amount of $700,157. The remaining amounts shown in this column represent benefits earned under the Defined Contribution Executive Retirement Plan, which amounts also appear in the “All Other Compensation” column in the 2016 Summary Compensation Table. (2) The amounts shown in this column represent earnings in fiscal year 2016 that are neither above market nor preferential. Accordingly, the amounts are not included in the Summary Compensation Table for fiscal year 2016. With respect to Mr. Szews’ restricted stock units, the earnings reflect the change in the market value of the shares of Common Stock that he is entitled to receive in respect of such restricted stock units, together with dividends on those shares. (3) Mr. Szews received payment for all deferred compensation six months following his separation from service with our Company. (4) The amount shown in this column in excess of the sum of the amounts from the preceding columns includes $488,997 for Mr. Jones, $441,054 for Mr. Sagehorn, $99,940 for Mr. Nerenhausen, and $66,408 for Mr. Johnson that was previously reported in the Summary Compensation Table for years prior to fiscal year 2016. We have not previously reported any deferred compensation amounts for Mr. Kimmitt or for Ms. Hogan in our Summary Compensation Table for the years prior to fiscal year 2016. Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers — Under the Deferred Compensation Plan, each participating named executive officer may defer up to 65% of base salary for the plan year, up to 85% of annual incentive compensation payable in the plan year for services and performance during the preceding plan year, and up to 100% of any share-based long-term incentives. An executive participating in the Deferred Compensation Plan may elect to have deferrals credited to a fixed-income investment account or a stock account. Deferrals credited to a fixed-income investment account earn interest at the prime rate as published in The Wall Street Journal on the last business day of the immediately preceding plan year quarter, plus 1%. Deferrals credited to a stock account are treated as though invested in our Common Stock. Any dividends earned on our Common Stock are reinvested in each executive’s stock account. Payments from the Deferred Compensation Plan may be made in a lump sum or in annual installments for up to ten years, at the election of the executive. Payments generally commence six months after the executive’s separation from service with us. However, in the event of a change in control, as defined in the Deferred Compensation Plan, we will pay out the accounts of all executives in a single lump sum cash payment. OSHKOSH CORPORATION 2016 Proxy Statement 52

COMPENSATION TAbLES | Oshkosh Corporation Defined Contribution Executive Retirement Plan — Under our non-qualified Defined Contribution Executive Retirement Plan, certain of our officers, including the named executive officers, are entitled to receive, upon separation from service, cash distributions of either a single lump sum payment or annual installments over a period of two to ten years, as elected by the participant, equal to the vested balance of the participant’s account. A participant’s account balance is equal to the sum of annual benefit credits made to the account, adjusted for returns based on the hypothetical investment experience of the selected investment option. For any participant in our Executive Retirement Plan on December 31, 2012, the annual benefit credits are equal to a percentage of the participant’s annual base pay and bonus. The percentage of compensation earned is 10% for participants age 44 or below; 12.5% for participants age 45 to 50; and 15% for participants age 51 or above. For individuals who became participants in our Executive Retirement Plan after December 31, 2012, the annual benefit credit is equal to the excess of the employer non-elective contribution under our tax-qualified Oshkosh Corporation and Affiliates Tax Deferred Investment Plan that would have been made for the applicable year but for the effect of the limitations imposed by Section 401(a)(17) or Section 415 of the Internal Revenue Code, over the amount of the contribution actually made. Effective June 1, 2014, all participants are immediately 100% vested. Each participant’s accumulated benefits change based on the hypothetical investment experience of the selected investment option. Available hypothetical investment options generally are the same as the investment options available under our tax-qualified defined contribution retirement plan. Potential Payments On Termination Or Change In Control The following tables disclose potential payments and benefits to which our NEOs would be entitled upon a termination of employment or a change in control of our Company. We list the estimated amount of compensation payable to each of our NEOs in each situation in the tables below assuming that the termination or change in control occurred at September 30, 2016, and that our Common Stock had a value per share of $56.00, which was the closing market price on September 30, 2016. For Mr. Szews and Ms. Hogan, we disclosed payments and benefits to which they were entitled using actual separation from service dates of December 31, 2015 and February 19, 2016, respectively. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control, and likely would vary from the estimated amounts in the tables below. Descriptions of the circumstances that would trigger payments or benefits to our named executive officers, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits, and other material factors regarding such agreements and plans, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables. Refer to the Pension Benefits table above for the present value of amounts that our named executive officers would receive upon retirement absent a change in control of our Company. Change in Control Involuntary Termination Without Cause or for Good Reason ($) and Termination Without Cause or for Good Reason ($) Change in Control ($) Death ($) Disability ($) Retirement ($) Wilson R. Jones Triggered Payouts Cash Termination Payment Continued Life, Hospitalization, Medical and Dental Insurance Coverage Outplacement Services Legal and Accounting Advisor Services Unvested Stock Options Unvested Performance Shares Unvested Restricted Stock and Restricted Stock Units Unearned Annual Cash Incentive Awards Executive Retirement Plan Benefits Additional Change in Control Retirement Benefits Excise Tax Gross Up Payment 2,000,000 3,688,566 34,082 51,123 150,000 10,000 1,454,516 2,957,192 1,454,516 1,176,290 1,454,516 1,176,290 1,454,516 2,957,192 2,759,064 2,759,064 2,759,064 1,052,021 2,759,064 1,052,021 162,212 Total Pre-tax Benefit 5,389,870 5,389,870 2,034,082 8,222,793 12,284,694 OSHKOSH CORPORATION 2016 Proxy Statement 53

COMPENSATION TAbLES | Change in Control and Termination Without Cause or for Good Reason ($) Involuntary Termination Without Cause or for Good Reason ($) Change in Control ($) Death ($) Disability ($) Retirement ($) David M. Sagehorn Triggered Payouts Cash Termination Payment Continued Life, Hospitalization, Medical and Dental Insurance Coverage Outplacement Services Legal and Accounting Advisor Services Unvested Stock Options Unvested Performance Shares Unvested Restricted Stock and Restricted Stock Units Unearned Annual Cash Incentive Awards Executive Retirement Plan Benefits Additional Change in Control Retirement Benefits Excise Tax Gross Up Payment 4,469,829 51,795 97,868 10,000 501,008 1,475,040 501,008 708,729 501,008 708,729 501,008 1,475,040 1,106,728 1,106,728 1,106,728 489,341 1,475,040 489,341 391,313 Total Pre-tax Benefit 2,316,465 2,316,465 3,572,117 8,592,922 Change in Control and Termination Without Cause or for Good Reason ($) Involuntary Termination Without Cause or for Good Reason ($) Change in Control ($) Death ($) Disability ($) Retirement ($) Frank R. Nerenhausen Triggered Payouts Cash Termination Payment Continued Life, Hospitalization, Medical and Dental Insurance Coverage Outplacement Services Legal and Accounting Advisor Services Unvested Stock Options Unvested Performance Shares Unvested Restricted Stock and Restricted Stock Units Unearned Annual Cash Incentive Awards Executive Retirement Plan Benefits Additional Change in Control Retirement Benefits Excise Tax Gross Up Payment 1,944,332 34,530 72,120 5,000 226,250 644,952 226,250 305,250 226,250 305,250 226,250 644,952 491,568 491,568 491,568 288,480 491,568 288,480 495,975 Total Pre-tax Benefit 1,023,068 1,023,068 1,651,250 4,203,207 OSHKOSH CORPORATION 2016 Proxy Statement 54

COMPENSATION TAbLES | Change in Control and Termination Without Cause or for Good Reason ($) Involuntary Termination Without Cause or for Good Reason ($) Change in Control ($) Death ($) Disability ($) Retirement ($) Joseph H. Kimmitt Triggered Payouts Cash Termination Payment Continued Life, Hospitalization, Medical and Dental Insurance Coverage Outplacement Services Legal and Accounting Advisor Services Unvested Stock Options Unvested Performance Shares Unvested Restricted Stock and Restricted Stock Units Unearned Annual Cash Incentive Awards Executive Retirement Plan Benefits Additional Change in Control Retirement Benefits Excise Tax Gross Up Payment 2,818,812 1,786 69,331 10,000 165,072 487,088 165,072 233,812 165,072 233,812 165,072 233,812 165,072 487,088 364,448 364,448 364,448 364,448 277,325 364,448 277,325 Total Pre-tax Benefit 763,332 763,332 763,332 1,293,933 4,188,862 Change in Control and Termination Without Cause or for Good Reason ($) Involuntary Termination Without Cause or for Good Reason ($) Change in Control ($) Death ($) Disability ($) Retirement ($) James W. Johnson Triggered Payouts Cash Termination Payment Continued Life, Hospitalization, Medical and Dental Insurance Coverage Outplacement Services Legal and Accounting Advisor Services Unvested Stock Options Unvested Performance Shares Unvested Restricted Stock and Restricted Stock Units Unearned Annual Cash Incentive Awards Executive Retirement Plan Benefits Additional Change in Control Retirement Benefits Excise Tax Gross Up Payment 1,429,436 34,082 56,827 5,000 165,072 487,088 165,072 233,812 165,072 233,812 165,072 487,088 364,448 364,448 364,448 227,308 364,448 227,308 25,143 Total Pre-tax Benefit 763,332 763,332 1,243,916 2,794,404 OSHKOSH CORPORATION 2016 Proxy Statement 55

COMPENSATION TAbLES | Change in Control and Termination Without Cause or for Good Reason ($) Involuntary Termination Without Cause or for Good Reason ($) Change in Control ($) Death ($) Disability ($) Retirement ($) Charles L. Szews Triggered Payouts Cash Termination Payment Continued Life, Hospitalization, Medical and Dental Insurance Coverage Outplacement Services Legal and Accounting Advisor Services Unvested Stock Options Unvested Performance Shares Unvested Restricted Stock and Restricted Stock Units Unearned Annual Cash Incentive Awards Executive Retirement Plan Benefits Additional Change in Control Retirement Benefits Excise Tax Gross Up Payment 3,656,098 Total Pre-tax Benefit 3,656,098 Change in Control and Termination Without Cause or for Good Reason ($) Involuntary Termination Without Cause or for Good Reason ($) Change in Control ($) Death ($) Disability ($) Retirement ($) Janet L. Hogan Triggered Payouts Cash Termination Payment Continued Life, Hospitalization, Medical and Dental Insurance Coverage Outplacement Services Legal and Accounting Advisor Services Unvested Stock Options Unvested Performance Shares Unvested Restricted Stock and Restricted Stock Units Unearned Annual Cash Incentive Awards Executive Retirement Plan Benefits Additional Change in Control Retirement Benefits Excise Tax Gross Up Payment 435,000 9,256 261,000 Total Pre-tax Benefit 705,256 OSHKOSH CORPORATION 2016 Proxy Statement 56

COMPENSATION AGREEMENTS | Severance Agreement We have a severance agreement with Mr. Jones. If we terminate Mr. Jones’ employment without cause or Mr. Jones terminates his employment for good reason, then, provided he executes a release of claims against us, Mr. Jones will be entitled to receive severance compensation approximating two years’ salary and bonus, together with welfare benefits. Change In Control Agreements We currently have in effect Key Executive Employment and Severance Agreements, or KEESAs, with our executive officers, including each of our named executive officers who was employed at September 30, 2016. Under the KEESAs, after a change in control of our Company, if the executive’s employment is terminated, other than by reason of death, disability or for cause, then the executive is entitled to a cash termination payment and other benefits. The executive also is entitled to a cash termination payment and other benefits if, after the change in control, the executive terminates his or her employment for good reason. The termination payment will be equal to the sum of the executive’s annual salary in effect at the change in control (or any subsequent higher salary) plus the highest annual bonus award paid during the three years before the change in control, multiplied by the number of years remaining in the employment period (up to three but at least one for Messrs. Jones, Sagehorn and Kimmitt, and up to two, but at least one, for Messrs. Nerenhausen and Johnson). The amounts in the tables assume the maximum three years for Messrs. Jones, Sagehorn and Kimmitt, or two years for Messrs. Nerenhausen and Johnson, remaining in the employment period. If Mr. Sagehorn or Mr. Kimmitt is entitled to a cash termination payment, then such executive also is entitled to the difference between the unreduced social security benefit payable if his employment continued until his unreduced social security age and the actual social security benefit payable at the end of the employment period. This payment ceases at the executive’s unreduced social security age. These benefits are disclosed as “Additional Change in Control Retirement Benefits” in the tables above. In addition, the KEESAs provide for outplacement services and continuation of life and disability insurance for up to three years, for Messrs. Jones, Sagehorn and Kimmitt, or two years, for Messrs. Nerenhausen and Johnson, as well as hospitalization, medical and dental coverage and other welfare benefits as in effect at the termination. The KEESAs for Messrs. Sagehorn and Kimmitt provide that if the payments under the agreement are an “excess parachute payment” for purposes of the Internal Revenue Code, then we will pay the executive the amount necessary to offset the 20% excise tax the Internal Revenue Code imposes and any additional taxes on this payment. To the extent that payments to Messrs. Jones, Nerenhausen and Johnson under their agreements would be considered “excess parachute payments”, the payments will be reduced to a point at which they are no longer considered excess parachute payments, or the executive will receive the full payment and be personally liable for the excise tax, whichever produces the larger after-tax benefit. In fiscal year 2008, we revised the terms of the KEESAs to ensure that payments under the agreement are not “income includible under Section 409A” for purposes of the Internal Revenue Code. However, if payments under the agreement are nonetheless “income includible under Section 409A”, then we can be obligated to pay the executive the 20% additional income tax that Internal Revenue Code Section 409A imposes and interest and any additional taxes on this payment. In consideration of the KEESA benefits, each executive officer party to a KEESA agrees not to compete with us for a period of 18 months after leaving his position and to keep in confidence any proprietary or confidential information for the same period of time. Our Board of Directors can waive both of these conditions. Under the KEESAs, there is a “change in control” if: • any person is or becomes the beneficial owner of securities representing 25% or more of our outstanding Common Stock; there is a change in the composition of our Board of Directors that at least two-thirds of the existing directors have not approved; a merger, consolidation or share exchange with any other corporation (or the issuance of voting securities in connection with a merger, consolidation or share exchange) is consummated, after which our shareholders control less than 50% of combined voting power; or our shareholders approve a plan of complete liquidation or dissolution or a sale or disposition by us of all or substantially all of our assets is consummated. • • • This definition of change in control also applies to the Oshkosh Corporation 2009 Incentive Stock and Awards Plan and the Oshkosh Corporation 2017 Incentive Stock and Awards Plan. OSHKOSH CORPORATION 2016 Proxy Statement 57

COMPENSATION AGREEMENTS | Under the KEESAs, the term “cause” generally means: • • • • • committing any act of fraud, embezzlement or theft in connection with the executive’s duties; continuing, willful and unreasonable refusal by an executive to perform duties or responsibilities; willfully engaging in illegal conduct or gross misconduct that causes us demonstrable and serious financial injury; willfully disclosing our trade secrets or confidential information; or engaging in competition with us that our Board of Directors determines to be materially harmful to us. Under the KEESAs, the term “good reason” generally means: • • a breach of the agreement by us; any reduction in the executive’s base salary, percentage of base salary available as incentive compensation or bonus opportunity, or benefits; a material adverse change in the executive’s working conditions or status with us from such working conditions or status in effect during the 180-day period prior to the change in control, including a significant change in the nature or scope of his or her authority, powers, functions, duties or responsibilities or a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that we remedy promptly after receipt of notice thereof; relocation of the executive’s principal place of employment to a location more than 50 miles from the executive’s principal place of employment during the 180-day period prior to the change in control; a mandate that the executive travel on business to a materially greater extent than was required during the 180-day period prior to the change in control; our failure to cause a successor to assume the executive’s agreement; or termination of the executive’s employment after a change in control without proper notice. • • • • • Stock Option Agreements We have granted stock option awards to our named executive officers under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under these plans and the related award terms, if an executive’s employment terminates due to death or disability, then the option award will become fully vested and will remain exercisable by the executive or his or her beneficiary for a period of one year after the date of such death or disability. If the executive’s employment terminates due to retirement, then the option award will become fully vested and will remain exercisable by the executive for a period of three years after the date of such retirement. Effective upon a change in control of our Company, the option award will fully vest and immediately become exercisable, and the executive holding the option award will have the right to receive, in exchange for surrender of each option, an amount of cash equal to the excess, if any, of the fair market value of a share of our Common Stock as determined on the date of exercise over the exercise price of the option. The amounts in the tables above include the value attributable to unvested stock options that our named executive officers held valued at the amount by which the closing price of our Common Stock on September 30, 2016, exceeds the exercise price of the unvested options. Performance Share Awards We have granted performance share awards to our named executive officers under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under these plans and the related award terms, if an executive’s employment terminates due to death, disability or retirement after the tenth trading day of the performance period in respect of an award, then the executive will receive a proportionate number of the shares of our Common Stock that the executive would have received had the performance period ended on the date of termination. If we cease to employ an executive for any reason other than death, disability or retirement, then the executive will forfeit any rights with respect to an award of performance shares. In the event of a change in control of our Company, the executive will be fully vested in the number of shares of our Common Stock calculated as if the performance period for the related award ended on the date of the change in control. The amounts relating to relative TSR performance share awards that we granted in fiscal years 2014 and 2016, (no grants were made in fiscal year 2015), reflect a payment amount equal to 156% and 200% of the target performance share awards based on our relative TSR during the performance period. The amounts relating to relative ROIC performance share awards that we granted in fiscal year 2016 reflect a payment amount equal to 80% of the target performance awards based on our relative ROIC during the performance period. OSHKOSH CORPORATION 2016 Proxy Statement 58

COMPENSATION AGREEMENTS | Restricted Stock Units We have granted restricted stock unit awards to our named executive officers under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under this plan and the related award agreements, if an executive’s employment terminates due to death or disability, then any restricted stock units that are not vested will become fully vested at the time of such termination. The restricted stock units also fully vest if an executive’s employment is terminated as a result of a qualified retirement, except that, for our named executive officers other than Mr. Szews, if the qualified retirement occurs prior to the first anniversary of the grant date of the restricted stock unit award, then only a pro-rata portion of the restricted stock units will vest. We define qualified retirement as a retirement at a time when the executive is at least 55 years of age and the executive’s age, when added to his or her years of service with our Company, equals or exceeds 70. No named executive officer, other than Mr. Kimmitt, was eligible for a qualified retirement at September 30, 2016. If we cease to employ an executive for any reason other than death, disability or a qualified retirement, then any restricted stock units held by the executive that are not vested on the date of such termination will be immediately forfeited. Effective upon a change in control of our Company, any restricted stock units that have not vested will vest and the executive will have the right to receive, in exchange for surrender of such restricted stock units, shares or an amount of cash equal to the greatest of (i) the fair market value of a share of our stock as determined on the date of the change in control, (ii) the highest per share price paid in the change in control transaction, or (iii) in certain change in control transactions, the fair market value of a share calculated on the date of surrender. Annual Cash Incentive Awards Upon a change in control of our Company, for any annual cash incentive award that a named executive officer has not then earned, the executive is entitled to receive a proportionate amount of his or her annual cash incentive target award opportunity, based on the number of whole months that have elapsed in the fiscal year prior to the change in control. For each named executive officer, the amounts we disclose as “Unearned Annual Cash Incentive Awards” in the tables above assume that the change in control occurred prior to the end of the fiscal year (meaning the named executive officers did not yet earn their annual cash incentive awards), but the amounts reflect the full target award opportunity rather than only a proportionate amount. The Summary Compensation Table reflects the actual amount of the annual cash incentive award that each named executive officer earned for fiscal year 2016. Named executive officers would not be entitled to receive both the amount in the tables above and the amount in the Summary Compensation Table. For purposes of determining the amount of any excise tax that the Internal Revenue Code may impose because we paid an executive’s annual cash incentive target award opportunity upon a change in control of our Company (and to enable us to estimate any excise tax gross-up payment that we would have to pay to Mr. Sagehorn or Mr. Kimmitt), we assume the executive has earned the entire amount of the award as of September 30, 2016. Oshkosh Corporation Executive Retirement Plan Upon a change in control of our Company, executives participating in our Executive Retirement Plan are vested without regard to the normal vesting schedule under the plan. Furthermore, if an executive’s employment is terminated for any reason following the change in control, the executive will be entitled to receive a single lump sum cash payment equal to the present value (as determined under the Executive Retirement Plan) of the executive’s earned and vested benefits under the Executive Retirement Plan through December 31, 2004, within 60 days after the termination of the executive’s employment. “Change in control” is defined in the same manner as under the KEESAs for this purpose. The executive also will be entitled to receive a single lump sum cash payment equal to the present value (as determined under the Executive Retirement Plan) of the executive’s earned and vested benefits under the Executive Retirement Plan for the period commencing January 1, 2005, within 60 days of the change in control. “Change in control” has a specified meaning for this purpose as defined in the Executive Retirement Plan. The amounts we disclose as “Executive Retirement Plan Benefits” in the tables above include, for the two named executive officers who were not fully vested in their pension benefits (Mr. Jones and Mr. Johnson), the value of the accelerated vesting of their benefits resulting from the change in control and, for each of the named executive officers, the incremental increase in the value of their benefits resulting from the use of lump-sum-specific mortality and interest rate assumptions required by the Executive Retirement Plan that may differ from those used to calculate the monthly benefit that would have been paid upon retirement absent a change in control. OSHKOSH CORPORATION 2016 Proxy Statement 59

COMPENSATION AGREEMENTS | Defined Contribution Executive Retirement Plan Under the Oshkosh Corporation Defined Contribution Executive Retirement Plan, following a change in control of our Company, any participant who is terminated will be entitled to receive an immediate single sum distribution of his or her account balance within 60 days. Deferred Compensation Plans Termination of an executive officer or a change in control of our Company would not affect the amounts payable to our named executive officers under the Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers. OSHKOSH CORPORATION 2016 Proxy Statement 60

Proposal 3 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS As noted in the preceding discussion, executive compensation is an important matter both to us and to our shareholders. As a reflection of this importance and pursuant to SEC rules, we offer our shareholders the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Accordingly, we are seeking input from shareholders with this advisory vote on the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement in accordance with the SEC’s executive compensation disclosure rules. The Human Resources Committee has overseen the development and implementation of our executive compensation programs. We have designed our compensation programs to directly link a significant portion of the compensation of our named executive officers to defined performance standards that promote balance between the drive for near-term growth and long-term increase in shareholder value. The Committee also designed our compensation programs to attract, retain and motivate key executives who are essential to the implementation of our strategic growth and critical to the success of our MOVE strategy. The Human Resources Committee bases its executive compensation decisions on our core compensation principles, including the following: • • motivating our executives to perform with shareholders’ interests in mind; assembling and maintaining a senior leadership team with the skills necessary to successfully execute our MOVE strategy, maintain our competitiveness, and continue increasing the long-term market value of our Company; and balancing awards earned for short-term results with awards earned for strategic decisions that we expect will sustain our long-term performance and deliver the results outlined in our MOVE strategy. • We believe our existing compensation programs have been effective at motivating our key executives to achieve superior performance and results for our Company, aligning compensation with our financial performance results, giving our executives an ownership interest in our Company so their interests are aligned with our shareholders, and enabling us to attract and retain talented executives whose services are in key demand in our industry and market sectors. We continued to meet these objectives in fiscal year 2016. With our core compensation principles in mind, the Human Resources Committee took or implemented the following actions in fiscal year 2016: • • approved base salary increases for our named executive officers in line with competitive market trends; structured our annual cash incentive awards for fiscal year 2016 with aggressive operating income targets that supported MOVE earnings per share targets; other than for executives who were promoted, maintained each executive’s threshold, target and maximum annual cash incentive award payment levels expressed as a percentage of base salary, which targets the 50th percentile of the market; approved long-term equity awards for our named executive officers in line with competitive market trends which provide retention and recognize performance of our NEOs and other officers to support returns for our shareholders; continued to significantly limit the payout amount under new severance agreements that we enter into with our executive officers; and continued to limit the number and value of personal benefits. • • • • Compensation actions like these demonstrate our philosophy of aligning executive compensation with our financial performance and the marketplace, and increasing long-term shareholder value. We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our shareholders. Our MOVE objectives will continue to influence these decisions. We urge shareholders to read the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement, which provide detailed information on the compensation of our named executive OSHKOSH CORPORATION 2016 Proxy Statement 61

PROPOSAL 3: | Advisory Vote on the Compensation of Our Named Executive Officers officers. The Human Resources Committee and our Board believe that the executive compensation program is effective in achieving our goals and that the compensation of our named executive officers has supported and contributed to our success. The Board hopes shareholders will support the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement. Accordingly, the Board recommends that shareholders vote in favor of the following resolution: “RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis section and compensation tables and narrative discussion contained in this Proxy Statement.” This advisory vote on the compensation of our named executive officers is not binding on us, the Board, or the Human Resources Committee. However, the Board and the Human Resources Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers. named executive officers as disclosed in the Compensation Discussion OSHKOSH CORPORATION 2016 Proxy Statement 62 FOR The Board of Directors recommends a vote FOR the compensation of our and Analysis section and accompanying compensation tables contained in this Proxy Statement.

Proposal 4 ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS Congress enacted legislation so that our shareholders may approve, on a non-binding, advisory basis, the frequency of the advisory vote on the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules of the SEC. Accordingly, we are asking shareholders whether the advisory vote should occur every year, once every two years or once every three years. Our shareholders previously approved submitting the advisory vote on the compensation of our named executive officers to our shareholders annually and our Board recommends continuing this practice. The annual advisory vote on the compensation of our named executive officers allows us to obtain information on shareholders’ views of the compensation of our named executive officers on a consistent basis. In addition, the annual advisory vote on the compensation of our named executive officers provides our Board and the Human Resources Committee with frequent input from shareholders on our compensation programs for our named executive officers. Finally, the annual advisory vote on the compensation of our named executive officers aligns more closely with our objective to engage in regular dialogue with our shareholders on corporate governance matters, including our executive compensation philosophy, policies and programs. For the reasons discussed above, the Board recommends that shareholders again vote in favor of holding an advisory vote on the compensation of our named executive officers every year at our Annual Meeting of Shareholders. This is an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers so shareholders should be aware that they are not voting ‘‘for’’ or ‘‘against’’ the Board’s recommendation for an annual advisory vote on the compensation of our named executive officers. Instead, shareholders are being asked whether an advisory vote on the compensation of our named executive officers should be held every year, once every two years or once every three years, or shareholders may abstain entirely from voting on the proposal. The option on the frequency of the advisory vote on the compensation of our named executive officers that receives the most votes from shareholders will be considered by the Board and Human Resources Committee as the shareholders’ recommendation as to the frequency of future advisory votes on the compensation of our named executive officers. While, the outcome of this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers is not binding on us or our Board, our Board will carefully review and consider the outcome of this vote. an advisory basis, as the frequency of shareholder advisory votes on OSHKOSH CORPORATION 2016 Proxy Statement 63 FOR The Board of Directors recommends a vote of every ONE Year, on executive compensation.

Proposal 5 APPROVAL OF OUR 2017 INCENTIVE STOCK AND AWARDS PLAN Summary of Proposal General. Our Board of Directors is seeking shareholder approval of the Oshkosh Corporation 2017 Incentive Stock and Awards Plan, which we refer to as the “2017 Plan,” including the authority to issue 6,800,000 shares of our Common Stock under the 2017 Plan, as such number may be adjusted. We currently have two incentive plans in effect, the 2004 Incentive Stock Plan, which we refer to as the “2004 Plan,” and the 2009 Incentive Stock and Awards Plan (as amended and restated), which we refer to as the “2009 Plan.” As is true for the 2004 Plan and the 2009 Plan, the two complementary goals of the 2017 Plan are to attract and retain outstanding individuals to serve as officers, directors and employees of our Company and to increase shareholder value. Through the approval of the 2017 Plan, the Board seeks to provide a direct link between shareholder value and compensation awards by authorizing awards of shares of our Common Stock, monetary payments based on the value of our Common Stock and other incentive compensation awards that are based on our financial performance. In addition to these important goals, the 2017 Plan is being proposed to achieve the following improvements and objectives: • • • • Compliance with current statutes and regulations; Improvement of administrative efficiency and flexibility; Consideration of shareholder advisory group policies; and Authorization of shares to continue to meet our compensation goals for future years. All awards granted under either the 2004 Plan or the 2009 Plan that are still outstanding upon the approval of the 2017 Plan will remain outstanding and will continue to be subject to all of the terms and conditions of the applicable Plan. As of November 30, 2016, there were 1,934,201 shares in the aggregate subject to outstanding options under the 2004 Plan and the 2009 Plan. The options had a weighted average exercise price of $43.15 and a weighted average remaining term of 4.5 years. Also, as of November 30, 2016, there were 805,122 shares in the aggregate subject to unvested restricted stock unit and performance share awards outstanding under the 2004 Plan and the 2009 Plan. Our Restated Articles of Incorporation authorize the issuance of 300,000,000 shares of Common Stock, and as of December 12, 2016, there were 74,568,847 shares of Common Stock issued and outstanding. The market value of one share of Common Stock as of the close of market on December 12, 2016 was $69.58. The 2004 Plan first became effective on February 3, 2004. The 2004 Plan terminated upon our shareholders’ approval of the 2009 Plan. No shares of Common Stock remain available for grants under the 2004 Plan. The 2009 Plan first became effective upon its approval by our shareholders on February 3, 2009. 1,824,450 shares remain available for additional grants under the 2009 Plan. Upon our shareholders’ approval of the 2017 Plan, the 2009 Plan will terminate such that no new awards may be or will be granted under the 2009 Plan. As stated above and as subject to Section 14(c) of this 2017 Plan, outstanding awards granted under the 2004 and 2009 Plans remain subject to the Terms and Conditions of those plans. Our Board of Directors strongly recommends that shareholders approve the 2017 Plan. Plan Highlights. The 2017 Plan contains the following provisions that govern award practices: • • Administration by the Committee, which is composed entirely of independent directors. Performance-based awards that we approve under the 2017 Plan must be based on objective performance goals that the Committee establishes. A change in control definition that is triggered only upon consummation of a change in control event (a summary of the definition of a change in control is provided on page 57 above). Exercise prices for stock options and stock appreciation rights must be at least 100% of fair market value on the date of grant of the award. Awards may not be repriced or backdated. • • • OSHKOSH CORPORATION 2016 Proxy Statement 64

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan • Shareholders must approve any plan amendment that constitutes a “material revision” in accordance with NYSE standards. Awards to individual participants are subject to limits, based on the type of award granted, as to the number of shares or value received. • Dilution. Approval of the 2017 Plan would include approval of the authority to issue 6,800,000 shares of our Common Stock under the 2017 Plan. These shares, if issued, could result in a maximum potential dilution to our existing shareholders of approximately 11.4%. We calculated the dilution level of 11.4% based on 74,565,931 shares of Common Stock outstanding as of November 30, 2016. As of September 30, 2016, our fully-diluted number of shares of Common Stock outstanding was 74,432,918 shares after taking into account the maximum number of shares that might be issued under then-outstanding awards under the 2009 Plan and the 2004 Plan. Summary of the Terms of the 2017 Plan General. The following is a summary of the material provisions of the 2017 Plan. A copy of the 2017 Plan is attached to this Proxy Statement as Attachment A and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the 2017 Plan, and the text of the 2017 Plan will control if there is any inconsistency between this summary and the 2017 Plan text. Administration and Eligibility. The 2017 Plan is administered by the Committee, which has the authority to interpret the provisions of the 2017 Plan; make, change and rescind rules and regulations relating to the 2017 Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award. The Committee may designate any of the following as a participant under the 2017 Plan: any of our or our affiliates’ officers or other employees or individuals engaged to become an officer or employee, and any of our non-employee directors. The selection of participants is based upon the Committee’s opinion that the participant is in a position to contribute materially to our continued growth and development and to our long-term financial success. We currently have eleven non-employee directors, fifteen Section 16 officers and approximately 450 other employees who are eligible to participate in the 2017 Plan. Types of Awards. Awards under the 2017 Plan may consist of stock options, stock appreciation rights, performance shares, performance units, shares of Common Stock, restricted stock, restricted stock units or an incentive award. The Committee may grant any type of award to any participant it selects, but only our employees or those of our subsidiaries may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or (subject to the 2017 Plan’s prohibition on repricing) in substitution for any other award (or any other award granted under another of our plans or our affiliates’ plans). Shares Reserved under the 2017 Plan. The 2017 Plan provides that, subject to adjustment as described below, an aggregate of 6,800,000 shares of Common Stock will be reserved for issuance under the 2017 Plan. The number of shares reserved for issuance is reduced by the maximum number of shares, if any, that may be payable or issuable under an award as determined on the date of the grant of the award, except that the total number of shares reserved will be reduced by 2.24 shares for each share delivered in payment or settlement of a full-value award. Full-value awards include any Awards settled in shares of Common Stock other than Options or Stock Appreciation Rights. In general, under the 2017 Plan, if (a) an award granted under the 2017 Plan expired, was canceled or terminated without issuance of shares, (b) shares were forfeited under an award, or (c) shares were issued under any award and we reacquired them pursuant to rights reserved by us upon the issuance of the shares, then such shares could again be used for new awards under the 2017 Plan, but the shares could not be issued as incentive stock options. In addition, if the Committee determines during or at the conclusion of the term of an award that all or some portion of the shares of Common Stock with respect to which the award was granted will not be issued on the basis that the conditions for the shares to be issued will not be satisfied, then that portion of the shares may again be used for new awards under the 2017 Plan other than incentive stock options. Shares that are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of a stock appreciation right or that are tendered or withheld to meet federal, state or local tax withholding obligations; shares purchased by us using proceeds from option exercises; and shares subject to a stock appreciation right that are not issued in connection with the settlement of the stock appreciation right upon its exercise may never be made available for issuance under the 2017 Plan. If any shares subject to awards granted under our 2004 Plan or our 2009 Plan would again become available for new grants under the terms of such plan if such plan were OSHKOSH CORPORATION 2016 Proxy Statement 65

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan still in effect, then those shares will be available for the purpose of granting awards under the 2017 Plan, thereby increasing the number of shares available for issuance under the 2017 Plan Each participant may be granted awards under the 2017 Plan up to (but not exceeding) the following limits: • options for, and/or stock appreciation rights with respect to, 5,000,000 shares of Common Stock during any period of five consecutive fiscal years; restricted stock or restricted stock units relating to 1,500,000 shares of Common Stock during any period of five consecutive fiscal years; with respect to an award of performance shares and/or an award of performance units the value of which is based on the fair market value of a share of Common Stock, payment of 600,000 shares of Common Stock in respect of any period of two consecutive fiscal years, and 900,000 shares of Common Stock in respect of any period of three consecutive fiscal years; with respect to an annual incentive award in respect of any single fiscal year, a cash payment of $6,000,000; or with respect to a long-term incentive award and/or an award of performance units the value of which is not based on the fair market value of a share of Common Stock, a cash payment of $12,000,000 in respect of any period of two consecutive fiscal years and $18,000,000 in respect of any period of three consecutive fiscal years. • • • • Notwithstanding any title, label or characterization of an award in an award agreement or our public filings or other disclosures, the Committee has the discretion to determine to which category (or categories) or awards an award is allocated for purposes of applying the foregoing limits and may allocate a single award among more than one such limit. Additionally, the plan includes a limit of $1,100,000 on the aggregate value of awards, retainers or other cash compensation that may be received by each of our non-employee directors in any fiscal year for service on our Board. For this purpose, awards of or relating to shares of Common Stock will be valued using the grant date fair value determined in accordance with generally accepted accounting principles. Each of these limitations is subject to adjustment as described below. Options. The Committee has the authority to grant stock options under the 2017 Plan and to determine all terms and conditions of each stock option. Stock options are granted to participants at such time as the Committee will determine. The Committee also determines the number of options granted, whether an option is to be an incentive stock option or non-qualified stock option and the grant date for the option, which may not be any date prior to the date that the Committee approves the grant. The Committee determines the option price per share of Common Stock, which may never be less than the fair market value of a share of Common Stock on the date of grant. The Committee determines the expiration date of each option, except that the expiration date may not be later than ten years after the date of grant. Options are exercisable at such times and are subject to such restrictions and conditions as the Committee deems necessary or advisable. The stock option exercise price is payable in full upon exercise in cash or its equivalent, by tendering shares of previously acquired Common Stock having a fair market value at the time of exercise equal to the exercise price, or by a combination of the two. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock subject to an outstanding stock option award. Stock Appreciation Rights. The Committee has the authority to grant stock appreciation rights, or “SARs.” A stock appreciation right is the right of a participant to receive cash in an amount equal to the appreciation of the fair market value of a share of Common Stock during a specified period of time. The 2017 Plan provides that the Committee will determine all terms and conditions of each stock appreciation right including (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant date, which may not be a date prior to the date the Committee approves the grant, (iii) the number of shares of Common Stock to which the SAR relates, (iv) the grant price, which may never be less than the fair market value of the share of Common Stock subject to the SAR as determined on the date of grant, (v) the terms and conditions of exercise or maturity, and (vi) a term that must be no later than ten years after the date of grant. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock subject to an outstanding SAR award. Performance and Stock Awards. The Committee has the authority to grant awards of shares of Common Stock, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of Common Stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of corporate, subsidiary or business unit performance goals established by the Committee and/or upon the completion of a period of service. A restricted stock unit represents the right to receive cash and/or shares of OSHKOSH CORPORATION 2016 Proxy Statement 66

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan Common Stock the value of which is equal to the fair market value of one share. Performance shares represent the right to receive shares of Common Stock to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. Performance units represent the right to receive cash and/or shares of Common Stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of Common Stock, to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. The Committee determines all terms and conditions of the awards including (i) the number of shares of Common Stock and/or units to which such award relates, (ii) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (iii) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (iv) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of Common Stock, and (v) with respect to performance units and restricted stock units, whether the awards will be settled in cash, in shares of Common Stock, or in a combination of the two. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to unearned shares of Common Stock under a performance share award. However, the following restrictions apply to the awards: • Any condition or vesting provision applicable to an award of shares, restricted stock, restricted stock units, performance shares or performance units that is based on performance criteria must be based on performance over a period of a year or more; Any condition or vesting provision applicable to such awards (other than awards issued upon exercise or settlement of stock options or stock appreciation rights) that is based on continued service or the passage of time must provide for vesting in no less than pro rata installments over three years; and No more than 340,000 shares that are not subject to conditions or vesting provisions, or that are subject to conditions or vesting provisions that do not meet the minimum requirements described in the preceding two bullet points, may be awarded under the 2017 Plan. • • Incentive Awards. The Committee has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment, to the extent performance goals are achieved. The Committee determines all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable, the type of payment and the timing of payment. The Committee must require that payment of all or any portion of the amount subject to the incentive award is contingent on the achievement or partial achievement of one or more performance goals during the period the Committee specifies. The performance period for an incentive award must relate to a period of at least one of our fiscal years, and the performance period for a long-term incentive award must relate to a period of more than one of our fiscal years. Payment of an incentive award will be in cash except to the extent the Committee determines that payment will be in shares of Common Stock or restricted stock, either on a mandatory basis or at the election of the participant receiving the award, having a fair market value at the time of the payment equal to the amount payable according to the terms of the incentive award. Performance Goals. For purposes of the 2017 Plan, performance goals mean any goals the Committee establishes that relate to one or more of the following with respect to our company or any one or more of our subsidiaries, affiliates or other business units: sales or other revenues; cost of sales; expenses; cost reductions; income or earnings, including net income, operating income, earnings per share or margins; cash flow; debt; ratio of debt to equity or other financial measure that appears on our financial statements or is derived from one or more amounts that appear on our financial statements; return on shareholders’ equity, capital, assets or other financial measure that appears on our financial statements or is derived from one or more amounts that appear on our financial statements; working capital or any of its components, including accounts receivable, inventories or accounts payable; assets; stock price; dividend payments; economic value added; market share; new product releases; and product quality. In addition, in the case of awards that the Committee determines will not be considered “performance-based compensation” under Internal Revenue Code Section 162(m), the Committee may establish other performance goals not listed in the 2017 Plan or adjust any evaluation of performance under a performance goal to the extent the Committee deems appropriate and consistent with the terms of the 2017 Plan. As to each performance goal, the relevant measurement of performance is computed in accordance with generally accepted accounting principles (to the extent applicable, under the 2017 Plan) but, unless otherwise determined by the Committee and to the extent consistent with Section 162(m) of the Internal Revenue Code, will exclude the effects of (i) charges for reorganization and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business or business segment, (v) changes in tax or accounting principles, regulations or laws, OSHKOSH CORPORATION 2016 Proxy Statement 67

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan (vi) extraordinary, unusual and/or non-recurring items of gain or loss, and (vii) mergers, acquisitions or dispositions, that in each case we identify in our audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of our annual report. Also, for awards intended to be considered “performance-based compensation” under Section 162(m), the Committee may, to the extent consistent with Section 162(m), appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under the 2017 Plan or any other compensation arrangements maintained by us. Amendment of Minimum Vesting and Performance Periods. Notwithstanding the requirements for minimum vesting and/or performance period for an award included in the 2017 Plan, the 2017 Plan provides that the Committee may impose, at the time an award is granted or any later date, a shorter vesting and/or performance period to take into account a participant’s hire or promotion, or may accelerate the vesting or deem an award earned, in whole or in part, on a participant’s death, disability or retirement. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Committee allows a participant to designate in writing a beneficiary to exercise the award after the participant’s death or to transfer an award. Recoupment of Awards. Under the 2017 Plan, any awards granted after the approval by our shareholders of the 2017 Plan and any shares of Common Stock issued or cash paid under such an award will be expressly subject to recoupment or clawback if required by any policy that we may adopt from time to time, including the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy described above, or any applicable law, regulation or listing standard. Adjustments. If (i) we are involved in a merger or other transaction in which shares of Common Stock are changed or exchanged, (ii) we subdivide or combine shares of Common Stock or declare a dividend payable in shares of Common Stock, other securities or other property, (iii) we effect a cash dividend that exceeds 10% of the trading price of the shares of Common Stock or any other dividend or distribution in the form of cash or a repurchase of shares of Common Stock that our Board of Directors determines is special or extraordinary or that is in connection with a recapitalization or reorganization, or (iv) any other event shall occur that, in the case of this item (iv), in the judgment of the Committee requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2017 Plan, then the Committee will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares of Common Stock subject to the 2017 Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of Common Stock subject to outstanding awards; and (C) the grant, purchase or exercise price with respect to any award. The 2017 Plan adds the performance goals of an award to the preceding list of items that will be adjusted, to the extent the Committee’s discretion to make such adjustment does not cause an award that is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to lose its status as such. If any of the transactions or events described in clauses (i) – (iv) constitutes a Change in Control (as defined in the 2017 Plan) or occurs subsequent to any Change in Control occurring after the original effective date of the 2017 Plan then, subject to participants’ normal rights under the 2017 Plan’s Change in Control provisions and the cash payment provisions described in the following sentence, and unless the Committee otherwise determines prior to the first Change in Control occurring after the original effective date of the 2017 Plan, proportionate adjustments of the type described in clauses (A) – (C) will be made automatically in a manner that preserves and does not diminish the full economic value of the awards that are outstanding at the time of the transaction or event. If any of the events described in clauses (i) – (iv) occurs, the Committee may also (or instead of the adjustments described in clauses (A) – (C)) provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. However, if the transaction or event constitutes a Change in Control, then the payment must be at least as favorable to the holder as the greatest amount the holder could have received for such award under the Change in Control provisions of the 2017 Plan. The Committee may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of Common Stock otherwise reserved or available under the 2017 Plan, authorize the issuance or assumption of awards upon terms it deems appropriate. Change in Control. The 2017 Plan provides for a form of “double trigger,” rather than “single trigger,” vesting of equity-based awards upon a Change of Control. Specifically, to the extent the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that outstanding equity-based awards under the 2017 Plan will be honored or assumed on an equivalent basis (determined as described by the 2017 Plan), or new rights that are considered OSHKOSH CORPORATION 2016 Proxy Statement 68

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan equivalent (determined as described by the 2017 Plan) are substituted therefor by the participant’s employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, then the equity-based awards outstanding under the 2017 Plan will not automatically be subject to accelerated exercisability, vesting or settlement. If the Committee cannot make the determination that equity-based awards are being honored, assumed or substituted for as described above, then, except to the extent the Committee provides a result more favorable to holders of awards, in the event of a Change in Control: • Each holder of a stock option or stock appreciation right (1) shall have the right at any time after the Change in Control to exercise the stock option or stock appreciation right in full whether or not it was exercisable before the Change in Control; and (2) shall have the right, exercisable by sending us written notice within 60 days after the Change in Control, to receive, in exchange for the surrender of the stock option or stock appreciation right cash equal to the excess of the Fair Market Value (as defined in the 2017 Plan) of the shares of Common Stock covered by the stock option or stock appreciation right on the date of exchange over the purchase or grant price of such shares of Common Stock under the award; Restricted stock and restricted stock units that are not vested before a Change in Control will vest on the date of the Change in Control, and each holder of such restricted stock or restricted stock units may receive, in exchange for the surrender of such restricted stock or the cancellation of such restricted stock units, as applicable, cash equal to the price received for shares of Common Stock in the Change in Control for each share of restricted stock or the number of shares of Common Stock to which such restricted stock units relate; Each holder of a performance share and/or performance unit for which the performance period has not expired may receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2017 Plan) multiplied by a percent based on the number of months elapsed from the beginning of the performance period to the date of the Change in Control divided by the number of months in the performance period; Each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2017 Plan); and All annual and long-term incentive awards that are earned but not yet paid will be paid, and all annual and long-term incentive awards that are not yet earned will be deemed to have been earned pro rata, as if the performance goals were attained as of the effective date of the Change in Control, based on the participant’s target award opportunity for the fiscal year multiplied by the percentage of the fiscal year elapsed as of the date of the Change in Control. • • • • Term of 2017 Plan. Unless earlier terminated by our Board of Directors, the 2017 Plan will remain in effect until the earlier of (1) the date that is 10 years from the latest date of shareholder approval of the 2017 Plan, or (2) the date all shares reserved for issuance have been issued. Termination and Amendment. Our Board of Directors or the Committee may amend, alter, suspend, discontinue or terminate the 2017 Plan at any time, subject to the following limitations: • The Board must approve any amendment to the 2017 Plan if we determine such approval is required by action of the Board, applicable corporate law or any other applicable law; Shareholders must approve any amendment to the 2017 Plan if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Internal Revenue Code, the listing requirements of any principal securities exchange or market on which our Common Stock is then traded or any other applicable law; and Shareholders must approve any amendment to the 2017 Plan that materially increases the number of shares of Common Stock reserved under the 2017 Plan or the limitations stated in the 2017 Plan on the number of shares of Common Stock that participants may receive through an award or that amends the provisions relating to the prohibition on re-pricing of outstanding options. • • The Committee may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award. The terms and conditions applicable to any award may be amended, modified or canceled by mutual agreement of the Committee and the participant or any other person(s) that may have an interest in the award, so long as any amendment or modification does not increase the number of shares of Common Stock issuable under the 2017 Plan. The Committee need not obtain participant (or other interested party) consent for the cancellation of an award pursuant to the adjustment provisions of the 2017 Plan or the modification or amendment of an award (1) to the extent the Committee deems the modification or amendment necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our Common Stock is then traded; (2) to the extent the Committee deems OSHKOSH CORPORATION 2016 Proxy Statement 69

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan modification or amendment is necessary to preserve favorable accounting treatment or, under the 2017 Plan, favorable tax treatment, of any award for us; or (3) to the extent the Committee determines that such modification or amendment does not materially and adversely affect the value of an award or that such modification or amendment is in the best interest of the affected participant or any other persons(s) as may then have an interest in the award. The 2017 Plan also provides that the Committee has the authority to modify or amend any award granted under the 2004 Plan or the 2009 Plan to waive restrictions or conditions applicable to any such award or to include award terms consistent with the permitted terms of awards granted under the 2017 Plan, except that the Committee is prohibited from repricing awards as discussed below. The authority of the Board and the Committee to terminate or modify the 2017 Plan or awards will extend beyond the termination date of the 2017 Plan. In addition, termination of the 2017 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the 2017 Plan except as they may lapse or be terminated by their own terms and conditions. Repricing Prohibited. Except for certain adjustments that the 2017 Plan contemplates, we may not, without obtaining shareholder approval (1) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or stock appreciation rights; (2) cancel or substitute outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or (3) cancel or substitute outstanding options or stock appreciation rights with an exercise price above the current price of our Common Stock in exchange for cash or other securities. Foreign Participation. To assure the viability of awards granted to participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2017 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the 2017 Plan in a foreign country will not affect the terms of the 2017 Plan for any other country. Certain U.S. Federal Income Tax Consequences. The following summarizes certain U.S. federal income tax consequences relating to the 2017 Plan under current tax law. Tax Consequences of Stock Options. The grant of a stock option will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis; i.e., the fair market value of the Common Stock on the exercise date. In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain. Stock Appreciation Rights. The grant of a stock appreciation right will create no income tax consequences to us or the recipient. Upon the exercise or maturity of a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the stock appreciation right, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis; i.e., the fair market value of the shares on the date the participant received the shares. OSHKOSH CORPORATION 2016 Proxy Statement 70

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan Restricted Stock. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis; i.e., the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein. A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares. Performance Shares. The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents, if any, paid on performance shares. We will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis; i.e., the fair market value of the shares on the date the participant received the shares. Performance Units and Restricted Stock Units. The grant of a performance unit or restricted stock unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units or restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis; i.e., the fair market value of the shares on the date the employee received the shares. Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will be entitled to a corresponding deduction in the same amount and at the same time. Withholding. We are entitled to withhold the amount of any tax attributable to any amount payable or shares of Common Stock deliverable under the 2017 Plan, and we may defer making payment or delivery if any such tax may be pending, unless we are indemnified to our satisfaction. Under the 2017 Plan, we also may deduct (or require an affiliate to deduct) from payments of any kind otherwise due the participant cash or, with the consent of the Committee, shares otherwise deliverable or vesting under an award to satisfy such tax). If shares of Common Stock are deliverable on exercise or payment of an award, then the Committee may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (1) have us withhold shares otherwise issuable under the award, (2) tender back shares received in connection with such award, or (3) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. The 2017 Plan provides that the amount to be withheld may not exceed the total maximum statutory tax rates associated with the transaction, but this limitation only applies to the extent needed for us to avoid adverse accounting consequences. OSHKOSH CORPORATION 2016 Proxy Statement 71

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan Additional Taxes Under Section 409A. If an award under the 2017 Plan is considered non-qualified deferred compensation and such award is neither exempt from nor compliant with the requirements of Internal Revenue Code Section 409A, then the participant will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid. No Guarantee of Tax Treatment. Notwithstanding any provision of the 2017 Plan, we do not guarantee that (i) any award intended to be exempt from the Internal Revenue Code Section 409A is so exempt, (ii) any award intended to comply with Internal Revenue Code Section 409A or Section 422 does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will we or any of our affiliates be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any award. Section 162(m) Limit on Deductibility of Compensation. Internal Revenue Code Section 162(m) limits the deduction we can take for compensation we pay to our Chief Executive Officer and the three other highest paid officers other than the Chief Financial Officer (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of Internal Revenue Code Section 162(m) does not have to be included when determining whether the $1 million limit has been met. The 2017 Plan is designed so that awards granted to the covered individuals may meet the Internal Revenue Code Section 162(m) requirements for performance-based compensation, although we reserve the right to grant awards that do not meet such requirements. Treatment of “Excess Parachute Payments.” The accelerated vesting or payment of awards under the 2017 Plan upon a Change in Control could result in a participant receiving benefits deemed to be “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code), which payments are subject to a 20% excise tax imposed on the participant and are not deductible by us. If a payment results in a participant receiving benefits deemed to be excess parachute payments, then the 2017 Plan provides that, except as otherwise expressly provided in any agreement between a participant and us, the amount of the payment will be reduced to the extent required to prevent the imposition of the 20% excise tax and corresponding nondeductibility. New Plan Benefits. We cannot currently determine the awards that may be granted under the 2017 Plan in the future to the executive officers named in this Proxy Statement, other officers, directors or other persons. The Committee will make such determinations from time to time. Burn Rate. We follow a responsible and conservative approach to equity-based compensation. As shown in the following table, our three-year average annual burn rate at September 30, 2016 was 0.9%. Basic Weighted Average Number of Common Shares Outstanding (#) Options Granted (#) Restricted Stock ranted (#) Performance Shares Earned (#)(1)(2) Total (#) Burn Rate (%) Fiscal Year 2016 567,550 323,800 44,900 936,250 73,570,020 1.3% 2015 6,725 37,725 83,200 127,650 77,990,432 0.2% 2014 505,800 305,900 292,442 1,104,142 84,123,949 1.3% 3-Yr. Average 0.9% 1. The performance goals that the Committee may establish for performance shares awarded under the 2017 Plan are set forth above under “Performance Goals.” 2. We granted 156,350, 0 and 102,550 performance shares at target level in fiscal 2016, 2015 and 2014, respectively. Unearned performance share awards outstanding at September 30, 2016 provided for the issuance of up to 304,626 shares of Common Stock, assuming a payout at maximum, which is equal to 200% of target levels. OSHKOSH CORPORATION 2016 Proxy Statement 72

PROPOSAL 5: | Approval of Our 2017 Incentive Stock and Awards Plan Equity Compensation Plan Information. The following table provides information about our equity compensation plans as of September 30, 2016. Number of securities to be issued upon the exercise of outstanding options, warrants, rights and performance share awards (1)(2)(3) Weighted-average exercise price of outstanding options, warrants and rights (4) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) Plan Category Equity compensation plans approved by security holders 2,723,361 $39.55 2,596,828 Equity compensation plans not approved by security holders — $— — Total 2,723,361 $39.55 2,596,828 1. 2. 3. Represents options to purchase our Common Stock granted under the 2004 Plan and the 2009 Plan. Our shareholders approved these plans. We do not pay dividends or dividend equivalents with respect to outstanding options to purchase shares of Common Stock. Consists of 2,104,929 options to purchase shares of our Common Stock and 304,626 performance shares representing a payout equal to 200% of target that would be payable in the event that we achieve the maximum performance level. At September 30, 2016, there were 313,806 shares of non-vested restricted stock units. Consists of the weighted-average exercise price of outstanding stock options and does not take into account performance share awards, which do not have an exercise price. As of September 30, 2016, the weighted-average remaining term of outstanding stock options was 3.8 years. 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF OUR 2017 INCENTIVE STOCK AND AWARDS PLAN. Incentive Stock and Awards Plan. OSHKOSH CORPORATION 2016 Proxy Statement 73 FOR The Board of Directors recommends a vote FOR the approval of our 2017

ATTACHMENT A | Non-GAAP Financial Measures Our Company reports its financial results in accordance with generally accepted accounting principles (GAAP) in the United States of America. Our Company is presenting various operating results, such as operating income, income from operations, and earnings per share from operations, both on a reported basis and on a basis excluding items that affect comparability of operating results. When our Company uses these measures, they are considered non-GAAP financial measures. We believe excluding the impact of certain items is useful to investors to allow a more accurate comparison of our Company’s operating performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our Company’s results prepared in accordance with GAAP. The table below presents a reconciliation of our Company’s presented non-GAAP measures to the most directly comparable GAAP measures (in millions, except per share amounts): Fiscal Year Ended September 30, 2016 2015 2012 Adjusted consolidated operating income (non-GAAP) Workforce reduction charges Asset impairment charge Pension and OPEB curtailment/settlement Tender offer and proxy contest costs Performance share valuation adjustment Consolidated operating income (GAAP) Adjusted access equipment segment operating income (non-GAAP) Asset impairment charge Workforce reduction charges Access equipment segment operating income (GAAP) Adjusted earnings per share attributable to Oshkosh Corporation–diluted (non-GAAP) Asset impairment charge, net of tax Pension and OPEB curtailment/settlement, net of tax Workforce reduction charges, net of tax Debt extinguishment costs, net of tax Discrete tax items Tender offer and proxy contest costs, net of tax Performance share valuation adjustment, net of tax Earnings per share attributable Oshkosh Corporation–diluted (GAAP) $391.8 (0.9) (26.9) — — — $398.1 (2.9) — 3.4 — — $322.6 — — (2.2) (4.2) (7.0) $364.0 $398.6 $309.2 $291.2 (26.9) (0.9) $409.5 — (2.5) $229.2 — — $263.4 $407.0 $229.2 $3.14 (0.22) — (0.01) — — — — $3.02 — 0.03 (0.03) (0.12) — — — $2.30 — (0.02) — — 0.49 (0.05) (0.05) $2.91 $2.90 $2.67 $490.6 92.5 34.8 (40.2) Free cash flow (non-GAAP) Additions to property, plant and equipment Additions to equipment held for rental Proceeds from sale of equipment held for rental Net cash flows provide by operating activities (GAAP) $577.7 A-1 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | OSHKOSH CORPORATION 2017 INCENTIVE STOCK AND AWARDS PLAN Purposes, History and Effective Date. 1. (a) Purpose. The Oshkosh Corporation 2017 Incentive Stock and Awards Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors and employees and (ii) to increase shareholder value. This Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides. (b) History. Prior to the effective date of this Plan, the Company had in effect the 2004 Plan, which was originally effective February 3, 2004, and the 2009 Plan, which was originally effective February 3, 2009 and amended and restated effective November 15, 2011. The 2004 Plan terminated upon shareholder approval of the 2009 Plan on February 3, 2009, and no new awards have been granted under the 2004 Plan since such date. Upon shareholder approval of this Plan, the 2009 Plan will terminate, and after such date no new awards may be granted under the 2009 Plan, although awards granted under the 2009 Plan or the 2004 Plan and still outstanding continue to be subject to all terms and conditions of the 2009 Plan or the 2004 Plan, as applicable, subject to Section 14(c) of this Plan. (c) Effective Date. This Plan will become effective on, and Awards may be granted under this Plan on and after, the Effective Date. This Plan will terminate as provided in Section 14. 2. Definitions. Capitalized terms used in this Plan have the following meanings: (a) “2004 Plan” means the Oshkosh Corporation 2004 Incentive Stock and Awards Plan, as amended. (b) “2009 Plan” means the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, as amended. (c) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto. (d) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Shares, Restricted Stock, Restricted Stock Units or an Incentive Award. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with or is exempt from the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2). (e) “Board” means the Board of Directors of the Company. (f) “Cause” means, except as otherwise determined by the Committee upon the grant of an Award, (i) conviction of a felony or a plea of no contest to a felony, (ii) willful misconduct that is materially and demonstrably detrimental to the Company or an Affiliate, (iii) willful refusal to perform requested duties consistent with a Participant’s office, position or status with the Company or an Affiliate (other than as a result of physical or mental disability) or (iv) other conduct or inaction that the Committee determines in its discretion constitutes Cause, except that, with respect to clauses (ii), (iii) and (iv), Cause shall be determined by a majority of the Committee at a meeting held after reasonable notice to the Participant and including an opportunity for the Participant and his or her counsel to be heard, and the Committee shall not have the right to determine that Cause exists pursuant to clause (iv) following the occurrence of a Change in Control. All determinations of the Committee as to Cause shall be final. (g) “Change in Control” means the occurrence of any one of the following events: (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (individually, an “Excluded Person” and collectively, “Excluded Persons”)) is or becomes the “Beneficial Owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities B-1 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of (1) the combined voting power of the Company’s then outstanding voting securities or (2) the then outstanding shares of common stock of the Company; or (ii) the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the Effective Date, constituted the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the Effective Date or whose appointment, election or nomination for election was previously so approved; or (iii) consummation of a merger, consolidation or share exchange of the Company with any other corporation or issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), other than (A) a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of (1) the combined voting power of the Company’s then outstanding voting securities or (2) the then outstanding shares of common stock of the Company; or (iv) (A) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or (B) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions. (h) “Change in Control Price” means the highest of the following: (i) the Fair Market Value of a Share, as determined on the date of the Change in Control; (ii) the highest price per Share paid in the Change in Control transaction; or (iii) the Fair Market Value of a Share, calculated on the date of surrender of the relevant Award in accordance with Section 16(c), but this clause (iii) shall not apply if in the Change in Control transaction, or pursuant to an agreement to which the Company is a party governing the Change in Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property. (i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision. (j) “Committee” means the Human Resources Committee of the Board (or a successor committee with the same or similar authority). (k) “Company” means Oshkosh Corporation, a Wisconsin corporation, or any successor thereto. (l) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries. B-2 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | (m) “Disability” has the meaning ascribed to the terms “total disability” or “totally disabled” in the Oshkosh Corporation Long Term Disability Program for Salaried Employees (or any successor plan thereto). (n) “Effective Date” means the date shareholders approve this Plan. (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision. (p) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used. (q) “Incentive Award” means the right to receive a payment to the extent Performance Goals are achieved or other conditions are satisfied, and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11. (r) “Option” means the right to purchase Shares at a stated price for a specified period of time. (s) “Participant” means an individual selected by the Committee to receive an Award. (t) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: sales or other revenues; cost of sales; expenses; cost reductions; income or earnings, including net income, operating income, earnings per share or margins; cash flow; debt; ratio of debt to equity or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; return on shareholders equity, capital, assets or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; working capital or any of its components, including accounts receivable, inventories or accounts payable; assets; stock price; dividend payments; economic value added; market share; new product releases; and product quality. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business or business segment, (v) changes in tax or accounting principles, regulations or laws, (vi) extraordinary, unusual and/or non-recurring items of gain or loss, and (vii) mergers, acquisitions or dispositions, that in each case the Company identifies in its audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. Also, for Awards intended to be considered “performance-based compensation” under Code Section 162(m), the Committee may, to the extent consistent with Code Section 162(m), appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company. In addition, in the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan or adjust any evaluation of performance under a Performance Goal to the extent the Committee deems appropriate and consistent with the terms of this Plan. (u) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved. (v) “Performance Units” means the right to receive cash and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved. B-3 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | (w) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5). (x) “Plan” means this Oshkosh Corporation 2017 Incentive Stock and Awards Plan, as may be amended from time to time. (y) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service. (z) “Restricted Stock Unit” means the right to receive cash and/or Shares the value of which is equal to the Fair Market Value of one Share. (aa) “Retirement” means a Participant’s termination of employment or service as a Director at a time that the Participant is at least age 55 and has completed at least five (5) years of continuous service with the Company. (bb) “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act. (cc) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act. (dd) “Share” means a share of Stock. (ee) “Stock” means the Common Stock of the Company, par value of one cent ($.01) per share. (ff) “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash equal to the appreciation of the Fair Market Value of a Share during a specified period of time. (gg) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain. 3. Administration. (a) Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. A majority of the members of the Committee will constitute a quorum, and a majority of the Committee’s members must make all determinations of the Committee. The Committee may make any determination under this Plan without notice or meeting of the Committee by a writing that a majority of the Committee members have signed. All Committee determinations are final and binding. (b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board or the Committee may delegate to another committee of the Board or to one or more officers of the Company any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board or the Committee also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board or the Committee has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation. (c) Indemnification. The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any act or omission, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit. 4. Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or its Affiliates, an individual that the Company or an Affiliate has engaged to become an B-4 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | officer or employee, or a Director, including a Non-Employee Director. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. The Committee’s granting of a particular type of Award to a Participant will not require the Committee to grant the same or any other type of Award to such individual. 5. Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Section 422 of the Code) may receive grants of incentive stock options within the meaning of Section 422 of the Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing contained in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). 6. Shares Reserved under this Plan. (a) Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 6,800,0001 Shares, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan. The aggregate number of Shares reserved under this Section 6(a) shall be depleted by the maximum number of Shares, if any, that may be payable under an Award as determined at the time of grant; provided that the aggregate number of Shares reserved under this Section 6(a) shall be depleted by 2.24 Shares for each Share delivered in payment or settlement of a full-value Award. For this purpose, a full-value award means any Award settled in Shares other than Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall deplete the aggregate number of shares reserved under this section 6(a) by one share for each share delivered. Notwithstanding the foregoing, the Company may issue only such number of Shares as is described in the first sentence of this Section 6(a) upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share. (b) Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) the Committee determines during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issued on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to this Plan’s reserve (in the same number as they depleted the reserve) and may again be used for new Awards under this Plan, but such Shares may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to this Plan’s reserve: Shares tendered or withheld in payment of the exercise price of an outstanding Option; Shares tendered or withheld to satisfy federal, state or local tax withholding obligations; Shares purchased by the Company using proceeds from Option exercises; and Shares subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right upon its exercise. (c) Addition of Shares from Predecessor Plans. After the Effective Date, if any Shares subject to awards granted under the 2004 Plan or the 2009 Plan would again become available for new grants under the terms of such plan if such plan were still in effect, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 6(a). Any such Shares will not be available for future awards under the terms of the 2004 Plan or the 2009 Plan. (d) Participant Limitations. Subject to Section 6(e) and subject to adjustment as provided in Section 16, each Participant is eligible to be granted Awards up to (but not exceeding) the following limits: (i) Options for, and/or Stock Appreciation Rights with respect to, 5,000,000 Shares during any period of five consecutive fiscal years of the Company; (ii) Restricted Stock or Restricted Stock Units relating to 1,500,000 Shares during any period of five consecutive fiscal years of the Company; (iii) with respect to an Award of Performance Shares and/or an Award of Performance Units the value of which is based on the Fair Market Value of a Share, payment of 600,000 Shares in respect of any period of two consecutive fiscal years of the Company and 900,000 Shares in respect of any period of three consecutive fiscal years of the Company; B-5 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | (iv) with respect to an Annual Incentive Award in respect of any single fiscal year of the Company, a cash payment of $6,000,000; or (v)with respect to a Long-Term Incentive Award and/or an Award of Performance Units the value of which is not based on the Fair Market Value of a Share, a cash payment of $12,000,000 in respect of any period of two consecutive fiscal years of the Company and $18,000,000 in respect of any period of three consecutive fiscal years of the Company. In all cases, determinations under this Section 6(d) should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides. Notwithstanding any title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures, the Committee shall have discretion to determine to which category (or categories) of Awards an Award is allocated for purposes of applying the foregoing limits and may allocate a single Award among more than one such limit. (e) Director Limitations. Each Non-Employee Director is eligible to receive grants of Awards, a retainer and/or other cash compensation (in the case of cash compensation, whether under this Plan or otherwise) for his or her service on the Board with an aggregate value up to (but not exceeding) $1,100,000 per Non-Employee Director in any fiscal year of the Company. For purposes of this limitation, Awards of or relating to Shares shall be valued using the grant date fair value computed in accordance with generally accepted accounting principles. 7. Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements of Code Section 422, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Except to the extent the Committee determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued. Except as the Committee may otherwise provide, an Option shall expire at the earliest of ten (10) years from the date of grant, three (3) months after termination of the Participant’s employment or service for reasons other than death, Disability, Retirement or Cause, one (1) year after termination of the Participant’s employment or service as a result of death or Disability, three (3) years after termination of the Participant’s employment or service as a result of Retirement, or immediately upon termination of the Participant’s employment or service for Cause. 8. Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity; and (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant. If an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SAR, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR. 9. Performance and Stock Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including, but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a B-6 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Performance Units and Restricted Stock Units, whether to settle such Awards in cash, in Shares, or in a combination of cash and Shares. Notwithstanding the foregoing, subject to the provisions of Sections 14 and 16, (x) no condition or vesting provision applicable to an Award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units that is based on performance criteria shall be based on performance over a period of less than one (1) year, and no condition or vesting provision applicable to such an Award that is based upon continued service or the passage of time shall provide for vesting in less than pro rata installments over three (3) years from the date the Award is made, other than with respect to such Awards that are issued upon exercise or settlement of Options or SARs; and (y) no more than 340,000 Shares not subject to conditions or vesting provisions, or subject to conditions or vesting provisions that do not meet the minimum requirements of the preceding clause (x), may be awarded. 10. Annual Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement; (b) the performance period must relate to a period of at least one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Annual Incentive Award. 11. Long-Term Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement; (b) the performance period must relate to a period of more than one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a shorter period; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Long-Term Incentive Award. 12. Amendment of Minimum Vesting and Performance Periods. Notwithstanding any provision of this Plan that requires a minimum vesting and/or performance period for an Award, the Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting and/or performance period to take into account a Participant’s hire or promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, Disability or Retirement. 13. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer an Award. 14. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards. (a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate on the earlier of (i) the date that is 10 years from the latest date of shareholder approval of the Plan and (ii) the date when all Shares reserved for issuance have been issued. (b) Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations: (i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law or (C) any other applicable law; B-7 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | (ii)shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and (iii) shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 16); or (B) an amendment to the provisions of Section 14(e). (c) Amendment, Modification, Cancellation or Recoupment of Awards. (i)Except as provided in Section 14(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or any other person(s) as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 16), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 16(a) or for the modification or amendment of an Award: (A) to the extent the modification or amendment is deemed necessary by the Committee to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the modification or amendment is deemed necessary by the Committee to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Committee determines that such modification or amendment does not materially and adversely affect the value of an Award or that such modification or amendment is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award. In addition, except as provided in Section 14(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award granted to a Participant under the 2004 Plan or the 2009 Plan, or waive any restrictions or conditions applicable to any such Award, to include Award terms consistent with the permitted terms of Awards granted under this Plan. (ii)All Awards and any Stock issued or cash paid pursuant to Awards shall be subject to any recoupment or clawback policy that may be adopted by the Company from time to time and to any requirement of applicable law, regulation or listing standard that requires the Company to recoup or clawback compensation paid pursuant to such an Award. (d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 14 and to otherwise administer this Plan will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions. (e) Repricing Prohibited. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or similar transaction(s)), the Company may not, without obtaining shareholder approval: (i) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel or substitute outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel or substitute outstanding Options or SARs with an exercise price above the current Stock price in exchange for cash or other securities. (f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii). B-8 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | 15. Taxes. (a) Withholding. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction and may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash or, with the consent of the Committee, Shares otherwise deliverable or vesting under an Award to satisfy such tax. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, in the case of Shares, to the extent necessary for the Company to avoid adverse accounting consequences, the amount withheld may not exceed the total maximum statutory tax rates associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. (b) No Guarantee of Tax Treatment. Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award. (c) Participant Responsibilities. If a Participant shall dispose of Shares acquired through exercise of an Option that is intended to qualify as an incentive stock option within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Participant makes such an election. 16. Adjustment Provisions; Change in Control. (a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; or (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than any rights issued pursuant to a shareholder rights agreement or similar arrangement that the Company might authorize and issue in the future) or other property; or (iii) the Company shall effect a cash dividend the amount of which exceeds 10% of the trading price of the Shares at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur which, in the case of this clause (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 16(c), the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(d)) and which may after the event be made the subject of Awards under this Plan, (B) the number and type of Shares subject to outstanding Awards, (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code to lose its status as such, the Performance Goals of an Award. If any of the transactions or events described in clauses (i) – (iv) constitutes a Change in Control or occurs subsequent to any Change in Control occurring after the Effective Date, then, subject to Participants’ rights under Section 16(c) and the cash payment provisions of the following sentence, and unless the Committee otherwise determines prior to the first Change in Control occurring after the Effective Date, proportionate adjustments of the type described in clauses (A) – (D) shall be made automatically such that the full economic value of the Awards to Participants that are outstanding at the time of the transaction or event shall be preserved and not diminished as a result of the transaction or event. If any of the events described in clauses (i) – (iv) occurs, the Committee may also (or in lieu of the adjustments described in clauses (A) – (D)) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or B-9 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change in Control, then (1) such payment shall be at least as favorable to the holder as the greatest amount the holder could have received in respect of such Award under Section 16(c), (2) if Section 16(d) applies to the Award, such payment shall be allowed only to the extent Section 16(d) would allow acceleration of exercisability, vesting, issuance of shares or other payment in respect of such Award in connection with the Change in Control, and (3) from and after the Change in Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the penultimate sentence of this Section 16(a). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, Options previously granted to Non-Employee Directors at the time of any event described in this Section 16(a) are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options represented immediately prior to any such event and to preserve, without exceeding, the value of such Options. Without limitation, subject to Participants’ rights under Section 16(c), in the event of any such merger or similar transaction, subdivision or combination of Shares, dividend or other event described above, whether or not constituting a Change in Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee shall substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction. Notwithstanding the foregoing, if the Company shall subdivide the Shares or the Company shall declare a dividend payable in Shares, and if no action is taken by the Board or the Committee, then the adjustments contemplated by this Section 16(a) that are proportionate shall nevertheless automatically be made as of the date of such subdivision of the Shares or dividend in Shares. (b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate. (c) Change in Control. Subject to Section 16(d) and (e), except to the extent the Committee provides a result more favorable to holders of Awards in an award agreement, in the event of a Change in Control: (i) each holder of an Option or SAR (A) shall have the right at any time thereafter to exercise the Option or SAR in full whether or not the Option or SAR was theretofore exercisable; and (B) shall have the right, exercisable by written notice to the Company within 60 days after the Change in Control, to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the Fair Market Value of the Shares covered by the Option or SAR that is so surrendered on the date of surrender of the Option or SAR over the purchase or grant price of such Shares under the Award; (ii) Restricted Stock and Restricted Stock Units that are not then vested shall vest upon the date of the Change in Control and each holder of such Restricted Stock or such Restricted Stock Units shall have the right, exercisable by written notice to the Company within 60 days after the Change in Control, to receive, in exchange for the surrender of such Restricted Stock or the cancellation of such Restricted Stock Units, as applicable, an amount of cash equal to the Change in Control Price of such Restricted Stock or the number of Shares to which such Restricted Stock Units relate; (iii) each holder of a Performance Share and/or Performance Unit for which the performance period has not expired shall have the right, exercisable by written notice to the Company within 60 days after the Change in Control, to receive, in exchange for the surrender of the Performance Share and/or Performance Unit, an amount of cash equal to the product of the value of the Performance Share and/or Performance Unit assuming achievement of any performance goals at the target level and a fraction the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change in Control and the denominator of which is the number of whole months in the performance period; B-10 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | (iv) each holder of a Performance Share and/or Performance Unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the Performance Share and/or Performance Unit based on actual performance under any performance goals; and (v)all Annual and Long-Term Incentive Awards that are earned but not yet paid shall be paid, and all Annual and Long-Term Incentive Awards that are not yet earned shall be deemed to have been earned pro rata, as if the Performance Goals are attained as of the effective date of the Change in Control, by taking the product of (A) the Participant’s target award opportunity for the period to which the Award is subject, and (B) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change in Control and the denominator of which is the number of whole months in the performance period. For purposes of this Section 16, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit the value of which is equal to the Fair Market Value of one or more Shares shall be based on, the Change in Control Price. (d) The provisions of Section 16(c) notwithstanding, no acceleration of exercisability, vesting, issuance of shares or other payment shall occur under Section 16(c) with respect to Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units the value of which is based on the Fair Market Value of a Share (collectively, “Equity Awards”) held by Participants to the extent the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Equity Awards shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted award hereinafter called an “Alternative Award”), by the Participant’s employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must: (i) relate to a class of equity that is (or will be within 5 business days following the Change in Control) listed to trade on a recognized securities market; (ii) provide the Participant with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under such Equity Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment, including all provisions applicable in respect of such Equity Award that provide for accelerated vesting (with respect to Equity Awards that vest upon the attainment of one or more Performance Goals, if the Change in Control occurs during the course of a performance period applicable to the Equity Award, then (A) the Performance Goals shall be deemed to have been satisfied at the target level specified in the Participant’s award agreement or, if greater, otherwise specified by the Committee at or after grant, and (B) any Alternative Award shall not include a performance objective, unless otherwise determined by the Committee as constituted immediately prior to the Change in Control); (iii) have substantially equivalent economic value to the Equity Award (as determined by the Committee as constituted immediately prior to the Change in Control); and (iv) have terms and conditions providing that if the Participant’s employment is terminated upon or within three years following such Change in Control by the Participant’s employer other than for Cause or by the Participant for Good Reason, the Participant’s rights under each such Alternative Award shall become fully vested and exercisable (for purposes of this clause (iv), Good Reason and Cause shall be as defined in the Company’s Key Executive Employment and Severance Agreement (“KEESA”) applicable to the Participant prior to the occurrence of the Change in Control and if no KEESA is applicable to the Participant, then as such terms are defined in the form of KEESA filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2011; provided, however, that with respect to any Equity Award that does not qualify for any applicable exemption from the application of Section 409A of the Code, the payment or distribution of the Alternative Award shall only be made at the time otherwise specified under the Plan or the award agreement without regard to the occurrence of the Change in Control (including any six month delay in payment applicable to a “specified employee,” as determined in accordance with Section 409A of the Code). (e) Except as otherwise expressly provided in any agreement between a Participant and the Company (including where any such agreement makes reference to corresponding provisions of the 2004 Plan or the 2009 Plan rather than this Plan), if the receipt of any payment by a Participant under the circumstances described above would result in the B-11 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | payment by the Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax. 17. Miscellaneous. (a) Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for: (i) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan); (ii) the payment of the purchase price of Options (A) by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (B) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (C) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (D) by any combination of (A), (B) and/or (C); (iii) except in connection with the grant of Awards providing Options or SARs, for which Awards this subsection is not applicable, provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (but only after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to a nonqualified deferred compensation account for the Participant that complies with the applicable requirements of Code Section 409A, provides for the deferral of payment of such amounts to a specified employee or until a specified event described in Code Section 409A(a)(2), and may be settled in cash or Shares, as the Committee determines; (iv) restrictions on resale or other disposition of Shares; and (v) compliance with federal or state securities laws and stock exchange requirements. (b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of this Plan and all Awards, the following rules shall apply: (i) a Participant who transfers employment between the Corporation and its Subsidiaries, or between Subsidiaries, will not be considered to have terminated employment; (ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or a Subsidiary shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Subsidiaries; (iii) a Participant who ceases to be employed by the Company or a Subsidiary and immediately thereafter becomes a Non-Employee Director, or a non-employee director of a Subsidiary shall not be considered to have terminated employment with the Company or any of its Subsidiaries until such Participant’s service as a director of the Company and its Subsidiaries has ceased; and (iv) a Participant employed by a Subsidiary will be considered to have terminated employment when such entity ceases to be a Subsidiary. Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment with the Company or any of its Subsidiaries or service triggers the payment of compensation under such B-12 OSHKOSH CORPORATION 2016 Proxy Statement

ATTACHMENT B | Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the income inclusion, interest and additional tax imposed by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service. (c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated. (d) Offset. Subject to compliance with applicable law, the Company shall have the right to offset, from any amount payable or shares deliverable hereunder, any amount that the Participant owes to the Company or any Affiliate without the consent of the Participant or any individual with a right to the Participant’s Award. (e) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. (f) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under this Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges. Notwithstanding any provision of this Plan or any document pertaining to Awards granted hereunder to the contrary, this Plan shall be so construed, interpreted and administered to meet the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1). (g) Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial. (h) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint. (i) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles. (j) Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect. B-13 OSHKOSH CORPORATION 2016 Proxy Statement

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 7, 2017 OSHKOSH CORPORATION NOTICE OF ANNUAL MEETING OF SHAREHOLDERS You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of OSHKOSH CORPORATION ATTN: INVESTOR RELATIONS 2307 OREGON STREET OSHKOSH, WI 54903-2566 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. instructions and instructions on how to obtain E15162-TBD See the reverse side of this notice for voting proxy materials. Meeting Information Meeting Type:Annual For holders as of:December 12, 2016 Date: February 7, 2017Time: 8:00 a.m. CST Location: EAA Aviation Center 3000 Poberezny Road Oshkosh, Wisconsin 54902

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow E15163-TBD Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Telephone: To vote now by telephone, go to www.proxyvote.com. Have the information that is printed in the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. Vote In Person: At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting, visit www.eaa.org/eaa-museum. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE OF ANNUAL MEETING AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 24, 2017 to facilitate timely delivery.

A. The Board of Directors recommends that you vote FOR each of the following director nominees: Election of Directors Nominees: 1. 01) 02) 03) 04) 05) 06) Keith J. Allman Peter B. Hamilton Wilson R. Jones Leslie F. Kenne 07) 08) 09) 10) Stephen D. Newlin Craig P. Omtvedt Duncan J. Palmer John S. Shiely William S. Wallace Kimberley Metcalf-Kupres 11) Steven C. Mizell B. The Board of Directors recommends that you vote FOR Proposals 2 and 3. 2. Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2017. Approval, by advisory vote, of the compensation of the Company's named executive officers. 3. C. The Board of Directors recommends a vote FOR every 1 year in Proposal 4. 4. To recommend, by advisory vote, the frequency of advisory votes on the compensation of the Company's named executive officers. D. The Board of Directors recommends a vote FOR Proposal 5. 5. Approval of the 2017 Incentive Stock and Awards Plan. E. Other Business. 6. To consider and act on such other business as may properly come before the Annual Meeting. E15164-TBD Voting Items

E15165-TBD

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time February 6, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OSHKOSH CORPORATION ATTN: INVESTOR RELATIONS 2307 OREGON STREET OSHKOSH, WI 54903-2566 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Oshkosh Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Oshkosh Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time February 6, 2017. Have your card in hand when you call and then follow the instructions. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E15145-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. OSHKOSH CORPORATION For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. A. The Board of Directors recommends that you vote FOR each of the following director nominees: Election of Directors Nominees: 1. ! ! ! 01) 02) 03) 04) 05) 06) Keith J. Allman Peter B. Hamilton Wilson R. Jones Leslie F. Kenne Kimberley Metcalf-Kupres Steven C. Mizell 07) 08) 09) 10) 11) Stephen D. Newlin Craig P. Omtvedt Duncan J. Palmer John S. Shiely William S. Wallace B. The Board of Directors recommends that you vote FOR Proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2017. Approval, by advisory vote, of the compensation of the Company's named executive officers. 3. C. The Board of Directors recommends a vote FOR every 1 year in Proposal 4. 1 Year 2 Years 3 Years Abstain ! ! ! ! 4. To recommend, by advisory vote, the frequency of advisory votes on the compensation of the Company's named executive officers. D. The Board of Directors recommends that you vote FOR Proposal 5. For Against Abstain ! ! ! 5. Approval of the 2017 Incentive Stock and Awards Plan. E. Other Business. 6. To consider and act on such other business as may properly come before the Annual Meeting. F. Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed. Please sign within the box(es). I hereby acknowledge receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report. Note: Please sign name exactly as it appears hereon. When signing as attorney, executor, trustee or guardian, please add title. For joint accounts, each owner should sign. Signature Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 7, 2017: The Notice of Annual Meeting of Shareholders, the Proxy Statement and our 2016 Annual Report are available online at www.proxyvote.com E15146-TBD PROXY OSHKOSH CORPORATION Revocable Proxy for the 2017 Annual Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS I hereby appoint Richard M. Donnelly and Ignacio A. Cortina, and each of them, with full power to act without the other, and each with full power of substitution (the "Proxies"), as my proxy to vote all shares of Oshkosh Corporation Common Stock that I am entitled to vote at the Annual Meeting of Shareholders of Oshkosh Corporation (the "Company") to be held at the EAA Aviation Center, 3000 Poberezny Road, Oshkosh, Wisconsin 54902, at 8:00 a.m. Central Standard Time on Tuesday, February 7, 2017, or at any adjournment or postponement thereof, as set forth herein, hereby revoking any proxy previously given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1, "FOR" THE RATIFICATION OF AUDITORS IN ITEM 2, "FOR" THE APPROVAL, BY ADVISORY VOTE, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS IN ITEM 3, "FOR" THE RECOMMENDATION TO VOTE ON EXECUTIVE COMPENSATION EVERY ONE YEAR IN ITEM 4, AND "FOR" THE APPROVAL OF THE 2017 INCENTIVE STOCK AND AWARDS PLAN IN ITEM 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. V.1.1